UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

EXCO RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXCO Resources, Inc.

Notice of 2015

Annual Meeting

of Shareholders

and Proxy Statement

Please Complete, Sign, Date And Return Your Proxy Promptly

August 5, 2015

10:00 a.m. local time

EXCO Resources, Inc.

12377 Merit Drive

First Floor Conference Center

Dallas, Texas 75251

EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

June 11, 2015

Dear EXCO Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of EXCO Resources, Inc. The meeting will be held at 10:00 a.m. local time on August 5, 2015, at the corporate office of EXCO Resources, Inc., 12377 Merit Drive, Dallas, Texas 75251. Your Board of Directors and management look forward to greeting those of you able to attend in person.

•	You will find enclosed a Notice of Annual Meeting of Shareholders that identifies the proposals to be presented for your action.

•	You will find enclosed the 2014 Annual Report, which includes our financial statements.

Your vote is important. The Board of Directors appreciates and encourages shareholder participation in the company’s affairs. Whether or not you can attend the meeting, please read the proxy statement carefully, then vote your shares by Internet, by telephone or by completing, signing, dating and returning the enclosed proxy card promptly in the envelope provided, so that your shares will be represented at the meeting.

Please note that brokers may not vote your shares on the election of directors, the NYSE proposal, the authorized shares proposal, the opportunity waiver proposal or the advisory vote to approve executive compensation in the absence of your specific instructions as to how to vote. Whether you attend or not, please submit your proxy so your vote can be counted.

On behalf of the Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Jeffrey D. Benjamin

Non-Executive Chairman of the Board of Directors

Important notice regarding the availability of proxy materials for the annual meeting to be held on August 5, 2015: Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2014 Annual Report to Shareholders are also available at www.RRDEZProxy.com/2015/EXCO.

EXCO RESOURCES, INC.

12377 Merit Drive • Suite 1700

Dallas, Texas 75251

(214) 368-2084 • Fax (214) 368-2087

Notice of Annual Meeting of Shareholders

To Be Held August 5, 2015

The 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of EXCO Resources, Inc., a Texas corporation (“EXCO” or the “Company”), will be held at 10:00 a.m. local time on August 5, 2015 at the corporate office of EXCO Resources, Inc., 12377 Merit Drive, Dallas, Texas 75251, for the following purposes:

(1)	the election of six directors to the Board of Directors, each for a one-year term;

(2)	the approval, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, of the issuance of warrants and shares of common stock issuable upon the exercise of the warrants, pursuant to the terms and conditions of the services and investment agreement, dated as of March 31, 2015, by and between the Company and Energy Strategic Advisory Services LLC (“ESAS”), as amended;

(3)	the approval of an amendment to the Company’s Third Amended and Restated Articles of Incorporation, as amended, to increase the authorized number of shares of the Company’s common stock to 780,000,000 and make other amendments to conform with the requirements of the Texas Business Organizations Code;

(4)	the approval of an amendment to the Company’s Third Amended and Restated Articles of Incorporation, as amended, to include a waiver of the duty of directors to present corporate opportunities to the Company;

(5)	the advisory vote to approve executive compensation;

(6)	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm; and

(7)	the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on June 8, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for the 10 calendar days prior to the meeting. The list will also be available during the Annual Meeting for inspection by shareholders.

Officers of the Company will be present at the Annual Meeting and available to respond to questions from shareholders.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE VOTE IN ONE OF THE FOLLOWING WAYS:

•	USE THE TOLL-FREE NUMBER shown on your proxy card to vote by telephone;

•	VISIT THE WEBSITE noted on your proxy card to vote via the Internet;

•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope; OR

•	VOTE IN PERSON by appearing at the Annual Meeting and submitting a ballot at the meeting.

SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. Whether you attend or not, please submit your proxy so your vote can be counted.

If you have any questions, or need assistance in voting your proxy, please call our proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 745-0270.

By Order of the Board of Directors,

William L. Boeing

Vice President, General Counsel and Secretary

Dallas, Texas

June 11, 2015

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1
PROPOSAL 1: ELECTION OF DIRECTORS	10
Vote Required	10
Directors and Nominees	10
Board Committees and Meetings	13
Report of the Audit Committee	14
Director Compensation	15
Corporate Governance	17
Executive Officers	20
Other Officers and Divisional Managers of Our Company	21
Compensation Discussion and Analysis	23
Compensation Committee Report	37
Compensation of Executive Officers	38
Fourth Amended and Restated EXCO Resources, Inc. Severance Plan	44
Severance Arrangements with our Former Chief Executive Officer	45
Potential Payments	46
Compensation Committee Interlocks and Insider Participation	47
Equity Compensation Plan Information	47
Section 16(a) Beneficial Ownership Reporting Compliance	47
Transactions with Related Persons	47
PROPOSAL 2: APPROVAL, FOR PURPOSES OF SECTION 312.03 OF THE NEW YORK STOCK EXCHANGE LISTED COMPANY MANUAL, OF THE ISSUANCE OF WARRANTS AND SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS, PURSUANT TO THE TERMS AND CONDITIONS OF THE SERVICES AND INVESTMENT AGREEMENT, DATED AS OF MARCH 31, 2015, BY AND BETWEEN THE COMPANY AND ESAS	49
Overview Need for Shareholder Approval Consequences if Shareholders Approve this Proposal Consequences if Shareholders Fail to Approve this Proposal Board of Directors Recommendation Vote Required	49 52 54 55 55 55

PROPOSAL 3: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 780,000,000 AND MAKE OTHER AMENDMENTS TO CONFORM WITH THE REQUIREMENTS OF THE TEXAS BUSINESS ORGANIZATIONS CODE

Background

Proposed Amendments

Reasons for the Amendment

Effects of the Authorization of Additional Common Stock on Holders of Common Stock

Possible Anti-Takeover Effects

Vote Required

56 56 57 57 58 58 59
PROPOSAL 4: APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO WAIVE THE DOCTRINE OF CORPORATE OPPORTUNITY Background Proposed Amendments Reasons for the Amendment Vote Required	60 60 60 61 61
PROPOSAL 5: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	62
Vote Required	62

EXCO RESOURCES, INC.

12377 MERIT DRIVE • SUITE 1700

DALLAS, TEXAS 75251

(214) 368-2084 • FAX (214) 368-2087

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 5, 2015

Unless the context requires otherwise, references in this proxy statement to “EXCO,” “we,” “us,” “our” and the “Company” are to EXCO Resources, Inc. and its consolidated subsidiaries. Unless the context otherwise requires, references to the “shareholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”).

The accompanying proxy is solicited by the Board of Directors on behalf of EXCO Resources, Inc., a Texas corporation, to be voted at the 2015 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on August 5, 2015, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”) and at any adjournment(s) or postponement(s) thereof. This proxy statement and accompanying proxy are first being mailed on or about June 11, 2015. The Company’s Annual Report to Shareholders covering the Company’s fiscal year ended December 31, 2014 is enclosed herewith, but does not form any part of the materials for the solicitation of proxies.

INTERNET AVAILABILITY AND ELECTRONIC DELIVERY OF PROXY DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 5, 2015: Our official Notice of Annual Meeting of Shareholders, Proxy Statement and 2014 Annual Report to Shareholders are available at www.RRDEZProxy.com/2015/EXCO.

The executive offices of the Company are located at, and the mailing address of the Company is, 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

What is a proxy statement?

It is a document that we are required to give you in accordance with regulations of the Securities and Exchange Commission (the “SEC”) when we ask you to sign a proxy card to vote your shares of Common Stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the Notice, including (1) the election of six directors to the Board of Directors, each for a one-year term, (2) the approval, as required by Section 312.03 of the New York Stock Exchange Listed Company Manual, of the issuance of warrants and the shares of Common Stock issuable upon the exercise of warrants, pursuant to the terms and conditions of the services and investment agreement, dated as of March 31, 2015, by and between the Company and ESAS, as amended (the “services and investment agreement”) (this proposal is referred to as the “NYSE Proposal”), (3) the approval of an amendment to the Company’s Third Amended and Restated Articles of Incorporation, as amended (the “Charter”), to increase the authorized number of shares of the Company’s Common Stock to 780,000,000 and make other amendments to conform with the requirements of the Texas Business Organizations Code, as amended (the “TBOC”) (this proposal is referred to as the “Authorized Shares Proposal”), (4) the approval of an amendment to the Charter to include a waiver of the duty of directors to present corporate opportunities to the Company (this proposal is referred to as the “Opportunity Waiver Proposal”), (5) an advisory vote to approve executive compensation, (6) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm (this proposal is referred to as the “Ratification of KPMG”) and (7) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Also, management will report on the Company’s performance during the last fiscal year and will be available to respond to questions from shareholders.

What is “householding” and how does it affect me?

With respect to eligible shareholders who share a single address, we are sending only one proxy statement to that address unless we received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact EXCO Resources, Inc. at 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, Attn: Secretary or call (214) 368-2084 and ask for investor relations. Eligible shareholders of record receiving multiple copies of our proxy statement can request householding by contacting us in the same manner. Shareholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy statement to a shareholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy materials are available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy materials in this manner.

What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one set of proxy materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 8, 2015 (the “Record Date”). The Record Date is established by the Board of Directors as required by Texas law. On the Record Date, 273,700,583 shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Subject to the limitations set forth below, only shareholders at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the shareholders?

Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Neither the Company’s Charter nor its Second Amended and Restated Bylaws, as amended, allow for cumulative voting rights.

The presence, in person, by a duly authorized representative in the case of a corporation or other legal entity, or through representation by proxy, of the holders of a majority of the combined voting power of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s transfer agent, you are considered the shareholder of record with respect to those shares. The proxy statement, annual report and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy statement, annual report and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing or by following such nominee’s instructions for voting by telephone or the Internet.

What is a broker non-vote?

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares on behalf of beneficial owners have the authority to vote on certain proposals when they have not received instructions from the beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item under the rules of the NYSE and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to the Ratification of KPMG. Your broker does not have discretionary authority to vote your shares with respect to the election of directors, the NYSE Proposal, the Authorized Shares Proposal, the Opportunity Waiver Proposal or the advisory vote to approve executive compensation in the absence of specific instructions from you.

How do I vote my shares?

If you are a record holder, you may vote your Common Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the meeting. To vote by proxy, you must do one of the following:

•	USE THE TOLL-FREE NUMBER shown on your proxy card to vote by telephone;

•	VISIT THE WEBSITE shown on your proxy card to vote via the Internet; or

•	MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the postage-paid envelope.

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your shares of Common Stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed William L. Boeing, W. Justin Clarke, Harold L. Hickey and Richard A. Burnett to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you mark, sign, date and return it before the Annual Meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares “for” the election of the nominated directors, “for” the NYSE Proposal, “for” the Authorized Shares Proposal, “for” the Opportunity Waiver Proposal, “for” the advisory vote to approve executive compensation, and “for” the Ratification of KPMG. We do not anticipate that any nominee for election to the Board of Directors will be unable to serve or that any other matters will come before the Annual Meeting, but if a nominee is unable to serve, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their discretion.

If your shares are held in “street name,” in addition to the proxy solicitation materials we have provided to the street name holder, the street name holder should provide its own request for voting instructions. By completing the voting instruction card, you may direct your street name holder how to vote your shares. Alternatively, if you want to vote your street name shares at the Annual Meeting, you must contact your broker directly in order to obtain a proxy issued to you by your street name holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your street name shares at the Annual Meeting.

If you are a Company employee participating in the Company 401(k) plan, then you may be receiving this material because of the Common Stock held for your account in the plan. In that case, you may use the enclosed proxy card to instruct the plan trustees how to vote the shares. The trustees will vote the shares in accordance with your instructions and the terms of the plan. The plan trustees may vote the shares held for you even if you do not direct them how to vote. The trustees will vote any shares for which they do not receive instructions in the same proportion as they vote the shares for which they do receive instructions.

Are votes confidential? Who counts the votes?

The votes of all shareholders will be held in confidence from directors, officers and employees of the Company except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) in case of a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) to allow the independent inspectors of election to certify the results of the vote.

An automated system administered by the Company’s transfer agent tabulates the votes. Each proposal is tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the meeting.

However, if your shares are held in “street name,” you may vote your shares in person only if you obtain a nominee-issued proxy from your broker or nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What are my choices when voting?

In the election of directors, shareholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the NYSE Proposal, the Authorized Shares Proposal, the Opportunity Waiver Proposal, the advisory vote to approve executive compensation, and the Ratification of KPMG, shareholders may vote for the proposals, against the proposals, or abstain from voting on the proposals.

What are the recommendations of the Board of Directors on how I should vote my shares?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of each director nominee.

Proposal 2—FOR the NYSE Proposal.

Proposal 3—FOR the Authorized Shares Proposal.

Proposal 4—FOR the Opportunity Waiver Proposal.

Proposal 5—FOR the advisory vote to approve executive compensation.

Proposal 6—FOR the Ratification of KPMG.

What if I do not specify how I want my shares voted?

If you return a signed proxy card and do not specify on your proxy card (or when giving your proxy by telephone or over the Internet) how you want to vote your shares, your shares will be voted in the following manner:

Proposal 1—FOR the election of each director nominee.

Proposal 2—FOR the NYSE Proposal.

Proposal 3—FOR the Authorized Shares Proposal.

Proposal 4—FOR the Opportunity Waiver Proposal.

Proposal 5—FOR the advisory vote to approve executive compensation.

Proposal 6—FOR the Ratification of KPMG.

Can I change my vote?

Yes. You may revoke your proxy at any time by any of the following means:

•

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares at the meeting to revoke your proxy. If your shares are held in “street name,” you will need a nominee-issued proxy from your broker to vote your shares at the meeting.

•	Completing and submitting a new valid proxy bearing a later date by Internet, telephone or mail.

•

Giving written notice of revocation to the Company addressed to William L. Boeing, Vice President, General Counsel and Secretary, at the Company’s address above, which notice must be received before noon local time on August 4, 2015.

What percentage of the vote is required to approve the election of each director nominee?

Assuming the presence of a quorum, the six director nominees who receive the most votes from the holders of the shares of our Common Stock for their election will be elected (i.e., the affirmative vote by the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of the director nominees). However, pursuant to the Company’s Corporate Governance Guidelines, in an uncontested election of directors, any director nominee who has a greater number of votes “withheld” from his election than votes “for” such election, is required to promptly tender his resignation to the Board of Directors following certification of the shareholder vote. The nominating and corporate governance committee of the Board of Directors or, alternatively, a committee of the independent directors of the Board of Directors (which will specifically exclude any director who is required to offer his own resignation), shall recommend to the Board of Directors whether to accept the resignation offer. The Board of Directors will consider and act on the recommendation and will publicly disclose its decision with regard to any resignation offered under these circumstances, including, if applicable, the reasons for rejecting the offered resignation.

What percentage of the vote is required to approve the NYSE Proposal?

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock is required to approve the NYSE Proposal.

What percentage of the vote is required to approve the Authorized Shares Proposal?

The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote on the subject matter at the Annual Meeting is required to approve the Authorized Shares Proposal.

What percentage of the vote is required to approve the Opportunity Waiver Proposal?

The affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote on the subject matter at the Annual Meeting and the affirmative vote of a majority of the votes cast (excluding abstentions) by the disinterested shareholders of the Company are required to approve the Opportunity Waiver Proposal.

What percentage of the vote is required to approve the executive compensation proposal?

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to approve the executive compensation proposal. This is a non-binding advisory vote.

What percentage of the vote is required to approve the Ratification of KPMG?

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to approve the Ratification of KPMG as the Company’s independent registered public accounting firm.

How are votes withheld, abstentions and broker non-votes treated?

Abstentions or votes withheld are included in the determination of the number of shares present for determining a quorum for all proposals. Votes withheld will have no effect with respect to the election of directors except that if a director nominee in an uncontested election receives a greater number of votes “withheld” than votes “for” his election, the nominee will be required to tender his resignation to the Board of Directors for consideration in accordance with the voting policy in the Company’s Corporate Governance Guidelines, which is described under “—What percentage of the vote is required to approve the election of each director nominee?” and “Election of Directors (Proposal 1).” An abstention will have no effect on the election of directors but will have the same effect as a vote cast against the advisory vote to approve executive compensation, against the NYSE Proposal, against the Authorized Shares Proposal, and against the Ratification of KPMG. Abstentions will have the same effect as a vote cast against the Opportunity Waiver Proposal with respect to seeking the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote on the subject matter at the Annual Meeting and will have no effect on the Opportunity Waiver Proposal with respect to seeking the affirmative vote of a majority of the votes cast (excluding abstentions) by the disinterested shareholders of the Company.

Broker non-votes are included in the determination of the number of shares present for determining a quorum at the meeting. Broker non-votes will have no effect on the election of directors, the advisory vote to approve executive compensation, and the NYSE Proposal. Broker non-votes are not applicable to the Ratification of KPMG. Broker non-votes will have the same effect as a vote cast against the Authorized Shares Proposal. Broker non-votes will have the same effect as a vote cast against the Opportunity Waiver Proposal with respect to seeking the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock entitled to vote on the subject matter at the Annual Meeting and will have no effect on the Opportunity Waiver Proposal with respect to seeking the affirmative vote of a majority of the votes cast (excluding abstentions) by the disinterested shareholders of the Company.

What proposals are required to be approved so that EXCO will be able to consummate the transactions contemplated by the services and investment agreement?

Consummation of the transactions contemplated by the services and investment agreement depends on a number of conditions being satisfied or waived. These conditions include that our shareholders approve: (i) the NYSE Proposal; (ii) the Authorized Shares Proposal; and (iii) the Opportunity Waiver Proposal. Unless ESAS waives the satisfaction of these conditions, the approval of the NYSE Proposal, the Authorized Shares Proposal and the Opportunity Waiver Proposal is required to consummate the transactions contemplated by the services and investment agreement. However, even if ESAS were to waive the satisfaction of the conditions that the NYSE Proposal and the Authorized Shares Proposal be approved, we could not consummate the transactions contemplated by the services and investment agreement without those approvals because of the NYSE rules and regulations and the limited number of authorized shares of Common Stock under our Charter.

Is any proposal conditioned upon the approval of another proposal?

The Opportunity Waiver Proposal is conditioned upon (i) the approval of the NYSE Proposal and (ii) the approval of the Authorized Shares Proposal. If either the NYSE Proposal or the Authorized Shares Proposal is not approved, the Opportunity Waiver Proposal will not be acted upon at the Annual Meeting. No other proposal to be presented at the Annual Meeting is conditioned upon the approval of any other proposal.

Why are you seeking shareholder approval for the issuance of securities pursuant to the services and investment agreement with ESAS?

Because our Common Stock is listed on the NYSE, we are subject to NYSE rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires shareholder approval prior to the issuance of Common Stock, or securities convertible into or exercisable for Common Stock, in any transaction or series of transactions if (i) the Common Stock to be issued has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock, or (ii) if the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock. Section 312.03 of the NYSE Listed Company Manual also requires shareholder approval prior to an issuance that will result in a change of control of the Company.

The services and investment agreement with ESAS contemplates the issuance of warrants, which, subject to certain conditions, including the closing under the services and investment agreement, may be exercisable for a number of shares of Common Stock representing more than 20% of the number of shares of Common Stock outstanding at the time the warrants were issued and no exceptions are applicable to this transaction. Accordingly, shareholder approval is required under Section 312.03 of the NYSE Listed Company Manual. The proposed transaction may also be deemed to result in a change of control of the Company for purposes of this NYSE rule. Shareholders should note that a “change of control” as described under Section 312.03 of the NYSE Listed Company Manual applies only with respect to the application of such rule, and does not constitute a “change of control” for purposes of Texas law, our organizational documents, or any other purpose.

Why am I being asked to vote on the Authorized Shares Proposal?

As of the Record Date, a total of 273,700,583 shares of the Company’s currently authorized 350,000,000 shares of Common Stock were issued and outstanding and approximately 10,453,226 shares were reserved for issuance pursuant to the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan (the “Incentive Plan”), leaving approximately 65,846,191 shares of Common Stock currently unreserved and available for future issuance. The proposed amendment to the Company’s Charter to increase the authorized number of shares of Common Stock to 780,000,000 is to ensure that an adequate number of shares of Common Stock are available for future issuance, including 80,000,000 shares to be reserved for issuance under the warrants issued to ESAS. The Board of Directors believes that the proposed increase will make available a sufficient number of authorized shares of Common Stock for future issuances for a number of purposes, including refinancings, corporate mergers and acquisitions, issuances under the Incentive Plan, public or private offerings of Common Stock, stock splits, stock dividends or other corporate purposes. In particular, the Board of Directors believes that the proposed increase is necessary as a result of the transactions resulting from the services and investment agreement, including (i) the issuance and sale of 5,882,353 shares of Common Stock to ESAS at a price per share of $1.70 (the “Initial Investment”) upon effectiveness of a resale registration statement covering such shares and (ii) the issuance of warrants to ESAS to purchase an aggregate of 80,000,000 shares of Common Stock, subject to certain terms and conditions described therein. Accordingly, we would have 290,036,162 shares of Common Stock outstanding or reserved for issuance upon the consummation of the Initial Investment. If the NYSE Proposal is approved, pursuant to the services and investment agreement, the Company will be required to authorize and reserve for issuance a number of shares equal to the maximum number of shares of Common Stock issuable upon the exercise of the warrants (without regard to any limitations on the exercise of the warrants set forth therein). The availability of additional shares of Common Stock will provide the Company with greater flexibility in taking any of these actions and will allow it to issue shares of Common Stock without the delay or expense of obtaining shareholder approval, except to the extent required by state law or the requirements of the NYSE or any other applicable exchange or quotation system for particular transactions. In addition, the Board of Directors is proposing conforming language to the TBOC requirements because of a requirement under the TBOC to make conforming changes with the first amendment to the Charter filed after January 1, 2010.

Why am I being asked to vote on the Opportunity Waiver Proposal?

Currently, the Company’s Charter does not provide for a waiver of the doctrine of corporate opportunity for members of the Company’s Board of Directors. We have agreed that at the closing of the services and investment agreement, C. John Wilder will fill a vacancy on our Board of Directors and commence service as Executive Chairman of the Board of Directors. Mr. Wilder is the Executive Chairman of Bluescape Resources Company LLC (“Bluescape”), a private, independent investment and operating company, focused principally in the oil and gas and power sectors and the Chairman of the Board of Parallel Resource Partners, LLC (“Parallel”), the investment advisor to private equity funds focused principally in the oil and gas sector. In anticipation that Mr. Wilder would be appointed to the Board of Directors upon the completion of the transaction, the Board of Directors believes that such a waiver would be necessary due to the fact that the Company, on the one hand, and Bluescape and the funds managed by Parallel, on the other hand, may engage in the same or similar activities or lines of business and may have an interest in the same areas of business opportunities. Throughout the performance by ESAS of the services contemplated by the services and investment agreement, it is possible that the Company, on the one hand, and Bluescape and the funds managed by Parallel, on the other hand, would continue to compete in the same or similar subsets of their mutual industry. As a result, ESAS, Bluescape, the funds managed by Parallel, Mr. Wilder, and the affiliates of each may develop or receive confidential information that constitutes business opportunities for the Company. In anticipation of this potential overlap, the Company recognizes that clear and defined guidelines on the conduct and affairs of the Company and our directors as they relate to such opportunities are essential. The Board of Directors believes that the Opportunity Waiver Proposal is necessary to maintain the benefits to be derived by the Company through its contractual, corporate and business relations with ESAS, and in particular, to leverage the expertise and service of Mr. Wilder. As discussed above, because the Company, on the one hand, and Bluescape and the funds managed by Parallel, on the other hand, are likely to continue to engage in the same or similar lines of business,

Mr. Wilder would face difficulties in fulfilling his fiduciary obligations to the Company and its shareholders on the one hand, and to Bluescape, the funds managed by Parallel and their respective equityholders, on the other hand. The determination of the full scope of such duties in any particular situation would be extremely difficult and time consuming. Bluescape, Parallel and Mr. Wilder would face significant exposure to potential liabilities, which would deter ESAS from completing the services contemplated by the services and investment agreement and also deter Mr. Wilder from serving on the Board of Directors and as Executive Chairman.

Who are the proxy solicitors, what are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy, and we will pay all of the costs of asking for shareholder proxies. We have hired D.F. King & Co., Inc. (“D.F. King”) to help us send out the proxy materials and to solicit proxies. D.F. King has agreed to provide us with consulting and analytic services and solicitation services for banks, brokers, institutional investors and individual shareholders. D.F. King’s fee for these services is $5,500, plus reimbursement of reasonable out-of-pocket expenses, including telephone calls. We have agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities under the federal securities laws. We can ask for proxies through the mail or personally by telephone or the Internet. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials to the beneficial owners of Common Stock. We may use officers and employees of the Company to ask for proxies, as described below.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Texas law does not provide shareholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by mail, telephone, facsimile, e-mail, other electronic means or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement and the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to call our proxy solicitor, D.F. King, toll-free at (866) 745-0270.

ELECTION OF DIRECTORS

(Proposal 1)

The Board of Directors is currently comprised of six directors. The Board of Directors has nominated six directors for election at the Annual Meeting by the shareholders (the “Director Nominees”).

Pursuant to a letter agreement that the Company entered into with funds managed by Oaktree Capital Management, LP (“Oaktree” and together with the managed funds, the “Oaktree Funds”) in March 2007, Oaktree has the right to nominate one director for election at any annual meeting of shareholders so long as Oaktree beneficially owns at least 10,000,000 shares of Common Stock. As of the Record Date, Oaktree owned in excess of 10,000,000 shares of Common Stock. As a result, Mr. Ford has been nominated by Oaktree, as well as by our Board of Directors, for election at the Annual Meeting.

Set forth below are the six Director Nominees to be elected by the shareholders to serve until the Annual Meeting of Shareholders in 2016 or until their respective successors have been duly elected and qualified. Shareholders will be unable to vote the proxies mailed with this proxy statement for more than six persons.

Vote Required

To be elected as a director, each Director Nominee must receive a plurality of the votes cast by the shareholders entitled to vote for the election of directors. However, pursuant to the Company’s Corporate Governance Guidelines, in an uncontested election of directors, any Director Nominee who has a greater number of votes “withheld” from his election than votes “for” such election (a “Majority Withheld Vote”) is required to promptly tender his resignation from the Board of Directors following certification of the shareholder vote. The nominating and corporate governance committee will consider the resignation offer and recommend to the Board of Directors whether to accept such resignation. However, if each member of the nominating and corporate governance committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves and recommend to the Board of Directors whether to accept such resignation. Further, if the only directors who did not receive a Majority Withheld Vote in the same election constitute two or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers. The Board of Directors will act upon a recommendation within 90 days following certification of the shareholder vote and will promptly disclose its decision whether to accept a director’s resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth the name, age and positions of each Director Nominee, each of whom is currently serving on our Board of Directors:

Name	Age	Position
Jeffrey D. Benjamin(1)(2)(3)	53	Director; non-executive Chairman
B. James Ford(2)(3)	46	Director
Samuel A. Mitchell(1)(2)(3)	72	Director
Wilbur L. Ross, Jr.(2)(3)	77	Director
Jeffrey S. Serota(1)(2)(3)	49	Director
Robert L. Stillwell(1)(2)(3)	78	Director

(1)	Member of the audit committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.

The biographies of the Director Nominees, each of whom is currently serving on our Board of Directors, are as follows:

Jeffrey D. Benjamin became non-executive Chairman of our Board of Directors in November 2013 and has been serving as one of our directors since October 2005. Mr. Benjamin previously served as a director from August 1998 through July 2003 and a director of our parent holding company from July 2003 through its merger into us. Since June 2008, Mr. Benjamin has been a Senior Advisor to Cyrus Capital Partners, LP (“Cyrus Capital Partners”). Mr. Benjamin also serves as a Consultant to Apollo Management, LP (“Apollo Management’) and from September 2002 until June 2008, Mr. Benjamin served as a Senior Advisor to Apollo Management. With his service at Apollo Management and Cyrus Capital Partners, Mr. Benjamin has extensive financial, capital markets and strategic experience. Mr. Benjamin is currently a director of American Airlines Group Inc., Caesars Entertainment Corporation and Chemtura Corporation and Chairman of the Board of Directors of A-Mark Precious Metals, Inc. During the past five years, Mr. Benjamin also served on the board of directors of Virgin Media Inc. and Spectrum Group International, Inc. In connection with his service as a director of nine public companies other than EXCO over the past ten years, Mr. Benjamin has served on five compensation committees (including two as chairman), five audit committees and five nominating and corporate governance committees (including two as chairman), all of which provide him with important insights into corporate governance, financial reporting and oversight, executive compensation and board functions. In addition, Mr. Benjamin has deep knowledge of the Company and its business, having served on our and our affiliates’ boards since October 2005 and prior to that from 1998 through 2003. Mr. Benjamin holds a Master of Science (MBA) in Management from the Sloan School of Management at Massachusetts Institute of Technology, with a concentration in Finance, and has 28 years of investment banking and investment management experience.

B. James Ford became one of our directors in December 2007. Mr. Ford is a Managing Director of Oaktree where he has worked since 1996. Mr. Ford is a portfolio manager of Oaktree’s global principal group, which invests in controlling and minority positions in private and public companies. Mr. Ford serves on the board of directors of Contango Oil & Gas Company, Oaktree Capital Group, LLC and Townsquare Media, LLC as well as a number of private companies and not-for-profit entities, and formerly served on the board of directors of Dial Global, Inc. and Crimson Exploration, Inc. prior to its merger with Contango Oil & Gas Company. Prior to becoming a portfolio manager, Mr. Ford led the group’s efforts in the media and energy sectors. Mr. Ford’s background and experience provide him with extensive investment, capital markets and strategic experience, as well as important insights into corporate governance and board functions. He is also an active member of the Children’s Bureau Board of Directors and serves as a trustee for the Stanford Graduate School of Business Trust. Mr. Ford received a B.A. degree in Economics from the University of California at Los Angeles and a Masters of Business Administration degree from the Stanford Graduate School of Business.

Samuel A. Mitchell became one of our directors in June 2013. Mr. Mitchell has served as a director of Overstock.com, Inc. since October 2010. Mr. Mitchell was formerly a director of International Coal Group, Inc. from 2006 until its acquisition in 2011. Since 2004, Mr. Mitchell has been a Managing Director of Hamblin Watsa Investment Counsel (“Hamblin Watsa”), a wholly-owned subsidiary of Fairfax Financial Holdings, Inc. (“Fairfax Financial”), a Toronto-based property and casualty insurance holding company. Hamblin Watsa is responsible for managing the investments of Fairfax Financial. From 2005 to 2007, Mr. Mitchell was a director of Odyssey Re Holdings Corp., a majority-owned subsidiary of Fairfax Financial that is an underwriter of property and casualty treaty and facultative reinsurance. Prior to joining Hamblin Watsa, Mr. Mitchell was Managing Director and co-founder in 1993 of Marshfield Associates, a Washington, D.C.-based investment counsel firm. Mr. Mitchell also has experience in the healthcare industry, having served as a Director of Research and Federal Relations for the Federation of American Health Systems from 1983 to 1993, and as Director of Research for the Health Industry Manufacturers Association from 1977 to 1981. In 1973, he co-founded

Research from Washington, which advised large institutional investors on the outlook and economic impact of legislation and federal government initiatives. Mr. Mitchell started his career in 1968 with the Washington, D.C.-based investment counsel firm, Davidge and Co. He has a B.A. from Harvard College and an M.B.A. from Harvard Business School. Mr. Mitchell’s experience as Managing Director of Hamblin Watsa, and his four decades of business experience provide him with extensive investment, capital markets and financial experience as well as important insights into financial reporting, oversight and Board functions.

Wilbur L. Ross, Jr. became one of our directors in March 2012. Mr. Ross is the Founder, Chairman and Chief Strategy Officer of WL Ross & Co. LLC (“WL Ross”), a private equity firm. Mr. Ross was also formerly the Chief Executive Officer of WL Ross prior to April 30, 2014 when he became its Chairman and Chief Strategy Officer. In March 2014, Mr. Ross became the Chairman and Chief Executive Officer of WL Ross Holding Corp, a special purpose acquisition company. Mr. Ross is currently a member of the board of directors of ArcelorMittal, the world’s largest steel and mining company; DSS Holdings LP, a shipping transportation company; Sun Bancorp, Inc.; and the Bank of Cyprus. Mr. Ross formerly served as a member of the board of directors of many banks, financial and other companies, including but not limited to, The Governor and Company of the Bank of Ireland, a commercial bank in Ireland until June 2014, BankUnited, Inc. until March 2014; Talmer Bancorp., Assured Guaranty, an insurance company, International Textile Group, NBNK Investments PLC, PB Materials Holdings, Inc., Ohizumi Manufacturing, Ocwen Financial Corp., Navigator Holdings, a marine transport company, and International Automotive Components until November 2014; Plascar Participacoes SA, a manufacturer of automotive interiors, until January 2014 and Air Lease Corporation, an aircraft leasing company from 2010 to December, 2013; International Coal Group from April 2005 to June 2011, Montpelier Re Holdings Ltd., a reinsurance company, from 2006 to March 2010; The Greenbrier Companies, a supplier of transportation equipment and services to the railroad industry from June 2009 until January 2013. Mr. Ross was Executive Managing Director of Rothschild Inc. for 24 years before acquiring that firm’s private equity partnerships in 2000. Mr. Ross is a graduate of Yale University and of Harvard Business School. Through the course of Mr. Ross’ career, he has served as a principal financial adviser to, investor in, and director of various companies across the globe operating in diverse industries, and he has assisted in restructuring more than $400 billion of corporate liabilities. Mr. Ross possesses unique skills, qualities and experience, as evidenced by his background, which we believe adds significant value to board discussions and to our success.

Jeffrey S. Serota became one of our directors in March 2007. Mr. Serota previously served as a director of EXCO Resources and EXCO Holdings from July 2003 until October 2005. He served as a Senior Partner of Ares, an alternative asset investment firm, from September 1997 until his retirement in December 2012. Mr. Serota subsequently served as a Senior Advisor to Ares until December 31, 2013. Prior to joining Ares, Mr. Serota worked at Bear Stearns Companies, Inc. from March 1996 to September 1997, where he specialized in providing investment banking services to financial sponsor clients of the firm. He currently serves on the board of directors of SandRidge Energy, Inc. and CIFC Corp., and previously served on the boards of directors of Lyondell Basell Industries N.V. from May 2010 to May 2011, Douglas Dynamics, Inc. from 2004 until October 2010 and WCA Waste Corporation from September 2006 until March 2012. Mr. Serota has over 20 years of experience managing investments in, and serving on the boards of directors of, companies operating in various industries, including in the oil and natural gas exploration and production industry. Mr. Serota’s background and experience provide him with extensive investment, capital markets and strategic experience, as well as important insights into corporate governance, financial reporting and oversight, executive compensation and board functions. Mr. Serota received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School of Business and received a Master of Business Administration degree from UCLA’s Anderson School of Management.

Robert L. Stillwell became one of our directors in October 2005. Mr. Stillwell served as the General Counsel of BP Capital, L.P., Mesa Water, Inc. and affiliated companies engaged in the petroleum business from 2001 until he retired in March 2013. Mr. Stillwell was a lawyer and Senior Partner at Baker Botts LLP in Houston, Texas from 1961 to 2001. He also served as a director of Mesa Petroleum Co. and Pioneer Natural Resources Company from 1969 to 2001. Mr. Stillwell’s background and experience provide him with extensive knowledge of the oil and natural gas industry as well as significant legal experience and important insights into corporate governance, executive compensation and board functions.

All of the Director Nominees currently serve on our Board of Directors. There are no family relationships between any of our directors, Director Nominees or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” EACH DIRECTOR NOMINEE

FOR ELECTION TO THE BOARD OF DIRECTORS.

Board Committees and Meetings

Our Board of Directors has an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee. The audit committee of our Board of Directors recommends the appointment of our independent registered public accountants, reviews our internal accounting procedures and financial statements and consults with and reviews the services provided by our independent registered public accountants, including the results and scope of their audit. The audit committee is currently comprised of Messrs. Benjamin (chair), Mitchell, Serota and Stillwell, each of whom is independent within the meaning of applicable SEC and NYSE rules. The Board of Directors has designated Messrs. Benjamin and Mitchell as audit committee financial experts, as currently defined under the SEC rules implementing the Sarbanes-Oxley Act of 2002. See “—Corporate Governance—Director Independence.” We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, as well as NYSE and SEC rules and regulations. The audit committee held nine meetings during the fiscal year ended December 31, 2014.

The audit committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

Compensation Committee. The compensation committee of our Board of Directors reviews and recommends to our Board of Directors the compensation and benefits for all of our executive officers, administers our stock plans, and establishes and reviews general policies relating to compensation and benefits for our employees. The compensation committee is currently comprised of Messrs. Stillwell (chair), Benjamin, Ford, Mitchell, Ross and Serota, each of whom is independent within the meaning of applicable NYSE rules. During 2014, each director who served on the compensation committee other than Messrs. Mitchell and Ross was a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Mitchell and Ross recused themselves from equity compensation decisions related to any insiders during 2014, and each intends to recuse himself from any such decisions for so long as he has any interest in any related party transactions that we are required to disclose pursuant to Item 404 of Regulation S-K. Each member of the compensation committee is also an “outside director” as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). See “—Corporate Governance—Director Independence.” We believe that the composition and functioning of our compensation committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. The compensation committee held six meetings during the fiscal year ended December 31, 2014.

The compensation committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee of our Board of Directors is responsible for:

•	reviewing the appropriate size, function and needs of the Board of Directors;

•	developing the Board of Directors’ policy regarding tenure and retirement of directors;

•	establishing criteria for evaluating and selecting new members of the Board of Directors, subject to the Board of Directors’ approval thereof;

•

identifying and recommending to the Board of Directors for approval individuals qualified to become members of the Board of Directors, consistent with criteria established by the committee and by the Board of Directors;

•	overseeing the evaluation of management and the Board of Directors; and

•	monitoring and making recommendations to the Board of Directors on matters relating to corporate governance.

The nominating and corporate governance committee currently consists of Messrs. Ford (chair), Benjamin, Mitchell, Ross, Serota and Stillwell, each of whom is independent within the meaning of applicable NYSE rules. We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, as well as NYSE and SEC rules and regulations. See “Corporate Governance—Director Independence.” The nominating and corporate governance committee held five meetings during the fiscal year ended December 31, 2014.

The nominating and corporate governance committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.excoresources.com or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084.

Board of Directors. The Board of Directors held 17 meetings during the fiscal year ended December 31, 2014. During 2014, each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors on which such director served, if any. We have a policy that encourages all directors to attend the Company’s Annual Meeting of Shareholders. The Company held its annual meeting of shareholders for 2014 on May 22, 2014 (the “2014 Annual Meeting”). Six of the eight members that were serving on our Board of Directors at that time attended the 2014 Annual Meeting.

Report of the Audit Committee

The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2014, which includes the consolidated balance sheets of the Company as of December 31, 2014 and December 31, 2013, and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2014, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Review and Discussions with Management.

The audit committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm.

Pursuant to the terms of the audit committee’s charter, the audit committee meets as often as it determines, but no less than once per fiscal quarter. The audit committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board.

The audit committee has also received written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence and has discussed with KPMG LLP their independence from the Company. The audit committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with KPMG LLP.

Based on the review and discussions referred to above, the audit committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

AUDIT COMMITTEE

Jeffrey D. Benjamin (Chairman)

Samuel A. Mitchell

Jeffrey S. Serota

Robert L. Stillwell

Director Compensation

The following table provides compensation information for the year ended December 31, 2014 for each non-employee member of our Board of Directors:

2014 FISCAL YEAR DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey D. Benjamin(3)	400,000	14,150	—	—	—	—	414,150
Earl E. Ellis(4)	15,714	—	—	—	—	—	15,714
B. James Ford	55,000	14,150	—	—	—	—	69,150
Samuel A. Mitchell	55,000	14,150	—	—	—	—	69,150
T. Boone Pickens(5)	40,000	14,150	—	—	—	—	54,150
Wilbur L. Ross, Jr.	50,000	14,150	—	—	—	—	64,150
Jeffrey S. Serota	55,000	14,150	—	—	—	—	69,150
Robert L. Stillwell	60,000	14,150	—	—	—	—	74,150

(1)	Includes the amount of cash fees forgone at the election of Messrs. Benjamin and Ellis and either paid during 2014 or deferred until a later date in shares of our Common Stock pursuant to the Director Plan (as defined below). See “—Director Plan.”

(2)

This column provides the aggregate grant date fair value of shares of restricted stock issued to each non-employee director in 2014 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718—Compensation—Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of significant accounting policies—Share-based compensation” and “Note 11. Stock options and awards” to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2015. Pursuant to the policies of Oaktree, Mr. Ford must hold these shares of restricted stock on behalf of and for the sole benefit of Oaktree and has assigned all economic, pecuniary and voting rights to Oaktree.

(3)	Mr. Benjamin serves as non-executive Chairman of the Board of Directors and received a fee in the amount of $25,000 per month during 2014 for such service.

(4)	Represents fees earned for service on our Board of Directors from January 1, 2014 to May 22, 2014. Mr. Ellis did not stand for re-election at the 2014 Annual Meeting.

(5)	Mr. Pickens resigned from our Board of Directors effective March 2, 2015.

Cash Compensation. Our non-employee directors were paid an annual retainer of $40,000 in 2014. Our non-executive chairman was paid an additional fee of $25,000 per month for his service. The chairs of our compensation committee and nominating and corporate governance committee were each paid an additional $10,000 in 2014 and the chair of the audit committee was paid an additional $50,000 in 2014. Each non-chair member of our compensation committee, nominating and corporate governance committee and audit committee was paid an additional $5,000 in 2014. We pay no additional remuneration to our employees serving as directors. All directors, including our employee directors (if any), are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committee meetings. The Board of Directors has not made any changes to director compensation for fiscal 2015.

Restricted Stock Grant. On October 30, 2014, each of our non-employee directors received an automatic annual grant of 5,000 shares of restricted stock pursuant to the Amended and Restated 2007 Director Plan (the “Director Plan”) and the EXCO Resources, Inc. Amended and Restated 2005 Long-Term Incentive Plan (the “Incentive Plan”). Pursuant to the Director Plan, the automatic annual grants of shares of restricted stock are made on the second trading day after the press release containing the Company’s third quarter earnings is issued. Such shares of restricted stock will vest on the first anniversary of the date of grant or automatically upon a change in control as defined in the Incentive Plan. However, no shares granted under the Director Plan will vest, and the shares that would otherwise have vested will be forfeited, in any fiscal year in which a director attends less than 75% of the Board of Directors meetings held for that fiscal year. In the event a director ceases to serve as a director for any reason, such director’s unvested shares of restricted stock will be forfeited.

Director Plan. The Director Plan permits non-employee directors who receive fees for their service on the Board of Directors and its committees to make an annual election to receive their fees (i) entirely in cash, (ii) 50% in cash and 50% in our Common Stock, or (iii) entirely in our Common Stock. Messrs. Ford, Mitchell, Pickens, Ross, Serota and Stillwell elected to receive cash for their service during 2014. For his service during 2014, Mr. Benjamin elected to receive his fees 50% in cash and 50% in our Common Stock. Mr. Ellis elected to receive his fees for service from January 1, 2014 through May 22, 2014 entirely in our Common Stock. All director fees are paid on a quarterly basis. Payments in the form of our Common Stock are issued as of the payment date, which is the first business day following the end of the fiscal quarter, at the closing price of our Common Stock on the NYSE on that date.

The Director Plan also permits a non-employee director to defer the payment of his or her director fees (employee directors do not receive fees in their capacity as directors). A director may defer the payment of director fees, whether payable in the form of cash or our Common Stock, to (i) a specified date, (ii) his or her termination of service, (iii) the occurrence of a change of control, or (iv) the earlier of two or more of those events. This deferral satisfies the requirements of Section 409A of the Code. Mr. Benjamin elected to defer the payment of his 2014 director fees that are paid in our Common Stock under the Director Plan.

Corporate Governance

The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Director Independence

The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent” in compliance with the rules of the NYSE are comprised, in part, of those objective standards set forth in NYSE rules. In addition, no director will qualify as “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). The following commercial or charitable relationships, although not exclusive, will not be considered to be material relationships that would impair a director’s independence: (a) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company that does business with us or our subsidiaries and the annual sales to, or purchases from, us or our subsidiaries are less than five percent of the annual revenues of the company for which he or she serves as an executive officer; (b) the director is an executive officer or owns beneficially or of record more than a ten percent equity interest of another company which is indebted to us or our subsidiaries, or to which we or our subsidiaries are indebted, and the total amount of either company’s indebtedness to the other is less than five percent of the total consolidated assets of the company for which he or she serves as an executive officer; and (c) the director serves as an officer, director or trustee of a charitable organization, and our discretionary charitable contributions to the organization are less than five percent of that organization’s total annual charitable receipts. Any automatic matching by us of employee charitable contributions will not be included in the amount of our contributions for this purpose.

The Board of Directors, in applying the above-referenced standards, has affirmatively determined that our current “independent” directors are Jeffrey D. Benjamin, B. James Ford, Samuel A. Mitchell, Wilbur L. Ross, Jr., Jeffrey S. Serota and Robert L. Stillwell. As part of the Board of Directors’ process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) he has no other “material relationship” with us that could interfere with his ability to exercise independent judgment.

In determining that the directors above are “independent,” the Board of Directors considered the transactions, relationships and arrangements described in our prior proxy statements and in this proxy statement under the headings “—Transactions with Related Persons” and “—Directors and Nominees”.

Independent Director Meetings

The Company’s independent directors held four formal regular meetings independent from management during the year ended December 31, 2014. Mr. Benjamin acted as chairman at the meetings of the independent directors.

Director Nomination Policy

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each Director Nominee was recommended to the Board of Directors by the nominating and corporate governance committee for selection.

Although we have no formal policy regarding shareholder nominees, the nominating and corporate governance committee will consider all proposed nominees for the Board of Directors, including those put forward by shareholders in accordance with the procedures set forth in our Second Amended and Restated

Bylaws, which require the nominating shareholder to provide timely written notice, including specific information regarding the proposed director, information regarding the nominating shareholder’s ownership of our securities and certain written representations, as described more fully in the Second Amended and Restated Bylaws. In making its recommendations to the Board of Directors, the nominating and corporate governance committee considers, at a minimum, a candidate’s qualification as “independent” under the various standards applicable to the Board of Directors and each of its committees, as well as a candidate’s depth of experience, availability and potential contributions to the diversity of the Board of Directors. The Board of Directors defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the ability to fulfill a need for any particular expertise on the Board of Directors or one of its committees. The nominating and corporate governance committee endeavors to consider candidates who represent a mix of backgrounds, diversity of race/ethnicity, gender, age, skills and experiences that enhance the quality of the deliberations and decisions of the Board of Directors, in the context of the perceived needs of the structure of the Board of Directors at that point in time. The Company’s policy against discrimination based on race, gender, ethnicity or other classification applies to the nominating and corporate governance committee’s search for and evaluation of candidates. With respect to incumbent members of the Board of Directors, the committee also considers the performance of each incumbent director. Candidates may come to the attention of the nominating and corporate governance committee from current directors, shareholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation. The Board of Directors and the nominating and corporate governance committee aim to assemble a diverse group of candidates and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the Board of Directors.

Board Leadership Structure

The Board of Directors is committed to promoting effective, independent governance of the Company. The Board of Directors believes it is in the best interests of the shareholders and the Company for the Board of Directors to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, our Corporate Governance Guidelines allow the Board of Directors to determine whether to separate or combine the roles of the chairman and chief executive officer. To help ensure the independence of the Board of Directors from the chairman and chief executive officer if the chairman is not an independent director, our Corporate Governance Guidelines require the non-management directors to appoint a lead independent director.

Non-Executive Chairman. In lieu of a lead independent director, Jeffrey D. Benjamin, a long-time shareholder and independent director, currently serves as non-executive Chairman of the Board of Directors. The Board of Directors selected Mr. Benjamin to serve as non-executive Chairman beginning in November 2013 based on his extensive knowledge of EXCO and its business, having served on the Board of Directors since October 2005 and prior to that from 1998 through 2003. Mr. Benjamin is also currently a director of American Airlines Group Inc., Caesars Entertainment Corporation and Chemtura Corporation and chairman of the board of directors of A-Mark Precious Metals, Inc. Pursuant to the services and investment agreement, C. John Wilder will commence service as Executive Chairman of the Board of Directors, replacing Mr. Benjamin as non-executive Chairman, at the closing of the services and investment agreement. Executive Chairman is a newly created non-officer position on the Board of Directors with no additional legal duties or obligations other than those applicable to any other director.

Lead Independent Director. If in the future the Board of Directors appoints a chairman that is not an independent director, our non-management directors will appoint a lead independent director. The primary role of the lead independent director is to ensure independent leadership of the Board of Directors. The lead independent director has frequent contact with the chairman of the board, the chief executive officer and the other members of our senior management throughout the year. As provided in our Corporate Governance Guidelines, the responsibilities of the lead independent director are to chair the executive sessions of the independent directors, to facilitate communication among the non-management and independent directors and to act as a liaison between the non-management and independent directors and the chief executive officer. The lead independent director may also perform such other roles and responsibilities as may be assigned by the nominating and corporate governance committee or the full Board of Directors.

Mr. Stillwell served as the lead independent director during 2013. In March 2014, the Board of Directors determined not to designate a lead independent director for 2014 because Mr. Benjamin’s service as non-executive Chairman of the Board involves the same responsibilities as a lead independent director.

Risk Oversight

Our Enterprise Risk Management effort consists of oversight carried out by our audit committee, a management-led Risk Management Committee and various other initiatives carried out by our senior management, each of which is described in more detail below.

Our corporate risk assessment initiative is led by our Director of Internal Audit and aims to identify, monitor and remediate business risks. This initiative includes members of the Company’s senior management team who meet periodically with our Director of Internal Audit to discuss risks and the progress towards remediating those risks. The Director of Internal Audit provides a report to the audit committee on a periodic basis regarding this initiative and the specific risks being discussed.

We have also implemented an Enterprise Risk Management initiative that supplements the corporate risk assessment initiative. Enterprise risk management professionals from KPMG LLP assist management in the development and organization of this initiative by leveraging their experience advising other companies in the oil and natural gas industry. Senior management and the Director of Internal Audit periodically report to the Board of Directors on this initiative.

We have also formed a Risk Management Committee, which is comprised of our senior management team, to execute oversight responsibilities across the principal areas of corporate credit and risk management. These responsibilities include reviewing and assessing risk with respect to (i) our physical commodity purchase and sale arrangements/counterparties (including end-user contract exposures), transportation and gathering contracts (including firm transportation commitments) and purchase of third party natural gas for resale by us, (ii) our derivative contracts and counterparties, (iii) material corporate purchase commitments (e.g., rig commitments, tubular goods commitments), vendor exposure/concentration and joint interest billing obligations owed by non-operators, and (iv) other risks identified from time to time by the committee. This committee meets on a monthly basis.

Senior management has also formed a committee of senior managers from its finance, treasury, land, business development and operations functions to monitor the Company’s cash balances and upcoming cash funding requirements on a regular basis.

The Board of Directors is responsible for the oversight of our entire Enterprise Risk Management effort, while risks related to accounting and financial matters are the primary responsibility of the audit committee and risks related to executive compensation matters are the primary responsibility of the compensation committee. The periodic risk management initiative reports provided by the Director of Internal Audit and various officers allows the Board of Directors and its committees to stay abreast of the risks identified by management and management’s efforts to remediate and control risk, and provides the Board of Directors with opportunities to discuss risk matters with management on a regular basis. In addition, the Board of Directors leverages the multi-faceted experience and backgrounds of individual board members to probe risk areas and issues with management during Board of Directors meetings.

Codes of Business Conduct and Ethics

We have adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Copies of the codes can be obtained free of charge from our website, www.excoresources.com, or by contacting us at the address appearing on the first page of this proxy statement to the attention of Secretary or by telephone at (214) 368-2084. We intend to post any amendments to, or waivers from, our Code of Ethics that apply to our chief executive officer or senior financial officers on our website at www.excoresources.com.

Communication with the Board of Directors

Any shareholder or other interested party who desires to make his or her concerns known to an individual director, a committee of the Board of Directors, the entire Board of Directors, the non-management directors or the independent directors may do so by mail to: Board of Directors of EXCO Resources, Inc. at 12377 Merit Dr., Suite 1700, Dallas, Texas 75251. The Company’s Secretary shall forward all communications, other than communications that are not properly directed or are frivolous, to the director, specific director(s) or committee(s), or the entire Board of Directors, as requested in the communications.

Any communications to the Company from one of the Company’s officers or directors will not be considered “shareholder communications.” Communications to the Company from one of the Company’s employees or agents will only be considered “shareholder communications” if they are made solely in such employee’s or agent’s capacity as a shareholder. Any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act will not be viewed as “shareholder communications.”

Executive Officers

The following table sets forth certain information with respect to our current executive officers.

Name	Age	Position
Harold L. Hickey	59	Chief Executive Officer and President
William L. Boeing	60	Vice President, General Counsel and Secretary
Richard A. Burnett	41	Vice President, Chief Financial Officer and Chief Accounting Officer
Harold H. Jameson	47	Vice President and Chief Operating Officer

Harold L. Hickey became our Chief Executive Officer in March 2015 and President in February 2013. Mr. Hickey previously served as Chief Operating Officer from October 2005 until March 2015. From October 2005 until February 2013, Mr. Hickey served as our Vice President and from January 2004 until October 2005, Mr. Hickey served as President of our wholly-owned subsidiary, North Coast Energy, Inc. Mr. Hickey was our Production and Asset Manager from February 2001 to January 2004. From April 2000 until he joined us, Mr. Hickey was Chief Operating Officer of Inca Natural Resources Group, L.P., an independent oil and natural gas exploration company. Prior to that, Mr. Hickey worked at Mobil Oil Corporation from 1979 to March 2000.

William L. Boeing became our Vice President, General Counsel and Secretary in April 2006. From October 1980 to March 2006, Mr. Boeing was initially an associate and later a partner at one of our outside law firms, Haynes and Boone, LLP, in Dallas, Texas.

Richard A. Burnett became our Vice President and Chief Accounting Officer in March 2014 and our Chief Financial Officer in September 2014. Mr. Burnett previously served as our Vice President of Special Projects from the time he joined EXCO in November 2013 until March 2014. From April 2001 until joining EXCO, Mr. Burnett served in various capacities at KPMG LLP, including as a Partner in their energy transactions service practice advising a number of clients in the oil and natural gas exploration and production, oil field services, manufacturing, midstream, refining and utilities industries on, among other things, their financial reporting and securities filing requirements. Mr. Burnett also spent five years at Arthur Andersen LLP prior to joining KPMG LLP. Mr. Burnett is a certified public accountant and received a Bachelor’s degree in Accounting from Texas Tech University.

Harold H. Jameson became our Chief Operating Officer in April 2015 and previously served as our Vice President of Development and Production with primary responsibilities, including our horizontal shale development drilling programs, in the Haynesville, Eagle Ford and Marcellus assets. Mr. Jameson has served in a Vice President role since March 2011. From August 2008 until March 2011, Mr. Jameson served as General Manager of our East Texas/North Louisiana area with primary responsibility for our Haynesville/Bossier shale horizontal development. Prior to the Haynesville/Bossier shale project, Mr. Jameson served as General Manager of the Company’s Vernon Field. Prior to joining the Company in April 2007, Mr. Jameson was employed at Anadarko Petroleum Corporation from 1991 to 2007, and during his career he has had multiple responsibilities in technical or leadership roles including asset management, drilling and completions, production engineering, reservoir engineering, economic evaluations and field development in U.S. onshore and international projects.

Other Officers and Divisional Managers of Our Company

Michael R. Chambers Sr., age 59, became our Vice President of Operations in February 2007 and also currently serves as the Vice President and General Manager of our East Texas/North Louisiana Division. Prior to joining EXCO, Mr. Chambers was the Operations General Manager for Anadarko Petroleum Corporation’s Eastern Region Operations from August 2006 to February 2007 and Rockies Production Manager from August 2000 to August 2006. Mr. Chambers joined Anadarko in January 2000. Mr. Chambers worked at Mobil Oil Corporation from 1979 to January 2000.

W. Justin Clarke, age 39, became our Assistant General Counsel and Chief Compliance Officer in January 2007. From September 2001 until January 2007, Mr. Clarke served as an associate at one of our outside law firms, Haynes and Boone, LLP, in Dallas, Texas.

Ronald G. Edelen, age 57, joined EXCO in October 2011 as our Vice President of Supply Chain Management. Prior to then, Mr. Edelen was Director of Supply Chain at Devon Energy Corporation. From September 2008 until October 2010, he was Director of Supply Chain Management for Matrix Services Inc. Prior to working for Matrix Services Inc., Mr. Edelen held various positions at DCP Midstream LLC from 1999 to September 2008, including Director of Materials Management and Office Administration. Prior to DCP Midstream LLC, Mr. Edelen spent his career in various Purchasing, Materials Management and Corporate Travel positions with CH2M Hill and Total Petroleum, Inc. Mr. Edelen has over 30 years of experience in the oil and natural gas industry with over 20 of those years directly involved in Supply Chain related positions in upstream, midstream and downstream companies in the U.S. and Canada. Mr. Edelen is a certified purchasing manager.

Steven L. Estes, age 60, became our Vice President of Marketing in June 2010. Prior to then, Mr. Estes served as Director of Marketing for us since July 2007. Mr. Estes held several positions with Union Pacific Resources and Anadarko Petroleum Corporation before joining us, most recently as Regional Manager of Gas Marketing from 2002 until 2007. Mr. Estes has over 30 years of experience in the oil and natural gas industry with over 20 of those years directly involved in marketing in all regions of the country.

Joe D. Ford, age 67, became our Vice President of Human Resources in November 2007. Prior to joining EXCO, Mr. Ford was the Director of Human Resources for CARBO Ceramics Inc. from June 2002 to November 2007. CARBO Ceramics Inc. supplies ceramic proppant for fracturing natural gas and oil wells and also provides well fracture diagnostic services. Prior to working for CARBO Ceramics Inc., Mr. Ford spent his career in various human resource management capacities including a subsidiary of General Dynamics as Manager of Human Resources and Comdial Corporation as Vice President of Human Resources.

Robert Gessner, age 62, became our Corporate Controller in 2014. Mr. Gessner previously served as the Controller of our Appalachia division and Controller of our wholly-owned subsidiary, North Coast Energy, Inc. Prior to joining North Coast, Mr. Gessner served in a variety of financial positions at both Belden and Blake Corporation and M.A. Hanna Company. Mr. Gessner has over 30 years of industry experience. He is a CPA and a member of the Ohio Society of CPA’s.

Russell D. Griffin, age 51, joined EXCO in January 2008 and became our Vice President of Environmental, Health and Safety in June 2010. Mr. Griffin was previously our Director of Environmental, Health and Safety and Vice President of Health Safety Security and Environment for TGGT Holdings, LLC. Prior to joining EXCO, Mr. Griffin was the Senior Regulatory Representative for Hunt Oil Company, an independent international oil and natural gas exploration and production company, from August 2005 until January 2008. Mr. Griffin joined Hunt Oil Company in August of 1984 and held numerous positions in their Gulf Coast exploration and production operations until August 2005.

Daniel W. Higdon, age 57, became our Vice President of Land in September 2013. Prior to joining EXCO, Mr. Higdon was Vice President—Land for Devon Energy Corporation’s Southern Division from March 2006 to March 2013 and the Central Division Land Manager from January 2002 to March 2006 overseeing the Barnett Shale asset during the advent of horizontal drilling in unconventional shales. Mr. Higdon began his career with Mitchell Energy Corporation in 1983 and held various Land positions culminating as Regional Land Manager coordinating the acquisition of the Barnett Shale asset until Devon acquired Mitchell in 2002.

Christopher C. Peracchi, age 46, became our Treasurer and Director of Finance and Investor Relations in May 2013 and became our Vice President of Finance and Investor Relations in September 2014. Mr. Peracchi served as the Associate Director of Corporate Development and Investor Relations at Nabors Industries from April 2012 to April 2013 and Director of Finance and Investor Relations at Superior Well Services from March 2009 to April 2012. Mr. Peracchi has over 11 years of experience in Energy Investment Banking at KeyBanc Capital Markets and A.G. Edwards & Sons. Mr. Peracchi also spent four years at Coopers & Lybrand. Mr. Peracchi is a certified public accountant and received a Master’s in Business Administration from the University of Michigan and a Bachelor’s degree from Babson College.

Stephen E. Puckett, age 56, became our Vice President of Reservoir Engineering in December 2006. Mr. Puckett was our Manager of Engineering and Operations from April 2000 until December 2006. From January 1998 until April 2000 he served as a petroleum engineering consultant for Petra Resources, Inc. From March 1993 until January 1998 he worked for Enserch Exploration, Inc. as a reservoir engineer. From May 1981 until January 1993 he was employed by Oryx Energy Company as an operations engineer and reservoir engineer. He is a registered professional engineer in Texas and a member of the Society of Petroleum Engineers.

Marcia Reeves Simpson, age 58, joined EXCO in March 2008 as our Vice President of Engineering. Ms. Simpson was employed by J-W Operating Company—Cohort Energy as its Acquisition & Divestiture and Reservoir Engineering Manager from September 2004 until March 2008. From January 2001 until September 2004, Ms. Simpson was a Vice President for Energy Virtual Partners, a start-up exploration and production company. From September 1987 until January 2000, she worked for Mobil Oil Corporation in various leadership positions including U.S. Technology Leader. From June 1978 to September 1987, she worked in several engineering positions for Gulf Oil Corporation/Chevron Corporation. She is a registered professional engineer in Louisiana and she has served in various leadership roles with the Gas Research Institute, the Society of Petroleum Engineers and the Society of Women Engineers over her 30 year career.

Robert L. Thomas, age 55, became our Chief Information Officer in May 2008. Prior to joining EXCO, Mr. Thomas was the Director of Strategy and Architecture in Global Information Services at ConocoPhillips. Prior to working for ConocoPhillips, Mr. Thomas served Burlington Resources in the US, Canada and UK from 1994 to 2006 in various IT management capacities. Prior to Burlington Resources, Mr. Thomas worked for Oryx Energy Company. He began his career in the seismic data processing center at Sun Oil Company in 1981, and is an active member of the Society of Exploration Geophysicists.

Compensation Discussion and Analysis

Executive Summary

Named Executive Officers. For purposes of disclosure in this proxy statement, the “Named Executive Officers” for the year ended December 31, 2014 include the following persons:

•	Harold L. Hickey, our President and Chief Operating Officer as of December 31, 2014;

•	Richard A. Burnett, our Vice President, Chief Financial Officer and Chief Accounting Officer as of December 31, 2014; and

•	William L. Boeing, our Vice President, General Counsel and Secretary as of December 31, 2014.

Unless otherwise indicated, references in this proxy statement to Named Executive Officers do not include Harold H. Jameson, who was appointed as our Chief Operating Officer, effective April 17, 2015 and Mark F. Mulhern, our former Executive Vice President and Chief Financial Officer, who resigned from the Company effective September 19, 2014. Mr. Mulhern forfeited all of his unvested shares of restricted stock, restricted stock units and stock options and did not receive any severance or other benefits in connection with his resignation from the Company.

General Philosophy. We believe that the most effective compensation program is one that is designed to reward all of our employees, including but not limited to, our Named Executive Officers, for the achievement of our short-term and long-term strategic goals using a pay for performance system that ultimately drives toward the achievement of increased total shareholder return. Through this strategy, we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our Named Executive Officers’ total compensation is comprised of a mix of base salary, performance-based cash bonus, long-term incentive compensation, retirement and other benefits and perquisites and other personal benefits intended to fulfill these objectives.

Our compensation committee annually reviews our executive compensation program to determine what changes should be made to the individual components of the program in order to fulfill our objectives. Our compensation committee has taken several significant steps to align our executive compensation program with these objectives over the past several years, including the following:

•

Eliminating an annual (end of year) executive compensation review and decision process by instead instituting compensation reviews and decisions for various components of our executive compensation program at multiple points during the course of a year in an effort to promote retention throughout the year;

•

conducting an annual review of base salary and cash bonuses (during the first fiscal quarter) and adopting annual management incentive plans (beginning in 2013) that award annual cash bonuses based on a combination of the Company’s achievement of performance-based metrics and the compensation committee’s discretion; and

•

conducting an annual review of equity compensation awards and making an annual grant of equity awards (during the second or third fiscal quarter) with a combination of time-based and performance-based vesting conditions (e.g., stock price and total shareholder return).

2014 Business Overview. In 2014, our primary strategy focused on the exploitation and development of our core Haynesville and Eagle Ford shale assets through a disciplined development program that was primarily funded with cash flows from our operations. We sought to improve our operating margins as a result of initiatives that were aimed to reduce costs in order to preserve liquidity and capital resources in preparation for future growth. We also completed significant transactions to enhance our liquidity, including the following:

•

We closed a rights offering and related private placement of our Common Stock (the “Rights Offering”) on January 17, 2014 which resulted in the issuance of 54,574,734 shares of our Common Stock for gross proceeds of $272.9 million.

•

On March 24, 2014, we closed a purchase and sale agreement with a private party for the sale of our interest in certain non-operated assets in the Permian Basin including producing wells and undeveloped acreage for approximately $68.2 million, after final purchase price adjustments.

•

On April 16, 2014, we completed a public offering of $500.0 million in aggregate principal amount of senior unsecured notes due April 15, 2022 (“2022 Notes”). We received net proceeds of approximately $490.0 million after offering fees and expenses. The 2022 Notes bear interest at a rate of 8.5% per annum, payable in arrears on April 15 and October 15 of each year.

•

On October 31, 2014, we closed a purchase agreement with an affiliate of Harbinger Group, Inc. to sell our 25.5% economic interest in Compass Production Partners, LP (“Compass”) for $118.8 million in cash.

Our Named Executive Officers were instrumental in arranging and carrying out each of these transactions. As a result of these transactions, we enhanced our existing liquidity in order to maintain financial flexibility particularly in the current low commodity price environment and plan for future growth.

Key Compensation Decisions in 2014. We believe that our compensation for Named Executive Officers (including Mr. Mulhern) for fiscal 2014 was consistent with the objectives of our compensation philosophy and with our performance, and were also consistent with the purposes of retaining and incentivizing our Named Executive Officers. The key compensation actions taken with respect to our Named Executive Officers in 2014 (including Mr. Mulhern) are summarized below:

•

In January 2014, to retain and incentivize them to continue providing services in light of the senior management changes in 2013 and the search process for a replacement chief executive officer, the compensation committee recommended, and the Board of Directors approved, a separate Bonus and Retention Agreement (as defined below) with each of Messrs. Boeing, Hickey and Mulhern that provides for certain benefits upon a Qualifying Termination (as defined below).

•

On April 21, 2014, our Board of Directors adopted the 2014 Management Incentive Plan (the “2014 Management Incentive Plan”) to pay a cash bonus to our officers and replace the management incentive plan for 2013 (the “2013 Management Incentive Plan”). The 2014 Management Incentive Plan provides performance-based metrics that account for 60% of the bonus for each officer with the compensation committee having discretion over the remaining 40% of the bonus.

•

On June 30, 2014, the compensation committee (i) approved a form of performance-based restricted stock unit award agreement under the Incentive Plan and the performance criteria for grants of restricted stock units (“RSUs”) subject to performance-based vesting conditions and (ii) granted performance-based RSUs to our Named Executive Officers.

•

In September 2014, in connection with Mr. Burnett’s appointment as Chief Financial Officer, he was awarded (i) an increased annual base salary of $475,000, (ii) 100,000 shares of restricted stock, (iii) 39,063 shares of time-based restricted stock and 39,063 performance-based RSUs, and (iv) an increased target bonus equal to 80% of his base salary under the 2014 Management Incentive Plan. In addition, we entered into a retention agreement with Mr. Burnett in connection with his appointment that provides for certain benefits upon a Qualifying Termination.

Consistency with Compensation Objectives. We believe that the compensation decisions in 2014 were consistent with the objectives of our compensation philosophy because:

•	Competition for highly skilled, technical employees in the oil and natural gas industry remained intense in 2014;

•

We continue to model our executive compensation incentives toward achieving long-term equity growth by using significant vesting conditions, including conditions tied to our future stock price, to reward and retain our Named Executive Officers for contributions to the Company’s long-term performance and value;

•	Cash bonus payouts for Named Executive Officers and other officers under the 2014 Management Incentive Plan are tied to the achievement of several key performance-based metrics; and

•

We have retained several key officers and other management personnel and believe that our senior management team, together with a new chief executive officer, will work to fulfill our business strategy and increase shareholder return.

Overview of Compensation Program

The compensation committee of our Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy. The compensation committee reviews and recommends to our Board of Directors the compensation and benefits for our executive officers, administers our stock plans and assists with the establishment of general policies relating to compensation and benefits for all of our employees. The compensation committee seeks to ensure that the total compensation paid to our officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to our executive officers are similar to those provided to our other officers and managers.

The following discussion summarizes in more detail our executive compensation program, including our compensation objectives and philosophies, the processes and sources of input that are considered in determining compensation for our Named Executive Officers and an analysis of the compensation paid to or earned by our Named Executive Officers in 2014.

Compensation Philosophy and Objectives

We believe that the most effective compensation program is one that is designed to reward all of our employees, not just executives, for the achievement of our short-term and long-term strategic goals.

When establishing total compensation for our Named Executive Officers, our compensation committee has the following objectives:

•	to attract, retain and motivate highly qualified and experienced individuals;

•	to ensure that a significant portion of their total compensation is “at risk” in the form of equity compensation;

•	to ensure annual cash bonus payouts for Named Executive Officers and other officers are tied to the achievement of several key performance-based metrics; and

•	to offer competitive compensation packages that are consistent with our core values.

Over the last several years, our focus was to maximize shareholder value by increasing reserves, production and cash flow in a cost-effective manner through the appraisal and development of the Company’s shale resources, particularly in the Haynesville and Eagle Ford shale formations. Proper development of these shale properties requires personnel with significant technical knowledge and expertise that encompasses analyzing geological and geophysical data and possessing the skills necessary to drill and complete these high-pressure wells to maximize the economic potential. As a result, we have cultivated a skilled workforce with core competencies exploiting and developing complex shale resources. This skilled workforce is integral to the execution of our corporate strategy.

Competition for skilled, technical employees in the oil and natural gas industry remained intense throughout 2014, particularly for individuals with experience analyzing and exploiting shale resources. In 2014, we implemented the use of performance-based RSUs and continued our philosophy of using restricted stock with significant time and performance-based vesting conditions as an incentive for our officers, including our Named Executive Officers, and our other selected employees primarily because we believed:

•	restricted stock awards and performance-based RSUs help ensure that a significant portion of selected employees’ total compensation is “at risk”;

•	restricted stock awards and performance-based RSUs are designed to allow selected employees to acquire a direct ownership interest in us over time and therefore be fully aligned with our shareholders;

•	restricted stock awards and performance-based RSUs with vesting conditions tied to the price of our common stock align the interest of our officers with our shareholders;

•

restricted stock awards are designed to be less vulnerable than stock options to volatility in our stock price, which is often impacted by volatile swings in the price of natural gas, and therefore serve as a more meaningful long-term retention vehicle even if our stock price decreased in the short-term; and

•

based on market data provided by our outside compensation consultant, awarding restricted stock and performance-based RSUs would allow the Company to offer similar incentives to those companies with whom we compete for skilled talent since most of the companies in our peer group issue restricted stock or RSUs as part of their executive compensation incentives.

During 2014, our compensation committee decided not to award any stock options to our Named Executive Officers and implemented the use of performance-based RSUs. The performance-based RSUs are structured to incentivize our Named Executive Officers to maximize the long-term value of our Common Stock, with the number of shares vesting being determined based on our total shareholder return during the period from the date of grant to the third anniversary of the date of grant. The performance-based RSUs only vest and convert into shares of our Common Stock if our percentile rank within a peer group established by the compensation committee equals or exceeds 35% during the measurement period. For additional information concerning these awards, see “Executive Compensation Components—Long-Term Incentive Compensation—Restricted Stock Units.”

Role of Executive Officers in Compensation Decisions

Our Board of Directors has delegated authority to the compensation committee to make all compensation decisions for our executive officers and approve all grants of equity awards to our executive officers and certain other selected officers. The compensation committee annually reviews the performance of our chief executive officer, unless such position is vacant. In addition, our chief executive officer has historically reviewed the performance of each other executive officer on an annual basis. During the time period that we have not had a chief executive officer, our compensation committee has reviewed the performance of each other executive officer. The conclusions and recommendations based on these reviews, including with respect to salary adjustments and annual bonus award amounts, are determined by the compensation committee. The compensation committee may exercise its discretion in modifying any recommended adjustments or awards to our executives and has the final authority to establish the compensation packages for our executive officers. The compensation committee may delegate authority and responsibilities to subcommittees, as long as such subcommittees consist of not less than two members.

Setting Executive Compensation

Outside Consulting Firm. In November 2013, the compensation committee engaged Frederic Cook to conduct an annual review of our total compensation program for our Named Executive Officers, as well as for other key executives. The compensation committee selected Frederic Cook to provide these services based on, among other things, Frederic Cook’s reputation, substantial insight and experience with executive compensation programs in our industry.

Independence of Consulting Firm. The compensation committee annually reviews the performance, independence and related fees paid to executive compensation consultants and has concluded that our current compensation consultant, Frederic Cook, is independent. During 2014, the Company paid Frederic Cook $119,519 in fees for its executive compensation consulting services.

Peer Group. In making compensation decisions, the compensation committee compares each element of total compensation against a peer group of publicly-traded oil and natural gas companies with similar operations and revenue. The peer group consists of companies against which the compensation committee believes we compete for talent and for shareholder investment. Our peer group in 2014 consisted of the following companies: Bill Barrett Corporation; Cabot Oil & Gas Corporation; Cimarex Energy Company; Comstock Resources Inc.; Concho Resources, Inc.; Continental Resources Inc.; Forest Oil Corporation; Penn Virginia Corporation; Petroleum Development Corporation; Quicksilver Resources Inc.; Range Resources Corporation; Rosetta Resources Inc.; Sandridge Energy, Inc.; SM Energy Company; Stone Energy Corporation; Swift Energy Company; Ultra Petroleum Corporation; W&T Offshore, Inc. and Whiting Petroleum Corporation.

In comparing the Company’s executive compensation levels to those of its peer group, the compensation committee looked at base salary, cash incentives, other compensation (which includes restricted stock, RSUs, stock options, other types of equity compensation, pensions, and perquisites), and total compensation for 2013 (the most recent year for which information regarding the peer group’s executive compensation was available).

Total Direct Compensation. We compete with many larger companies for top executive-level talent. Our compensation committee took into consideration a number of factors when setting and determining the total direct compensation (base salary, cash bonus and the value of the individual’s equity awards granting during that year) for our Named Executive Officers (including Mr. Mulhern) in 2014, including exercise prices for existing stock options and the vesting periods for previously issued restricted stock awards. Although our compensation committee does not identify specific target ranges for the total direct compensation of each Named Executive Officer, the compensation committee generally set total direct compensation for our Named Executive Officers (including Mr. Mulhern) between the market median and the seventy-fifth percentile of compensation paid to similarly situated executives of the companies comprising the peer group. The compensation committee determined that the level of 2014 total direct compensation for our Named Executive Officers (including Mr. Mulhern) was appropriate based on an analysis of our peer group’s total direct compensation and other market data that our compensation committee deemed relevant.

A significant percentage of total compensation for our Named Executive Officers is allocated to equity awards as a result of our compensation philosophy described above. Restricted stock awards with significant vesting and other conditions and performance-based RSUs with significant vesting conditions are aimed at ensuring that those executives remain with the Company and are incentivized over a long-term horizon to maximize shareholder value. In addition, the compensation committee considers the Company’s historical burn rate when determining what restricted stock awards and performance-based RSUs are appropriate. The Company’s three-year average burn rate (using ISS’ methodology) was approximately 1.6%.

There is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation for our executive officers. Rather, the compensation committee relies on each committee member’s knowledge and experience as well as information provided by management and the outside consultant to determine the appropriate level and mix of compensation.

Executive Compensation Components

Our executive compensation program consists of various elements of compensation that are intended to work together to provide total compensation that attracts, retains and motivates highly qualified and experienced individuals, ensures that a significant portion of their total compensation is “at risk” in the form of equity compensation and that such compensation represents a competitive compensation package that is consistent with our core values. For the fiscal year ended December 31, 2014, the principal components of compensation for Named Executive Officers were:

•	base salary;

•	performance-based cash bonus under the 2014 Management Incentive Plan;

•	long-term incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

Base Salary

We provide Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year. Base salary ranges for Named Executive Officers are determined for each executive based on his position and responsibility by using market and other data that our compensation committee deems relevant.

During its review of base salaries for executives, the compensation committee primarily considers:

•	market data provided by our outside consultant;

•	internal review of the executive’s compensation, both individually and relative to other officers;

•	individual performance of the executive;

•	performance of the executive’s department or functional unit;

•	our operational performance, with respect to our production, reserves, finding and operating costs, drilling results, risk management activities and asset acquisitions;

•	our financial performance, with respect to our cash flow, net income, cost of capital, general and administrative costs and Common Stock price performance;

•	our overall competitive position and outlook relative to our industry;

•	level of responsibility; and

•	leadership ability, demonstrated commitment to the organization, motivational skills, attitude and work ethic.

Executive base salary levels are typically reviewed annually by our compensation committee and thereafter during the year if significant changes are made in an executive’s duties or responsibilities. In December 2012, the compensation committee reviewed the annual base salaries for our Named Executive Officers and decided not to make any changes for fiscal 2013. During 2013, the compensation committee increased the base salary of Mr. Hickey to $750,000 in connection with his increased duties and responsibilities upon being appointed our president on February 28, 2013. During 2014, the compensation committee increased Mr. Burnett’s base salary to $475,000 in connection with his appointment as chief financial officer effective September 19, 2014, but did not make any other changes to the base salaries for our other Named Executive Officers (including Mr. Mulhern). The compensation committee has determined not to make any changes to the base salary levels of our Named Executive Officers for 2015.

Cash Bonus

Prior to 2013, we typically paid year-end discretionary cash bonuses to each of our Named Executive Officers based on the Company’s performance during the year and an analysis by our compensation committee of our peer group’s total cash compensation and other market data. The payment of any cash bonus to Named Executive Officers was approved by our compensation committee, whose determination was historically based on the overall success of our company and not as a result of any particular financial, operational or individual performance criteria or target.

2013 Management Incentive Plan. On February 28, 2013, our Board of Directors adopted the 2013 Management Incentive Plan to replace our historical year-end discretionary cash bonuses for our officers, including our Named Executive Officers. The 2013 Management Incentive Plan created an annual incentive pool for the calendar year beginning January 1, 2013 and ending on December 31, 2013 for our Named Executive Officers (including Mr. Mulhern) and certain other officers based on achievement of certain performance measures and the discretion of the compensation committee. In fiscal 2013, we achieved the threshold goal for three of the five performance measures of the Company and the compensation committee’s determination with respect to the discretionary portion of the incentive pool was based primarily on management’s execution of the Company’s strategic goals during 2013. The compensation committee had the authority to determine the amounts of the individual awards to eligible employees under the 2013 Management Incentive Plan. The compensation committee approved the payment of the following individual cash bonus awards to our Named Executive Officers under the 2013 Management Incentive Plan.

Name	2013 Management Incentive Plan Bonus
Harold L. Hickey	$240,000
William L. Boeing	$160,000
Mark F. Mulhern	$180,000

For additional information concerning the achievement of certain performance measures and the calculation of the incentive pool under the 2013 Management Incentive Plan, see “Compensation Discussion and Analysis—Executive Compensation Components—Cash Bonus—2013 Management Incentive Plan” in our Definitive Proxy Statement filed with the SEC on April 7, 2014.

2014 Management Incentive Plan. In April 2014, the Board of Directors adopted a new performance-based cash bonus plan with an initial performance period that began on January 1, 2014 and ended on December 31, 2014 (the “Performance Period”). The purpose of the 2014 Management Incentive Plan is to attract and retain the Company’s management team and to encourage them to remain with, and devote their best efforts to, the Company and to reward them for outstanding performance, thereby advancing the interests of the Company and aligning management’s interests with those of the Company’s shareholders.

The compensation committee administers, interprets and makes determinations under, the 2014 Management Incentive Plan. For the Performance Period, the compensation committee determined that the Named Executive Officers and certain other officers were eligible for awards under the 2014 Management Incentive Plan. In addition, the compensation committee established the following performance measures as the basis for the awards under the 2014 Management Incentive Plan for the Performance Period: production, adjusted EBITDA and general and administrative costs. In addition, the compensation committee set the threshold achievement, target achievement and maximum achievement levels for each performance measure that is described in further detail below.

Each award has two components: sixty percent (60%) of an award is based on the achievement of the three performance measures and the remaining forty percent (40%) is determined in the sole discretion of the compensation committee. For the Performance Period, the compensation committee established a payout schedule that varies among the participants and is based on a percentage of the participant’s base salary (the “award amount”). Sixty percent of the award amount was paid based on the Company’s overall performance level, which is the sum of the weighted actual achievement of the performance goals for each performance measure in the Performance Period. Achievement of the performance goals was calculated on the basis of straight-line interpolation between the threshold achievement, target achievement and maximum achievement levels of each performance measure. The remaining forty percent (40%) of the award amount was paid based on the sole discretion of the compensation committee.

The 2014 Management Incentive Plan also includes provisions relating to the effect of a change in control of the Company as defined in the 2014 Management Incentive Plan or a participant’s termination of employment.

For the Performance Period, each Named Executive Officer was entitled to an award based on the following performance measures and performance goals. The target goals below represented the midpoints of the

Company’s guidance for 2014. The fiscal 2014 performance targets and actual results for the performance measures of the Company taking into account acquisitions and dispositions during 2014 are set forth below:

Performance Measures	Weight	Threshold	Target	Maximum	Actual Performance
Production (Mcfe)(1)	20%	132,700	140,200	147,600	135,740
Adjusted EBITDA (dollars in millions)(2)	20%	$387.6	$409.9	$430.3	$391.2
General and administrative costs (dollars in millions)(3)	20%	$73.1	$69.6	$66.1	$61.0
Discretion of the compensation committee	40%

(1)	Production represents the net interest volumes of oil, natural gas and natural gas liquids stated on a Mcfe basis.
(2)	Adjusted EBITDA means earnings before interest, taxes, depreciation, depletion, amortization, ceiling test write-downs, unrealized gains or losses on derivative financial instruments and other non-cash income and expense items.
(3)	General and administrative costs represents expenses relating to the payment of employee compensation and benefits (other than equity and equity-based compensation), rent for office space, audit, legal, consulting and other professional fees, 2014 Management Incentive Plan systems and overhead costs, and such other “general and administrative costs,” as determined under our standard accounting procedures and reported in our audited financial statements (reported net of overhead amounts reimbursed to us by working interest owners and joint venture partners, and net of amounts that are capitalized), but not including such expenses associated with the acquisition, exploration, exploitation, development, production or operation of our oil and gas properties.

Once the overall performance level was determined, the maximum award amounts for the Named Executive Officers were determined using the following payout schedule:

	Performance Level Payout Schedule
	Percentage of Base Salary for Below Threshold Level Performance	Percentage of Base Salary for Threshold Level Performance	Percentage of Base Salary for Target Level Performance	Percentage Base Salary for Maximum Level Performance
Harold L. Hickey	0%	45%	90%	180%
William L. Boeing	0%	45%	90%	180%
Richard A. Burnett	0%	40%	80%	160%

During 2014, our Named Executive Officers were instrumental in arranging and carrying out significant transactions to enhance the Company’s liquidity, including an equity offering, a debt offering and refinancing transaction and the sale of certain non-core assets and our interest in Compass. As a result of these transactions, the Company reduced its total debt by approximately $460 million in order to maintain greater financial flexibility to face the challenges associated with the current low commodity price environment and plan for future growth. The compensation committee approved the payment of the following individual cash bonus awards to our Named Executive Officers under the 2014 Management Incentive Plan, which were paid on March 13, 2015. Mr. Mulhern did not receive a cash bonus or any other benefits under the 2014 Management Incentive Plan since he resigned prior to the end of the performance period under the 2014 Management Incentive Plan.

Name	2014 Management Incentive Plan Bonus
Harold L. Hickey	$612,225
Richard A. Burnett	$296,891
William L. Boeing	$408,150

Long-Term Incentive Compensation

Incentive Plan. In many cases over the last several years, incentives granted under the Incentive Plan comprise the largest portion of our Named Executive Officers’ total compensation package. As a result, a significant portion of compensation is “at risk” and tied to the performance of the Company. The Incentive Plan was originally adopted and approved by the Board of Directors of our predecessor entity in September 2005 and ultimately assumed by us. Over the years, with shareholder approval, we have increased the number of shares of Common Stock authorized for issuance under the Incentive Plan. Currently, the number of shares authorized for issuance under the Incentive Plan is 45,500,000 shares and each share granted that is subject to a full-value award will count as 1.74 shares against the total number of remaining shares we have reserved for issuance under the Incentive Plan. The term of the Incentive Plan will expire on February 28, 2023. The stated purpose of the Incentive Plan is to provide financial incentives to selected employees and to promote our long-term growth and financial success by:

•	attracting and retaining employees of outstanding ability;

•	strengthening our capability to develop, maintain and direct a competent management team;

•	providing an effective means for selected employees to acquire an ownership interest in us;

•	motivating employees to achieve long-range performance goals and objectives; and

•	providing incentive compensation competitive with other similar companies.

Another important objective of our long-term incentive compensation is to strengthen the relationship between the long-term value of the price of our Common Stock and the potential financial gain for employees. Our compensation committee administers the Incentive Plan and the awards granted under the Incentive Plan. Awards under the Incentive Plan can consist of incentive stock options, non-qualified stock options, restricted stock, RSUs, stock appreciation rights and other awards. Until we began using restricted stock with significant vesting periods in August 2011, we had previously only used stock options under the Incentive Plan as incentives for our employees. In 2014, we implemented the use of performance-based RSUs and continued our philosophy of using restricted stock with significant vesting periods as an incentive for our officers and other selected employees primarily because we believed:

•	restricted stock awards and performance-based RSUs help ensure that a significant portion of selected employees’ total compensation is “at risk”;

•	restricted stock awards and performance-based RSUs are designed to allow selected employees to acquire a direct ownership interest in us over time and therefore be fully aligned with our shareholders;

•	restricted stock awards and performance-based RSUs with vesting conditions tied to the price of our common stock align the interest of our officers with our shareholders;

•

restricted stock awards are designed to be less vulnerable than stock options to volatility in our stock price, which is often impacted by volatile swings in the price of natural gas, and therefore serve as a more meaningful long-term retention vehicle even if our stock price decreased in the short-term; and

•

based on market data provided by our outside compensation consultant, awarding restricted stock and performance-based RSUs would allow the Company to offer similar incentives to those companies with whom we compete for skilled talent since most of the companies in our peer group issue restricted stock or RSUs as part of their executive compensation incentives.

Previous awards and grants of stock options, restricted stock or RSUs, whether vested or unvested, generally do not have a significant impact on the current year’s awards and grants unless otherwise considered by our compensation committee.

Restricted Stock Grants. Restricted stock consists of shares of Common Stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the compensation committee. Restricted stock awards with significant vesting periods and other conditions help ensure that those individuals remain with the Company and are incentivized over a long-term horizon to maximize shareholder value. Pursuant to the terms of the restricted stock award agreements, the shares of restricted stock granted:

•

on September 2, 2014 to Mr. Burnett in connection with his appointment as Chief Financial Officer vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vest on the first anniversary of the grant date, 1/3 of the shares vest on the second anniversary of the grant date and 1/3 of the shares vest on the third anniversary of the grant date;

•

on July 1, 2014 to each of our Named Executive Officers (including Mr. Mulhern) vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vest on the first anniversary of the grant date, 1/3 of the shares vest on the second anniversary of the grant date and 1/3 of the shares vest on the third anniversary of the grant date;

•

on August 13, 2013 in two separate restricted stock awards to certain of our Named Executive Officers (including Mr. Mulhern) and selected other officers were subject to a performance vesting schedule based upon the first trading day immediately following the date that the fair market value of a share of our common stock equals or exceeds $10.00 in one grant and $15.00 in the other grant during any thirty (30) consecutive trading day period (the “Attainment Date”). The shares of restricted stock vest as follows: (i) if the Attainment Date occurs on or before the first anniversary of the grant date, 50% of the shares vest on the first anniversary of the grant date and the remaining 50% vest on the second anniversary of the grant date; (ii) if the Attainment Date occurs after the first anniversary of the grant date but before the second anniversary of the grant date, 50% of the shares vest on the Attainment Date and the remaining 50% vest on the second anniversary of the grant date; (iii) if the Attainment Date occurs after the second anniversary of the grant date but before the fifth anniversary of the grant date, 100% of the shares vest on the Attainment Date, in each case, provided the applicable Named Executive Officer is employed by or providing services to the Company or a subsidiary on such date;

•

on April 1, 2013 to Mr. Mulhern in connection with the commencement of his employment as our executive vice president and chief financial officer were scheduled to vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vested on the first anniversary of the grant date while the remaining shares were forfeited back to the Company in connection with Mr. Mulhern’s resignation;

•

on December 13, 2012 to certain of our Named Executive Officers and other selected officers and employees, vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vested on the first anniversary of the grant date, 1/3 of the shares vested on the second anniversary of the grant date and 1/3 of the shares are scheduled to vest on the third anniversary of the grant date; and

•

on November 21, 2011 to certain of our Named Executive Officers and selected officers, vest over a five year period with 60% of these shares having vested on the third anniversary of the grant date, 20% of these shares vesting on the fourth anniversary of the grant date and 20% of these shares vesting on the fifth anniversary of the grant date; and

•

become fully vested, subject to their early termination as provided in the restricted stock award agreements, immediately prior to a change of control of us or upon the death or disability of the holder as defined in the Incentive Plan.

Effective July 1, 2014, the compensation committee granted a total of 781,254 shares of restricted stock to a select group of employees, which included our Named Executive Officers and Mr. Mulhern, based on a target percentage of such employee’s annual base salary approved by the compensation committee at the time of the grant, pro rata for any partial year of service. Effective September 2, 2014, the compensation committee granted an additional 139,063 shares of restricted stock to Mr. Burnett in connection with his appointment as Chief

Financial Officer. Under the terms of the Incentive Plan at the time of the grants, each share of restricted stock granted counted as 1.74 shares against the total number of remaining shares we have reserved for issuance under the Incentive Plan, subject to future forfeitures of unvested shares prior to the applicable vesting dates, such that 1,601,352 shares were deemed to have been granted under the Incentive Plan.

The table below summarizes shares of restricted stock issued under the Incentive Plan to each of the Named Executive Officers (including Mr. Mulhern) during 2014, 2013 and 2012:

Named Executive Officer	Restricted Stock Awarded in 2014		Restricted Stock Awarded in 2013		Restricted Stock Awarded in 2012
Harold L. Hickey	104,167		97,600		20,800
Richard A. Burnett	178,126	(1)	85,000	(2)	—
William L. Boeing	104,167		48,800		23,100
Mark F. Mulhern(3)	104,167		173,200		—

(1)	The compensation committee issued, effective September 2, 2014, a total of 139,063 shares of restricted stock to Mr. Burnett in connection with his appointment as our Chief Financial Officer.
(2)	Represents shares of restricted stock granted to Mr. Burnett in connection with his commencement of employment with the Company.
(3)	All shares of restricted stock issued to Mr. Mulhern during 2014 and the unvested portion of the shares of restricted stock issued to Mr. Mulhern in 2013 were forfeited in connection with his resignation, effective September 19, 2014.

Restricted Stock Units. RSUs consist of equity awards that convert into shares of our Common Stock upon the achievement of either time-based or performance-based vesting conditions. RSUs with significant performance-based vesting conditions help ensure that individuals remain with EXCO and are incentivized over a long-term horizon to maximize shareholder value. The compensation committee granted 104,167 performance-based RSUs to each of Messrs. Hickey, Mulhern and Boeing on July 1, 2014, 39,063 performance-based RSUs to Mr. Burnett on July 1, 2014 and an additional 39,063 performance-based RSUs to Mr. Burnett on September 2, 2014 in connection with his appointment as our Chief Financial Officer. Mr. Mulhern forfeited all of his performance-based RSUs in connection with his resignation from the Company.

The RSU award agreement provides that a participant is eligible to vest in and receive a number of shares of the Common Stock ranging from 0% to 200% of the target number of RSUs granted based on the attainment of total shareholder return (“TSR”) goals during the period commencing on and including the date of grant and ending on third anniversary of the date of grant (the “Measurement Period”). The RSUs will vest upon the third anniversary of the date of grant, July 1, 2017 (the “Vesting Date”), subject to the achievement of certain performance criteria set forth below, provided that the participant is providing services to the Company or a subsidiary on that date and subject to the restrictions and conditions of the Incentive Plan.

The number of RSUs that vest and convert into shares of our Common Stock is dependent upon the Company’s TSR achieved during the Measurement Period relative to the TSR achieved during the Measurement Period by the Company’s peer group determined by the compensation committee. Each vested RSU will convert into one share of our Common Stock. If the percentile rank of the Company’s TSR within the peer group is below 35%, then no RSUs will vest. If the percentile rank of the Company’s TSR equals 35%, then 50% of the target RSUs will vest, and for every increase in the Company’s percentile rank within the peer group over 35%, a proportionate percentage of target RSUs will vest on the Vesting Date (i.e., if the percentile rank of the Company’s TSR is between 35%-49% of the peer group, then 50%-99% of target RSUs will vest; if the percentile rank of the Company’s TSR is between 50%-74% of the peer group, then 100%-199% of target RSUs will vest; and if the percentile rank of the Company’s TSR is 75% of the peer group or above, then 200% of target RSUs will vest) and convert into shares of our Common Stock (calculated on the basis of straight-line interpolation applied on the change in performance between threshold and target, and between target and maximum levels of percentile rank). In addition, all unvested RSUs become immediately vested and convert into shares of our Common Stock upon a change in control based on the achievement of the performance criteria determined as of the closing date of the change in control as defined in the Incentive Plan; provided that the participant is employed by or providing services to the Company as of the change in control. Unvested RSUs are forfeited upon the earliest of (i) the Vesting Date and (ii) the participant’s termination of service, provided that if such termination of service is due to death or disability, such participant is treated as continuing to provide services during the Measurement Period.

Stock Option Grants. A stock option becomes valuable only if the price of our Common Stock increases above the option exercise price and the holder of the option remains employed during the period required for the option to “vest,” thus providing an incentive for an option holder to remain our employee. In addition, stock options link a portion of an employee’s compensation to shareholders’ interests by providing an incentive to increase the market price of our Common Stock. All options are awarded with an exercise price equal to the closing price of our Common Stock on the NYSE on the date of the grant. The compensation committee has never granted options with an exercise price that is less than the closing price of our Common Stock on the grant date, nor has it granted options that have an exercise price based on a date other than the grant date.

Pursuant to the terms of our stock option agreements, the stock options granted:

•	are vested as to 25% of the shares subject to the option on the date of grant and will vest an additional 25% on each of the next three anniversaries of the date of grant;

•	expire on either the tenth or the fifth anniversary of the date of grant, or sooner under some circumstances; and

•	become fully vested and exercisable, subject to their early termination as provided in the option agreements, immediately prior to a change of control of us.

We granted stock option bonuses in August 2013 to selected employees, including Messrs. Hickey, Boeing and Mulhern, based on a target percentage equal to between 55% and 125% of such employee’s annual base salary approved by the compensation committee at the time of the grant, pro rata for any partial year of service, multiplied by such person’s base salary and then divided by a Black-Scholes grant date valuation. Based on this formula, we granted stock options with an exercise price equal to $7.68 per share to the Named Executive Officers in August 2013 as set forth in the table below. All of Mr. Mulhern’s stock options set forth in the table below were forfeited back to the Company following his resignation. We did not grant any stock options to the Named Executive Officers during 2014.

Name	Base Salary	Grant Date Fair Value	2013 Stock Options
Harold L. Hickey	$750,000	$752,905	204,900
Mark F. Mulhern	$750,000	$564,771	153,700
William L. Boeing	$500,000	$376,636	102,500

Historical Long-Term Incentive Grants. The following table shows the number of our employees as of December 31st of each year set forth below, the number of stock options granted to new hires, the number of stock options granted as an annual incentive bonus and the number of shares of restricted stock and performance-based RSUs granted (excluding the effect of the applicable fungible share ratio) during each of the years set forth below.

	2014	2013	2012
Number of Employees	558	755	919
Stock Option Awards to New Hires	141,525	577,000	106,500
Annual Option Bonus Awards	—	2,269,500	—
Restricted Stock Awards(1)	1,339,782	1,292,700	926,900
RSU Awards(1)	820,317	—	—

(1)	The shares of restricted stock issued in 2012, 2013 and 2014 and the number of performance-based RSUs granted in 2014 resulted in a reduction of 1,946,490 shares, 2,285,298 shares and 5,185,924 shares, respectively, available for issuance under the Incentive Plan due to the effect of the applicable fungible share ratios (subject to any forfeitures of unvested shares prior to the applicable vesting dates).

Stock Ownership Guidelines. We do not have formal stock ownership guidelines. However, our executive officers are encouraged to maintain or establish a significant level of direct stock ownership.

Hedging Policies. Pursuant to our insider trading policy, we discourage our directors, officers, employees and consultants (collectively, “insiders”) from engaging in transactions pursuant to which such persons would hedge the economic ownership of our securities. Under the insider trading policy, insiders are prohibited from engaging in short sales of our securities and in transactions in publicly traded options, are subject to limitations on standing orders and are discouraged from placing our securities in a margin account or being pledged as collateral.

Retirement and Other Benefit Plans

401(k) Plan. All of our employees are eligible to participate in the EXCO Resources, Inc. 401(k) Plan. While the amount of the matching contribution under the 401(k) plan is discretionary, in recent years we have matched 100% of employee contributions to the 401(k) plan up to the Internal Revenue Service limit with vesting of Company matching contributions based on years of service with us.

Severance Plan. The Fourth Amended and Restated Severance Plan (the “Severance Plan”) is applicable to all of our employees in the event of a change of control. The Severance Plan provides for the payment of severance equal to 1.25 times an employee’s annual base salary in the event the employee’s employment is terminated or there is an adverse change in the employee’s job or compensation within twelve months following a change of control, as defined in the Severance Plan. For more information about the Severance Plan, see “—Compensation of Executive Officers—Potential Payments Upon Termination or Change-in-Control.”

Other Benefits Plans. We offer a variety of health and benefit programs to all employees, including medical, dental, vision, life insurance and disability insurance. Our Named Executive Officers (including Mr. Mulhern during his employment with us) are generally eligible to participate in these employee benefit plans on the same basis as the rest of our employees. During 2014, we also provided physical exams for our Named Executive Officers.

Retention Agreements

Messrs. Hickey, Boeing, Burnett and Jameson are currently parties to either an Amended and Restated Retention Agreement or a Retention Agreement (collectively, the “Retention Agreements”) with the Company. The purpose of the Retention Agreements is to incentivize the executive officer to continue providing services to the Company. In addition, we previously entered into a Retention Agreement with Mr. Mulhern which was terminated in all respects effective September 19, 2014 in connection with his resignation from the Company.

Retention Bonus. On June 30, 2014, each of Messrs. Hickey, Mulhern and Boeing received a cash payment equal to fifty percent (50%) of their base salary, or $375,000, $375,000 and $250,000, respectively. Neither Mr. Burnett nor Mr. Jameson is entitled to a cash retention bonus under his Retention Agreement.

Special Severance Benefits. Under the Retention Agreements, each of Messrs. Boeing, Burnett, Hickey and Jameson are entitled to certain benefits upon a Qualifying Termination of such executive during the period (the “Special Severance Period”) beginning on April 1, 2015 and ending on the earlier of (A) the effective date of a

Change of Control or (B) March 31, 2017. The severance benefits (the “Special Severance Benefits”) provided during the Special Severance Period include the following:

•

A cash payment equal to two (2) times an executive’s base salary for Mr. Hickey or one (1) times an executive’s base salary for Messrs. Boeing, Burnett and Jameson (less applicable income and employment tax withholdings), fifty percent (50%) of which will be paid on the sixtieth (60th) day following such executive’s Qualifying Termination and fifty percent (50%) of which will be paid on the one (1) year anniversary of such executive’s Qualifying Termination;

•

a cash payment equal to the portion of the executive’s unvested account balance in the 401(k) plan that is forfeited upon his separation from service (less applicable income and employment tax withholdings), payable in a lump sum on the sixtieth (60th) day following such executive’s Qualifying Termination;

•	COBRA benefits for up to eighteen (18) months following such executive’s Qualifying Termination;

•	Accelerated vesting of any unvested restricted stock awards with time-based vesting to the date of the Qualifying Termination;

•

Extension of the exercise period for any vested stock options for one (1) year following the date of such executive’s Qualifying Termination (or if earlier, the date the options would have expired if such executive had remained employed by the Company); and

•

Eligibility for vesting of the pro-rata portion of any unvested restricted stock awards or restricted stock unit awards with respect to common stock with performance-based vesting conditions, based on the achievement of the underlying performance metrics and/or goals measured as of the date of a Qualifying Termination and, with respect to Mr. Burnett only, to the extent any performance-based RSUs granted by the Company to Mr. Burnett on July 1, 2014 (the “July PRSUs”) are still outstanding and have not yet vested by the date of his Qualifying Termination, such July PRSUs shall not be forfeited upon such Qualifying Termination but will continue to vest pursuant to its terms and Mr. Burnett will be treated as if he is continuing to provide services to the Company through July 1, 2017 for purposes of vesting.

In order to receive any of the Special Severance Benefits, each of the Retention Agreements require that the executive sign and return a release of claims within thirty (30) days of a Qualifying Termination and any applicable revocation period must have expired. Receipt of the Special Severance Benefits is also contingent on such executive’s continued compliance with certain confidentiality, non-disparagement and non-solicitation provisions contained in his Retention Agreement. In the event that a Change of Control occurs prior to an executive’s Qualifying Termination, no Special Severance Benefits will be paid under the Retention Agreement and such executive’s right to severance payments, if any, shall be governed by the terms of the Severance Plan.

Compensation Business Risk Review

While a significant portion of our annual cash bonus structure is based on the Company’s achievement of specified operational and financial performance metrics, we have historically compensated our executive officers and other employees under a structure that is focused on overall company performance and is not based on the achievement of specified targets or milestones by any one individual, department or function. We believe this compensation structure protected the Company and its shareholders against excessive risk taking by individuals, departments or functions who may have otherwise been motivated to achieve a particular target or milestone even if the achievement of that objective would not necessarily have contributed to the overall success of the Company. For 2014, our Board of Directors adopted the 2014 Management Incentive Plan, which provided for annual cash bonuses to our executive officers based on the Company’s achievement of certain performance criteria. In addition, we use restricted stock and RSU awards with significant vesting periods or conditions because we believe those types of awards incentivize our executive officers and other employees to achieve our long-term goal of maximizing shareholder value. Restricted stock or RSU awards with significant vesting periods or conditions help ensure that our executives remain with the Company and are incentivized over a long-term horizon to maximize shareholder value. The other elements of our compensation are comprised of typical benefit plans, such as a 401(k) plan and health, life and disability insurance. Accordingly, our compensation committee believes that our compensation policies and practices do not create unreasonable or inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

Say-on-Pay Vote

In May 2014, we held a shareholder advisory vote to approve the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote. Our shareholders approved the compensation of our Named Executive Officers, with over 88% of shareholder votes cast in favor of our say-on-pay resolution. The compensation committee was mindful of this supportive say-on-pay vote when making its decisions regarding executive compensation for 2014. The compensation committee intends to take the say-on-pay votes into consideration in setting future compensation for our Named Executive Officers. We are mindful of the support our shareholders expressed for our compensation philosophy and the compensation committee remains committed to a focus on long-term incentive compensation as a strong incentive to reward our employees, including the Named Executive Officers, for achievement of strategic goals, and we will continue to consider shareholder concerns and feedback in the future. We intend to conduct an advisory vote to approve executive compensation on an annual basis until the next advisory vote to determine the frequency of future advisory votes on such compensation.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the compensation committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides generally that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals. We believe that compensation paid under our incentive plans is generally fully deductible for federal income tax purposes. However, in the future, the compensation committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our executive officers.

Nonqualified Deferred Compensation

On October 22, 2004, the American Jobs Creation Act of 2004 was signed into law, changing the tax rules applicable to nonqualified deferred compensation arrangements. We believe that we are operating in compliance with the final regulations that became effective January 1, 2009.

Accounting for Share-Based Compensation

Our predecessor adopted the provisions of ASC Topic 718 upon its formation in August 2005. Upon the closing of a series of mergers in connection with our initial public offering in February 2006, we adopted ASC Topic 718.

Compensation Committee Report

Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the compensation committee.

COMPENSATION COMMITTEE*

Robert L. Stillwell, Chairman

Jeffrey D. Benjamin

B. James Ford

Samuel A. Mitchell**

Wilbur L. Ross, Jr.

Jeffrey S. Serota

*	Mr. Mulhern resigned from the compensation committee on February 28, 2013.

**	Mr. Mitchell was appointed to the compensation committee on September 10, 2013 and therefore did not participate in setting executive compensation for the fiscal 2012 year.

Compensation of Executive Officers

The total compensation paid to our chief executive officer and president and former chief operating officer, Harold L. Hickey, our chief financial officer, Richard A. Burnett, our former chief financial officer, Mark F. Mulhern, and William L. Boeing, our vice president, general counsel and secretary is set forth in the following Summary Compensation Table. For purposes of this section, references to Named Executive Officers include Mr. Mulhern.

2014, 2013 AND 2012 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Harold L. Hickey(5)	2014	750,000	987,225	1,365,629	—	—	—	23,000	3,125,854
Chief Executive Officer and President and Former Chief Operating Officer	2013	656,250	465,000	621,224	752,905	—	—	23,000	2,518,379
	2012	450,000	362,500	157,456	—	—	—	22,500	992,456

Richard A. Burnett(6) Vice President, Chief Financial Officer and Chief Accounting Officer	2014	409,167	296,891	1,449,263	—	—	—	17,500	2,172,821

Mark F. Mulhern(7)	2014	534,135	375,000	1,365,629	—	—	—	23,000	2,297,764
Former Executive Vice President and Chief Financial Officer	2013	562,500	380,000	1,159,918	1,198,411	—	—	32,246	3,333,075

William L. Boeing Vice President, General Counsel and Secretary	2014	500,000	658,150	1,365,629	—	—	—	23,000	2,546,779
	2013	500,000	410,000	310,612	376,636	—	—	23,000	1,620,248
	2012	500,000	325,000	174,867	—	—	—	22,500	1,022,367

(1)	Bonus column for 2013 includes the cash amount paid in March 2014 pursuant to the 2013 Management Incentive Plan. Bonus column for 2014 includes a cash retention bonus paid pursuant to the Retention Agreements on June 30, 2014 equal to fifty percent (50%) of base salary for each of Messrs. Hickey, Mulhern and Boeing, or $375,000, $375,000 and $250,000, respectively, and the cash bonus amount paid in March 2015 pursuant to the 2014 Management Incentive Plan.

(2)	This column represents the aggregate grant date fair value of shares of restricted stock issued to each Named Executive Officer in 2014, 2013 and 2012 in accordance with ASC Topic 718, with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of significant accounting policies—Share-based compensation” and “Note 11. Stock options and awards” to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2015.

(3)	This column represents the aggregate grant date fair value of stock options granted to each Named Executive Officer in 2014, 2013 and 2012 in accordance with ASC Topic 718, with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of significant accounting policies—Share-based compensation” and “Note 11. Stock options and awards” to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2015.

(4)	The amounts shown in this column reflect, for each Named Executive Officer, matching contributions allocated by us to each of the Named Executive Officers pursuant to the EXCO Resources, Inc. 401(k) Plan as follows: Mr. Hickey—$23,000; Mr. Burnett—$17,500; Mr. Mulhern—$23,000; and Mr. Boeing—$23,000 for 2014; Mr. Hickey—$23,000; Mr. Mulhern—$23,000; and Mr. Boeing—$23,000 for 2013; and Mr. Hickey—$22,500; and Mr. Boeing—$22,500 for 2012. We maintained a suite at the Rangers Ballpark in Arlington, Texas during 2012, 2013 and 2014 and a suite at the American Airlines Center in Dallas, Texas during 2012 and 2013 for sporting events and other entertainment purposes. We have not included any amounts related to the suites as a perquisite because tickets to the suites are available to all of our employees on a non-discriminatory basis, with business entertainment purposes having priority as to use. We no longer maintain either of those suites.

(5)	Mr. Hickey became our Chief Executive Officer effective March 30, 2015. Mr. Hickey served as our Chief Operating Officer from October 2005 until March 2015.

(6)	Mr. Burnett became our Chief Financial Officer effective September 19, 2014. In connection with his appointment as Chief Financial Officer, Mr. Burnett received 139,063 shares of restricted stock.

(7)	Mr. Mulhern became our Executive Vice President and Chief Financial Officer on April 1, 2013. In connection with the commencement of his employment, Mr. Mulhern received a sign-on bonus equal to $200,000 and 100,000 shares of restricted stock and a stock option to purchase 200,000 shares. Mr. Mulhern resigned from his positions as Executive Vice President and Chief Financial Officer, effective September 19, 2014. Mr. Mulhern forfeited all of his unvested shares of restricted stock, restricted stock units and stock options and did not receive any severance or other benefits in connection with his resignation from the Company.

See “—Compensation Discussion and Analysis—Executive Compensation Components—Base Salary” for a discussion of the 2015 base salaries of our Named Executive Officers.

2014, 2013 AND 2012 REALIZED COMPENSATION TABLE

The following table supplements the Summary Compensation Table set forth under “—Compensation of Executive Officers” above. This table shows the compensation actually realized in the fiscal years ended December 31, 2014, 2013 and 2012 by our Named Executive Officers. We have included the Realized Compensation Table to better show how our equity compensation drives actual or “realized” compensation. The primary difference between this supplemental table and the Summary Compensation Table is the method used to value equity awards. SEC rules require companies to report the grant date fair value of all equity awards in the Summary Compensation Table for the year for which they were granted. As a result, a significant portion of the total compensation amounts reported in the Summary Compensation Table related to equity grants that have not yet vested and for which the value is consequently uncertain. In contrast, the supplemental table below includes only (i) the value of restricted stock awards that vested during the applicable fiscal year as of the applicable vesting date, (ii) the value of shares of performance-based restricted stock actually vested based on a performance threshold being met for the performance period ending in the applicable fiscal year and (iii) the value of performance-based RSUs actually vested based on a performance threshold being met for the performance period ending in the applicable fiscal year. The supplemental table below also includes only stock options that were exercised during the applicable fiscal year and shows the value of those awards as of the applicable exercise date. It should be noted that there is no assurance that the Named Executive Officers will actually realize the value attributed to the restricted stock and RSU awards even in this supplemental table, since the value of the restricted stock and RSU awards will depend on when the Common Stock underlying such awards is sold.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards Value Realized ($)(2)	Option Value Realized ($)(3)	All Other Compensation ($)(1)	Total Realized Compensation ($)
Harold L. Hickey(4) Chief Executive Officer and President and Former Chief Operating Officer	2014	750,000	987,225	311,122	—	23,000	2,071,347
	2013	656,250	465,000	73,560	—	23,000	1,217,810
	2012	450,000	362,500	38,391	—	22,500	873,391

Richard A. Burnett(5) Vice President, Chief Financial Officer and Chief Accounting Officer	2014	409,167	296,891	74,516	—	17,500	798,074

Mark F. Mulhern(6) Former Executive Vice President and Chief Financial Officer	2014	534,135	375,000	185,670	—	23,000	1,117,805
	2013	562,500	380,000	—	—	32,246	974,746

William L. Boeing Vice President, General Counsel and Secretary	2014	500,000	658,150	343,760	—	23,000	1,524,910
	2013	500,000	410,000	81,650	—	23,000	1,014,650
	2012	500,000	325,000	42,604	—	22,500	890,104

(1)	The amount shown in this column for each Named Executive Officer, if any, is identical to the amount set forth in the corresponding column in the “Summary Compensation Table” above.

(2)	This column represents the value, as of the applicable vesting date, of the shares of restricted stock that vested during the applicable fiscal year, calculated by multiplying the number of shares of restricted stock vested by the closing price on the vesting date. This column does not include (i) the value of shares of performance-based restricted stock because our performance did not reach threshold levels during the applicable year or (ii) the value of performance-based RSUs because the performance period did not end during the applicable fiscal year.

(3)	This column represents the aggregate value of all stock options that were exercised during the applicable fiscal year. The value of exercised stock options is calculated by multiplying the number of options exercised by the difference between the exercise price and the closing price of our common stock on the exercise date.

(4)	Mr. Hickey became our Chief Executive Officer effective March 30, 2015. Mr. Hickey served as our Chief Operating Officer from October 2005 until March 2015.

(5)	Mr. Burnett became our Chief Financial Officer effective September 19, 2014. In connection with the commencement of his appointment as our Chief Financial Officer, Mr. Burnett received 139,063 shares of restricted stock.

(6)	Mr. Mulhern resigned from his positions as Executive Vice President and Chief Financial Officer, effective September 19, 2014. Mr. Mulhern forfeited all of his unvested shares of restricted stock, restricted stock units and stock options and did not receive any severance or other benefits in connection with his resignation from the Company.

Equity Incentive Awards

The following table sets forth information regarding the plan-based awards under the Incentive Plan granted to each Named Executive Officer (including Mr. Mulhern) during the fiscal year ended December 31, 2014:

2014 FISCAL YEAR GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ / Share)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Harold L. Hickey	7/1/2014	—	—	—	—	—	—	104,167	(2)	—	—	602,085
	7/1/2014	—	—	—	—	—	—	104,167	(3)	—	—	763,544

Richard A. Burnett	7/1/2014	—	—	—	—	—	—	39,063	(2)	—	—	225,784
	7/1/2014	—	—	—	—	—	—	39,063	(3)	—	—	286,332
	9/2/2014	—	—	—	—	—	—	139,063	(4)	—	—	650,815
	9/2/2014	—	—	—	—	—	—	39,063	(5)	—	—	286,332

Mark F. Mulhern	7/1/2014	—	—	—	—	—	—	104,167	(2)(6)	—	—	602,085
	7/1/2014	—	—	—	—	—	—	104,167	(3)(6)	—	—	763,544

William L. Boeing	7/1/2014	—	—	—	—	—	—	104,167	(2)	—	—	602,085
	7/1/2014	—	—	—	—	—	—	104,167	(3)	—	—	763,544

(1)	Represents the grant date fair value of the awards computed in accordance with ASC 718, with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of significant accounting policies—Share-based compensation” and “Note 11. Stock options and awards” to our audited financial statements for the fiscal year ended December 31, 2014 included in our Annual Report on Form 10-K filed with the SEC on February 25, 2015.

(2)	Represents shares of restricted common stock issued to the Named Executive Officer pursuant to a restricted stock award agreement dated July 1, 2014. The shares of restricted stock vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vest on the first anniversary of the grant date, 1/3 of the shares vest on the second anniversary of the grant date and 1/3 of the shares vest on the third anniversary of the grant date, provided that the holder of the shares of restricted stock remains employed with us on that date. These shares of restricted stock are subject to forfeiture and other restrictions as more fully set forth in the Incentive Plan and the applicable restricted stock award agreement and are subject to accelerated vesting upon a change in control, death or permanent disability.

(3)	Represents performance-based RSUs that will vest between 0% and 200% of the target number of RSUs on July 1, 2017 based on the Company’s achievement of TSR relative to the TSR achieved by a peer group established by the compensation committee. These RSUs were issued pursuant to the Incentive Plan and an RSU award agreement dated as of July 1, 2014 and are subject to forfeiture, accelerated vesting and other restrictions as more fully set forth in the Incentive Plan and the RSU award agreement.

(4)	Represents shares of restricted common stock issued to Mr. Burnett pursuant to a restricted stock award agreement dated September 2, 2014. The shares of restricted stock vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vest on the first anniversary of the grant date, 1/3 of the shares vest on the second anniversary of the grant date and 1/3 of the shares vest on the third anniversary of the grant date, provided that Mr. Burnett remains employed with us on that date. These shares of restricted stock are subject to forfeiture and other restrictions as more fully set forth in the Incentive Plan and the restricted stock award agreement and are subject to accelerated vesting upon a change in control, death or permanent disability.

(5)	Represents performance-based RSUs that will vest between 0% and 200% of the target number of RSUs on July 1, 2017 based on the Company’s achievement of TSR relative to the TSR achieved by a peer group established by the compensation committee. These RSUs were issued to Mr. Burnett pursuant to the Incentive Plan and an RSU award agreement dated as of September 2, 2014 and are subject to forfeiture, accelerated vesting and other restrictions as more fully set forth in the Incentive Plan the RSU award agreement.

(6)	The RSUs and shares of restricted stock granted to Mr. Mulhern during 2014 were forfeited pursuant to the terms of the restricted stock award agreement and the RSU award agreement in connection with his resignation, which was effective September 19, 2014.

See “—Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Incentive Plan” for a discussion of grants of plan-based awards made to our Named Executive Officers in 2014.

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers (including Mr. Mulhern) as of December 31, 2014.

2014 FISCAL YEAR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards(1)						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Harold L. Hickey	10/5/2005	166,700	—	—	7.50	10/4/2015	—		—	—		—
	12/1/2006	30,000	—	—	14.62	11/30/2016	—		—	—		—
	12/4/2007	35,000	—	—	13.72	12/3/2017	—		—	—		—
	12/11/2008	35,000	—	—	7.88	12/10/2018	—		—	—		—
	12/1/2009	35,000	—	—	17.60	11/30/2019	—		—	—		—
	12/7/2010	43,800	—	—	18.50	12/6/2020	—		—	—		—
	11/21/2011	—	—	—	—	—	48,087	(3)	104,349	—		—
	12/13/2012	—	—	—	—	—	6,933	(4)	15,045	—		—
	8/13/2013	102,450	102,450	—	7.68	8/12/2023	—		—	—		—
	8/13/2013	—	—	—	—	—	—		—	97,600	(5)	211,792
	7/1/2014	—	—	—	—	—	104,167	(6)	226,042
	7/1/2014	—	—	—	—	—	—		—	52,084	(7)	113,022

Richard A. Burnett	12/2/2013	62,500	62,500	—	5.17	12/1/2023	—		—	—		—
	12/2/2013	—	—	—	—	—	56,666	(8)	122,965
	7/1/2014	—	—	—	—	—	39,063	(6)	84,767	—		—
	7/1/2014	—	—	—	—	—	—		—	19,532	(7)	42,384
	9/2/2014	—	—	—	—	—	139,063	(9)	301,767	—		—
	9/2/2014	—	—	—	—	—	—		—	19,532	(10)	42,384

William L. Boeing	4/5/2006	500,000	—	—	12.36	4/4/2016	—		—	—		—
	12/1/2006	26,200	—	—	14.62	11/30/2016	—		—	—		—
	12/4/2007	40,000	—	—	13.72	12/3/2017	—		—	—		—
	12/11/2008	40,000	—	—	7.88	12/10/2018	—		—	—		—
	12/1/2009	40,000	—	—	17.60	11/30/2019	—		—	—		—
	12/7/2010	48,700	—	—	18.50	12/6/2020	—		—	—		—
	11/21/2011	—	—	—	—	—	53,096	(3)	115,218	—		—
	12/13/2012	—	—	—	—	—	7,700	(4)	16,709	—		—
	8/13/2013	51,250	51,250	—	7.68	8/12/2023	—		—	—		—
	8/13/2013	—	—	—	—	—				48,800	(5)	105,896
	7/1/2014	—	—	—	—	—	104,167	(6)	226,042	—		—
	7/1/2014	—	—	—	—	—				52,084	(7)	113,022

(1)	Pursuant to the terms of the stock option agreements that we entered into with the Named Executive Officer, these options are vested as to 25% of the shares subject to the option on the date of grant and vest an additional 25% on each of the next three anniversaries of the date of grant provided that the holder of the option remains employed with us on that date. These options become fully vested and exercisable, subject to their early termination as provided in the option agreements, immediately prior to a change of control of us.

(2)	Market value is based on $2.17 per share closing price of our Common Stock as reported on the NYSE as of December 31, 2014.

(3)	Pursuant to the terms of the restricted stock award agreement that we entered into with the Named Executive Officer on November 21, 2011, the award vests over a five year period with 60% of the shares vesting on the third anniversary of the grant date, 20% of the shares vesting on the fourth anniversary of the grant date and 20% of the shares vesting on the fifth anniversary of the grant date, provided that the holder of the restricted stock award remains employed with us on that date. These shares become fully vested and exercisable, subject to their early termination as provided in the restricted stock award agreement, immediately prior to a change of control of us.

(4)	Pursuant to the terms of the restricted stock award agreement that we entered into with the Named Executive Officer on December 13, 2012, the award vests in equal proportions over three years with one-third vesting on December 13, 2013, one-third vesting on December 13, 2014 and one-third vesting on December 13, 2015, provided that the holder of the restricted stock award remains employed with us on that date. These shares become fully vested and exercisable, subject to their early termination as provided in the restricted stock award agreement, immediately prior to a change of control of us.

(5)

Represents shares of restricted stock issued to the Named Executive Officer in two separate restricted stock award agreements, each of which is dated as of August 13, 2013 and is subject to a performance vesting schedule based upon the Attainment Date. The “Attainment Date” means the first trading day immediately following the date that the fair market value of a share of our common stock equals or exceeds $10.00 for one award and $15.00 for the other award during any thirty (30) consecutive trading day period. The shares of restricted stock vest as follows: (i) if the Attainment Date occurs on or before the first anniversary of the grant date, 50% of the shares vest on the first anniversary of the grant date and the remaining 50% vest on the second anniversary of the grant date; (ii) if the Attainment Date occurs after the first anniversary of the grant date but before the second anniversary of the grant date, 50% of the shares vest on the Attainment Date and the remaining 50% vest on the second anniversary of the grant date; (iii) if the Attainment Date occurs after the second anniversary of the grant date but before the fifth anniversary of the grant date, 100% of the shares vest on the Attainment Date, in each case, provided the Named Executive Officer is employed by or providing services to the Company or a subsidiary on such date. These shares of restricted stock are subject to forfeiture and other restrictions as more fully set forth in the Incentive Plan and the applicable restricted stock award agreement and are subject to accelerated vesting upon a change in control, death or permanent disability.

(6)	Pursuant to the terms of the restricted stock award agreement that we entered into with the Named Executive Officer on July 1, 2014, the shares of restricted stock vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vest on the first anniversary of the grant date, 1/3 of the shares vest on the second anniversary of the grant date and 1/3 of the shares vest on the third anniversary of the grant date, provided that the holder of the restricted stock remains employed with us on that date. These shares of restricted stock are subject to forfeiture and other restrictions as more fully set forth in the Incentive Plan and the restricted stock award agreement and are subject to accelerated vesting upon a change in control, death or permanent disability.

(7)	Share amounts represent the target level achievement for performance-based RSUs, which equals 50% of the target number of RSUs granted on July 1, 2014 and is the most probable level of payout other than no award. The actual number of shares that will vest is between 0% and 200% of the target number of RSUs on July 1, 2017 based on the Company’s achievement of TSR relative to the TSR achieved by a peer group established by the compensation committee. These RSUs were issued to the Named Executive Officer pursuant to the Incentive Plan and an RSU award agreement dated as of July 1, 2014 and are subject to forfeiture, accelerated vesting and other restrictions as more fully set forth in the Incentive Plan and the RSU award agreement.

(8)	Represents shares of restricted stock issued to Mr. Burnett on December 2, 2013 that vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vest on the first anniversary of the grant date, 1/3 of the shares vest on the second anniversary of the grant date and 1/3 of the shares vest on the third anniversary of the grant date, provided that Mr. Burnett remains employed with us on that date.

(9)	Represents shares of restricted stock issued to Mr. Burnett pursuant to a restricted stock award agreement dated September 2, 2014. The shares of restricted stock vest over a three year period in equal portions beginning on the first anniversary of the grant date, such that 1/3 of the shares vest on the first anniversary of the grant date, 1/3 of the shares vest on the second anniversary of the grant date and 1/3 of the shares vest on the third anniversary of the grant date, provided that Mr. Burnett remains employed with us on that date. These shares of restricted stock are subject to forfeiture and other restrictions as more fully set forth in the Incentive Plan and the restricted stock award agreement and are subject to accelerated vesting upon a change in control, death or permanent disability.

(10)	Share amounts represent the target level achievement for performance-based RSUs, which equals 50% of the target number of RSUs granted on September 2, 2014 and is the most probable level of payout other than no award. The actual number of shares that will vest is between 0% and 200% of the target number of RSUs on July 1, 2017 based on the Company’s achievement of TSR relative to the TSR achieved by a peer group established by the compensation committee. These RSUs were issued to Mr. Burnett pursuant to the Incentive Plan and an RSU award agreement dated as of September 2, 2014 and are subject to forfeiture, accelerated vesting and other restrictions as more fully set forth in the Incentive Plan and the RSU award agreement.

Option Exercises and Stock Vested During 2014

None of our Named Executive Officers exercised any stock options during 2014. The following table summarizes the vesting of restricted stock awards for each of our Named Executive Officers (including Mr. Mulhern) during the fiscal year ended December 31, 2014.

Name and Principal Position	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Harold L. Hickey Chief Executive Officer and President and Former Chief Operating Officer	—	—	5,166	(1)	22,937	(6)
	—	—	72,131	(2)	272,655	(7)
	—	—	6,933	(3)	15,530	(8)

Richard A. Burnett Vice President, Chief Financial Officer and Chief Accounting Officer	—	—	28,333	(4)	74,516	(9)

Mark F. Mulhern Former Executive Vice President and Chief Financial Officer	—	—	33,334	(5)	185,670	(10)

William L. Boeing Vice President, General Counsel and Secretary	—	—	5,733	(1)	25,454	(6)
	—	—	79,645	(2)	301,058	(7)
	—	—	7,700	(3)	17,248	(8)

(1)	Pursuant to the terms of the restricted stock award agreement that we entered into with the Named Executive Officer on August 15, 2011, the award vested in equal proportions over three years with one-third vested on August 15, 2012, one-third vested on August 15, 2013 and one-third vested on August 15, 2014.

(2)	Pursuant to the terms of the restricted stock award agreement that we entered into with the Named Executive Officer on November 21, 2011, the award vests over a five year period with 60% of the shares vesting on the third anniversary of the grant date, 20% of the shares vesting on the fourth anniversary of the grant date and 20% of the shares vesting on the fifth anniversary of the grant date, provided that the holder of the restricted stock award remains employed with us on that date. These shares become fully vested and exercisable, subject to their early termination as provided in the restricted stock award agreements, immediately prior to a change of control of us.

(3)	Pursuant to the terms of the restricted stock award agreement that we entered into with the Named Executive Officer on December 13, 2012, the award vests in equal proportions over three years with one-third vesting on December 13, 2013, one-third vesting on December 13, 2014 and one-third vesting on December 13, 2015, provided that the holder of the restricted stock award remains employed with us on that date.

(4)	Pursuant to the terms of a restricted stock award agreement that we entered into with the Named Executive Officer on December 2, 2013, the award vests in equal proportions over three years with one-third vesting December 2, 2013, one-third vesting December 2, 2014 and one-third vesting December 2, 2015.

(5)	Pursuant to the terms of a restricted stock award agreement that we entered into with Mr. Mulhern on April 1, 2013, the award vests in equal proportions over three years with one-third vesting April 1, 2014, one-third vesting April 1, 2015 and one-third vesting April 1, 2016, provided that the Mr. Mulhern remained employed with us on that date. The unvested portion of this award was forfeited upon Mr. Mulhern’s resignation, which was effective September 19, 2014.

(6)	Market value is based on $4.44 per share closing price of our Common Stock as reported on the NYSE as of August 15, 2014.

(7)	Market value is based on $3.78 per share closing price of our Common Stock as reported on the NYSE as of November 21, 2014.

(8)	Market value is based on $2.24 per share closing price of our Common Stock as reported on the NYSE as of December 12, 2014.

(9)	Market value is based on $2.63 per share closing price of our Common Stock as reported on the NYSE as of December 2, 2014.

(10)	Market value is based on $5.57 per share closing price of our Common Stock as reported on the NYSE as of April 1, 2014.

Pension Benefits

We do not provide any pension benefits for our Named Executive Officers.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not provide any nonqualified defined contribution or other deferred compensation plans for our Named Executive Officers.

Potential Payments Upon Termination or Change of Control

Fourth Amended and Restated EXCO Resources, Inc. Severance Plan

We have adopted the Fourth Amended and Restated EXCO Resources, Inc. Severance Plan (the “Severance Plan”), which provides that, among other things, (i) employees are eligible for severance pay equal to 1.25 times their base pay, (ii) there is a 12-month protection period following a change of control for eligible employees, and (iii) eligible employees can terminate for “good reason” due to a material reduction in base pay or a forced relocation. The Severance Plan provides for the payment of severance in the event the employee’s employment was terminated or there was an adverse change in the employee’s job or compensation, as more specifically described in the Severance Plan, within twelve months following a change of control of EXCO. The Severance Plan is administered by our compensation committee, which has the sole discretion to determine whether an employee’s termination of employment is eligible for payment of severance. All of our regular, full-time employees are eligible to participate in and receive benefits under the Severance Plan.

A change of control is defined under the Severance Plan as the occurrence of any of the following: (i) we are merged or consolidated into or with another entity, and as a result less than a majority of the combined voting power of the surviving entity is held by the holders of our voting stock prior to the merger; (ii) we sell or otherwise transfer all or substantially all of our assets to any person or entity if less than a majority of the combined voting power of such person or entity immediately after such sale or transfer is held by the holders of our voting stock prior to such sale or transfer; (iii) any person is or becomes the beneficial owner, directly or indirectly, of more than 50% of our total voting power; (iv) individuals who on the effective date of the Severance Plan constituted our Board of Directors and their successors or other nominees that are appointed or otherwise approved by the Board of Directors then still in office, cease for any reason to constitute a majority of the Board of Directors; or (v) the adoption of a plan relating to the liquidation or dissolution of us. The definition of “change of control” specifically excludes an event in which any subsidiary of EXCO is spun off by means of a rights offering to EXCO’s shareholders or an underwritten public offering, or any combination thereof, even where less than a majority of the voting equity ownership is retained by EXCO.

Severance payment will be made only if the employee fully executes a release form with the plan administrator, to release and forever discharge us from any and all liability which the employee may have against us as a result of employment with or subsequent termination from us. Severance payment is equal to 1.25 times an employee’s base salary to be paid in cash in a lump sum 60 days following termination of employment, provided that we have timely received an executed release form.

Severance Arrangements with our Former Chief Executive Officer

In connection with his resignation as chairman and chief executive officer effective November 20, 2013, we entered into a Settlement Agreement and Mutual Release and Waiver of Claims (the “Settlement Agreement”) with Douglas H. Miller. Pursuant to the Settlement Agreement, we paid Mr. Miller $4.0 million on November 29, 2013 and $1.0 million on December 31, 2014. In addition, we agreed to provide health care benefits coverage for Mr. Miller and his dependents through May 31, 2015.

Potential Payments

The following table shows potential payments to our Named Executive Officers (including Mr. Mulhern) for various scenarios involving a change of control, death or disability, using, where applicable, the closing price of our Common Stock of $2.17 as reported on the NYSE as of December 31, 2014 and assuming that the applicable triggering event occurred on December 31, 2014.

Executive Benefits and Payments Upon Termination	Termination for Cause or Misconduct Within 12 Months After a Change of Control	Termination Not for Cause or Misconduct or by the Executive for Good Reason Within 12 Months After a Change of Control		Change of Control (No Termination)	Death	Disability
Harold L. Hickey(1)
Severance	$—	$937,500	(2)	$—	$—	$—
Long-term Equity Incentives
—Unvested Stock Options(3)	—	—		—	—	—
—Unvested Restricted Stock Awards(4)	557,228	557,228		557,228	557,228	557,228
—Unvested RSUs(5)	226,042	226,042		226,042	226,042	226,042

Total	$783,270	$1,720,770		$783,270	$783,270	$783,270

Richard A. Burnett(6)
Severance	$—	$593,750	(2)	$—	$—	$—
Long-term Equity Incentives
—Unvested Stock Options(3)	—	—		—	—	—
—Unvested Restricted Stock Awards(4)	509,501	509,501		509,501	509,501	509,501
—Unvested RSUs(5)	169,533	169,533		169,533	169,533	169,533

Total	$679,034	$1,272,784		$679,034	$679,034	$679,034

Mark F. Mulhern(7)
Severance	$—	$—		$—	$—	$—
Long-term Equity Incentives
—Unvested Stock Options(3)	—	—		—	—	—
—Unvested Restricted Stock Awards(4)	—	—		—	—	—
—Unvested RSUs(5)	—	—		—	—	—

Total	$—	$—		$—	$—	$—

William L. Boeing(1)
Severance	$—	$625,000	(2)	$—	$—	$—
Long-term Equity Incentives
—Unvested Stock Options(3)	—	—		—	—	—
—Unvested Restricted Stock Awards(4)	463,866	463,866		463,866	463,866	463,866
—Unvested RSUs(5)	226,042	226,042		226,042	226,042	226,042

Total	$689,908	$1,314,908		$689,908	$689,908	$689,908

(1)	As of December 31, 2014, we had not hired a new chief executive officer of the Company and no Special Severance Benefits were payable pursuant to the Retention Agreements.

(2)	Represents a payment equal to 1.25 times officer’s annual base salary pursuant to our Severance Plan. The applicable Named Executive Officer shall not be eligible to receive a severance payment if either (a) he receives a comparable offer of employment from any other operation of EXCO or any of its affiliate organizations, regardless of whether he accepts such offer or (b) he receives and accepts a transfer of employment to any other operation of EXCO or any of its affiliate organizations.

(3)	Excludes stock options that are currently exercisable. The exercise price of all unvested stock option awards exceeded the $2.17 closing price of our Common Stock as reported on the NYSE on December 31, 2014. Pursuant to the terms of each stock option award, all options become fully vested automatically upon a change of control or upon the death or the total and permanent disability of the officer.

(4)	Pursuant to the terms of each restricted stock award agreement, all shares of restricted stock become fully vested automatically upon a change of control or upon the death or the total and permanent disability of the officer.

(5)	Pursuant to the terms of each RSU award agreement, upon a change of control or upon the death or the total and permanent disability of the officer, unvested RSUs become fully vested based on the achievement of the performance criteria as of the date of such triggering event. For purposes of this table, we assumed that 100% of target RSUs will vest as further described under “—Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Restricted Stock Units.”

(6)	Pursuant to the Burnett Retention Agreement, if Mr. Burnett’s employment is terminated without cause or by Mr. Burnett for good reason during the period beginning on September 1, 2014 and ending on the later of March 1, 2015 or the date on which we hire a new chief executive officer, Mr. Burnett is also entitled to (a) a cash payment equal to his annual base salary, or $475,000, and (b) COBRA benefits for up to 12 months following such termination.

(7)	Mr. Mulhern resigned effective as of September 19, 2014 and was not entitled to any payments in connection with such resignation.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2014, the compensation committee was comprised of Messrs. Stillwell (chair), Benjamin, Ford, Mitchell, Ross and Serota.

During the fiscal year ended December 31, 2014, no member of our compensation committee was or had been an officer or employee of us or any of our subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. None of our executive officers served as a director or member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our compensation committee or as one of our directors.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2014 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	10,150,158	$12.58	18,517,815
Equity compensation plans not approved by security holders	Not applicable	Not applicable	Not applicable

Total	10,150,158	$12.58	18,517,815

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely met, except that Mr. Jameson reported one holding late with respect to fiscal 2015 on an amended Form 3.

Transactions with Related Persons

Relationship with Kyle Hickey

Kyle Hickey, the son of Harold L. Hickey, our chief executive officer and president, is one of our employees. From January 1, 2014 through May 31, 2015, compensation paid to Mr. Kyle Hickey (including the value of equity awards) totaled approximately $222,000.

Investment Agreements

We entered into two investment agreements (individually, the “Investment Agreement,” or, collectively, the “Investment Agreements”) in connection with the Rights Offering, each dated as of December 17, 2013, one with certain affiliates of WL Ross & Co. LLC (“WL Ross”) and one with Hamblin Watsa (together with WL Ross, the “Investors”) pursuant to which, subject to the terms and conditions thereof, each of them severally agreed to subscribe for and purchase, in a private placement, its respective pro rata portion of shares under the basic subscription right and all shares of common stock that rights holders do not elect to purchase in the Rights Offering pursuant to the basic subscription right (the “Unsubscribed Shares”) under the over-subscription privilege, subject to availability and the pro rata allocation among rights holders who elected to exercise their over-subscription privilege; provided, that each of the Investors was not obligated to purchase an aggregate number of shares that would exceed the lesser of (i) 100% of the Unsubscribed Shares, or (ii) an amount of Unsubscribed Shares, which when taken together with the number of shares issued pursuant to the Investor’s basic subscription right, equaled 50% of the total shares offered in the rights offering. For additional information concerning the Investment Agreements, please see the description in our Current Report on Form 8-K filed with the SEC on December 17, 2013, which description is incorporated by reference herein.

Rights Offering

On January 17, 2014, we issued 54,574,734 shares of our Common Stock pursuant to the Rights Offering and the transactions contemplated by the Investment Agreements for an aggregate subscription price of approximately $273 million. We issued 19,599,973 and 6,726,712 shares of Common Stock to WLR IV Exco AIV One, L.P., WLR IV Exco AIV Two, L.P., WLR IV Exco AIV Three, L.P., WLR IV Exco AIV Four, L.P., WLR IV Exco AIV Five, L.P., WLR IV Exco AIV Six, L.P., WLR Select Co-Investment XCO AIV, L.P., WLR/GS Master Co-Investment XCO AIV, L.P. and WLR IV Parallel ESC, L.P. (collectively, the “WL Ross Purchasers”) and Advent Syndicate 780, Clearwater Insurance Company, Northbridge General Insurance Company, Odyssey Reinsurance Company, Clearwater Select Insurance Company, Riverstone Insurance Limited, Zenith Insurance Company and Fairfax Master Trust Fund (collectively, the “Hamblin Watsa Purchasers” and, together with the WL Ross Purchasers, the “Purchasers”), respectively, pursuant to the transactions contemplated by the Investment Agreements for aggregate subscription amounts of approximately $98.0 million and $33.6 million, respectively.

On January 17, 2014, in accordance with the terms of the Investment Agreements, we executed a Joinder Agreement to Registration Rights Agreement (the “WL Ross Joinder Agreement”) with the WL Ross Purchasers and a Joinder Agreement to Registration Rights Agreement with the Hamblin Watsa Purchasers, each dated as of January 17, 2014. The Joinder Agreements relate to the Company’s First Amended and Restated Registration Rights Agreement, dated December 30, 2005, by and among EXCO Holdings Inc. (our predecessor by merger) and the Initial Holders (as defined therein) (the “2005 Registration Rights Agreement”). Pursuant to the Joinder Agreements, the Purchasers became “Holders” under the 2005 Registration Rights Agreement and shares owned by the Purchasers, including shares of Common Stock acquired under the Investment Agreements, became subject to the 2005 Registration Rights Agreement. The 2005 Registration Rights Agreement provides for, among other things, certain registration rights for shares of Common Stock that the Purchasers acquired pursuant to the Investment Agreements.

Audit Committee Review

In accordance with our audit committee charter, our audit committee is responsible for reviewing and approving the terms and conditions of all related party transactions that are required to be disclosed under Item 404 of Regulation S-K. Our Audit Committee Charter requires all transactions with related persons to be pre-approved by the audit committee. Our audit committee or the disinterested members of our Board of Directors pre-approved the foregoing related party transactions that occurred during 2014.

APPROVAL, FOR PURPOSES OF SECTION 312.03 OF THE NYSE LISTED COMPANY MANUAL, OF THE ISSUANCE OF WARRANTS AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS PURSUANT TO THE TERMS AND CONDITIONS OF THE SERVICES AND INVESTMENT AGREEMENT, DATED AS OF MARCH 31, 2015, BY AND BETWEEN THE COMPANY AND ESAS

(Proposal 2)

Overview

We are seeking shareholder approval of the issuance of warrants and the shares of Common Stock issuable upon exercise of the warrants pursuant to the terms and conditions of the services and investment agreement, dated as of March 31, 2015, by and between the Company and ESAS.

Services and Investment Agreement

On March 30, 2015, our Board of Directors adopted resolutions declaring it advisable and in our shareholders’ best interests for us to effect the services and investment agreement, which is described more fully below. Our Board of Directors further directed our officers to take all necessary, advisable and appropriate action to convene and hold a meeting of shareholders to consider and vote to approve the issuance of the warrants and the shares of Common Stock issuable upon exercise of the warrants pursuant to the terms and conditions of the services and investment agreement with ESAS. Our Board of Directors also approved and recommended that our shareholders approve the related amendments to our Charter required as conditions precedent to the consummation of the transactions contemplated by the services and investment agreement.

On March 31, 2015, we entered into a services and investment agreement with ESAS, a wholly-owned subsidiary of Bluescape. Bluescape is a private, independent investment and operating company, focused principally in the oil and gas and power sectors. We also agreed to enter into, or deliver, various ancillary agreements in connection with the closing of the services and investment agreement (the “Closing”). On May 26, 2015, we entered into an acknowledgement of amendment to services and investment agreement with ESAS to amend cross references to certain closing conditions in the services and investment agreement. Certain material terms and conditions of these agreements are summarized below. The summaries of the material terms of such agreements do not purport to be complete descriptions of all of the terms of such agreements. Copies of the warrants, the services and investment agreement and the acknowledgement of amendment to services and investment agreement are included as exhibits to the Current Report on Form 8-K that we filed with the SEC on April 2, 2015, Amendment No. 1 to the Current Report on Form 8-K/A that we filed with the SEC on May 26, 2015 and the Current Report on Form 8-K that we filed with the SEC on June 1, 2015, respectively.

The services and investment agreement provides that ESAS will provide certain strategic advisory services (the “Services”), including the development and execution of a performance improvement plan that will be focused on (i) developing a high performance execution team and disciplined operating system; (ii) instituting a capital and risk allocation process based on risk/return analysis and designing the Company’s risk management and hedging strategy and execution; (iii) restructuring commercial contracts and joint-venture arrangements; and (iv) accelerating the Company’s focus on reducing costs. The Services under the services and investment agreement began immediately and, unless otherwise terminated, will continue until March 31, 2019.

The Closing is subject to certain conditions, including, among others, (i) obtaining any required regulatory approvals, (ii) obtaining the approval of the Company’s shareholders in accordance with Section 312.03 of the NYSE Listed Company Manual and Section 21.054 of the TBOC, (iii) amending the Company’s Charter to increase the number of authorized shares of Common Stock and to include a waiver of the duty of directors to present corporate opportunities to the Company, (iv) amending the bylaws of the Company to establish and describe the position of Executive Chairman of the Board of Directors, (v) consummating the issuance of the Initial Investment, and (vi) obtaining any and all consents required under the Company’s Amended and Restated Credit Agreement, dated as of July 31, 2013.

Pursuant to the services and investment agreement, C. John Wilder will fill a vacancy on EXCO’s Board of Directors and commence service as Executive Chairman of the Board of Directors at the Closing, a newly created non-officer position on the Board of Directors with no additional legal duties or obligations other than those applicable to any other director. Mr. Wilder was Chairman of the Board and Chief Executive Officer of TXU Corp from February 2004 through the completion of the sale of TXU in October 2007. Since 2007, Mr. Wilder has been active in investing and operating in the exploration and production industry through multiple endeavors, one of which includes serving as Executive Chairman of Bluescape, where he is responsible for Bluescape’s overall investment activities and operations. For his services as Executive Chairman, Mr. Wilder would receive the same director fees as the other non-management directors of the Company. Also at Closing, the Company and ESAS will enter into a nomination letter agreement, pursuant to which ESAS will have the right to nominate one director for election to the Board of Directors during the term of the services and investment agreement, which will be Mr. Wilder, subject to the provisions contained therein. We do not expect that the Board will determine that Mr. Wilder qualifies an “independent” director under the rules of the NYSE as a result of Mr. Wilder’s relationship with the Company under the services and investment agreement. Other than the transactions resulting from the services and investment agreement, Mr. Wilder has not had a direct or indirect material interest in any transaction with the Company since January 1, 2014 that would be reportable under Item 404(a) of Regulation S-K.

Also pursuant to the services and investment agreement, ESAS agreed to purchase 5,882,353 shares of Common Stock from the Company, at a price per share of $1.70 (the “Initial Investment”), equaling an aggregate purchase price of $10 million. In addition, ESAS will be obligated under the services and investment agreement to purchase additional shares of Common Stock with an aggregate purchase price of no less than $40 million through open market purchases during the one-year period commencing on the Closing, such that as of the first anniversary of the Closing, ESAS will own shares of Common Stock with an aggregate cost basis of at least $50 million, subject to certain extensions and exceptions (the “Remaining Investment” and together with the Initial Investment, the “Investment”).

As consideration for the Services to be provided under the services and investment agreement, the Company agreed to pay ESAS a monthly fee of $300,000 and an annual incentive payment of between zero and $2.4 million per year (the “Incentive Payment”) that will be based on the Common Stock price achieving certain performance hurdles as compared to a peer group (the “Peer Group”) under the terms of the services and investment agreement. If the Company’s performance rank is in the bottom half of the Peer Group, then the Incentive Payment will be zero. The Incentive Payment increases linearly from $960,000 to $2.4 million as the Company’s performance rank increases from the 50th to 75th percentile, as compared to the Peer Group. If the Company’s performance rank is in the 75th percentile or above, then the Incentive Payment will be $2.4 million. Payment for the Services is currently being held in escrow and will be contingent upon completion of the entire first year of Services and completion of the Investment. The escrow arrangement is governed by an escrow agreement that was entered into by and between the Company and ESAS on April 24, 2015.

In addition to other customary covenants provided for in the services and investment agreement, the Company has agreed to use its commercially reasonable efforts (i) to include any Common Stock issued and any shares of Common Stock issuable upon exercise of the warrants, when issued, for listing on the primary national securities exchange or automated quotation system on which the Common Stock is then listed or authorized for quotation and, subject to certain exceptions, (ii) to reserve and have authorized all of the shares of Common Stock issuable upon exercise of the warrants that could be exercised under the warrants. Subject to certain conditions, ESAS has agreed to refrain from, among other actions, (a) for a period of two years seeking to effect a change of control or change in management of the Company and (b) acquiring any equity securities (other than the shares of Common Stock issuable upon exercise of the warrants) during the twenty (20) trading days prior to certain performance measurement dates. For the one-year period following the termination of the services and investment agreement or the expiration of the Services, both the Company and ESAS have mutually agreed to abstain from soliciting or encouraging employees from the other party to leave their respective employment.

The services and investment agreement will remain in effect for four years after Closing, unless the services and investment agreement is terminated or extended by prior mutual written consent of the Company and ESAS. Prior to Closing, the services and investment agreement may be terminated (i) upon written notice by one party if Closing shall not have occurred by November 30, 2015, (ii) by either party if the shareholder proposals upon which the Closing is conditioned are not approved by the Company’s shareholders and (iii) by ESAS if the Company does not file a proxy statement within thirty (30) days after the signing of the services and investment agreement. After Closing, the services and investment agreement may be terminated (i) by either party for any reason upon thirty (30) days prior notice, (ii) by ESAS upon an EXCO Forfeiture Event (as defined below), (iii) by the Company upon an ESAS Forfeiture Event (as defined below), and (iv) by either party upon Mr. Wilder’s resignation from the Board. Within the first year of the services and investment agreement (subject to certain extensions), the Company shall not be required to transfer to ESAS the monthly fees and Incentive Payment if (i) ESAS fails to complete the Investment, (ii) ESAS terminates for any reason that is not an EXCO Forfeiture Event or (iii) the Company has terminated due to an ESAS Forfeiture Event.

The services and investment agreement contains customary representations and warranties and indemnities by the Company and ESAS for transactions of this nature.

Warrants

As additional performance incentives under the services and investment agreement, the Company has issued to ESAS warrants in four tranches to purchase an aggregate of 80,000,000 shares of Common Stock. The table below lists the number of shares of Common Stock issuable upon exercise of the warrants awarded at each exercise price and the term of the warrants.

Number of Shares Issuable	Exercise Price	Term
15,000,000	$2.75	49 months
20,000,000	$4.00	60 months
20,000,000	$7.00	72 months
25,000,000	$10.00	72 months

Exercisability of the warrants is subject to the Common Stock price achieving certain performance hurdles as compared to the Peer Group. If the services and investment agreement is not terminated before March 31, 2019, and the Company’s performance rank is in the bottom half of the Peer Group, then the warrants will be forfeited and void. The number of exercisable shares under the warrants increases linearly from 32,000,000 to 80,000,000 as the Company’s performance rank increases from the 50th to 75th percentile, as compared to the Peer Group. If the Company’s performance rank is in the 75th percentile or above, then all 80,000,000 shares of Common Stock issuable upon exercise of the warrants will be exercisable.

Prior to March 31, 2019, (a) if the Company terminates the services and investment agreement for any reason other than an ESAS Forfeiture Event, or ESAS terminates the services and investment agreement for an EXCO Forfeiture Event, then one hundred percent (100%) of the warrants will vest and become fully exercisable and (b) if ESAS terminates the services and investment agreement for any reason other than an EXCO Forfeiture Event, or the Company terminates the services and investment agreement for an ESAS Forfeiture Event, then one hundred percent (100%) of the warrants will be cancelled and forfeited. The warrants automatically terminate and become void and of no force or effect if the Closing does not occur.

An “ESAS Forfeiture Event” includes, among other events: (i) ESAS’s failure to complete the Investment, (ii) Mr. Wilder’s failure to serve as Executive Chairman of the Board of Directors, either through his resignation, refusal to do so or as a result of certain disqualifying events specified in the services and investment agreement and (iii) ESAS’s material and willful breach of its covenants in the services and investment agreement. An “EXCO Forfeiture Event” includes, among other events: (i) the Company’s failure to elect Mr. Wilder to the

Board of Directors, (ii) the removal of Mr. Wilder from the Board of Directors by the Company for reasons other than disqualifying events specified in the services and investment agreement or (iii) the Company’s material and willful breach of its covenants in the services and investment agreement.

Prior to the date the warrants may be exercised, the warrants may only be transferred to affiliates of ESAS. After the warrants may be exercised, the warrants may be transferred at the option of the warrant holder. In each case, the warrants may only be transferred upon surrender of the warrants with the appropriate instruments of transfer.

The holders of the warrants do not have the rights or privileges of holders of our Common Stock, including any voting rights, until they exercise their warrants.

Registration Rights Agreement

Pursuant to the services and investment agreement, on April 21, 2015, the Company and ESAS entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file Registration Statements on Form S-3 with respect to the resale by ESAS or its affiliates of (i) the Common Stock issued in connection with the Initial Investment, (ii) the warrants, (iii) the shares of Common Stock issuable upon exercise of the warrants, (iv) the Common Stock to be acquired in connection with the Remaining Investment and (v) any Common Stock subsequently acquired by ESAS or other parties to the Registration Rights Agreement. On April 21, 2015, the Company filed a Registration Statement on Form S-3 with respect to the resale by ESAS or its affiliates of Common Stock issued in connection with the Initial Investment. A copy of the Registration Rights Agreement is included as an exhibit to the Current Report on Form 8-K that we filed with the SEC on April 27, 2015.

NYSE Approval

Our Common Stock is listed on the NYSE, and we are subject to the NYSE rules and regulations. Under the NYSE rules, shareholder approval is required to issue Common Stock, or securities convertible into or exercisable for Common Stock, if (i) such Common Stock has, or will have upon issuance, 20% or more of the voting power outstanding before the issuance, (ii) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to 20% or more of the number of shares of Common Stock outstanding before the issuance, or (iii) such issuance will result in a change of control of the Company.

As of the Record Date, we had 350,000,000 authorized shares of Common Stock and approximately 273,700,583 shares of Common Stock issued and outstanding. Assuming shareholders approve the NYSE Proposal, a successful Closing and full exercisability of the warrants pursuant to the terms thereof, the warrants provide the right to purchase an aggregate of up to 80,000,000 shares of our Common Stock, representing more than 20% of the number of outstanding shares of Common Stock. The NYSE rules and regulations require that this proposal be approved by our shareholders representing a majority of the votes cast on the proposal. Accordingly, we agreed to seek shareholder approval of the NYSE Proposal at the Annual Meeting.

The Board of Directors has determined that the NYSE Proposal is in the best interests of the Company and its shareholders. As a result, the Board of Directors has approved the NYSE Proposal and recommends a vote by the shareholders for approval of these actions.

Need for Shareholder Approval

Under applicable Texas law and our Third Amended and Restated Articles of Incorporation, as amended, we are not required to obtain shareholder approval for the issuance of Common Stock or securities convertible into or exercisable for Common Stock. However, the outstanding shares of our Common Stock are listed on the NYSE and the shareholder approval policy of the NYSE requires us to obtain shareholder approval of the issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock under certain circumstances.

The rules of the NYSE generally require the approval of shares representing a majority of the votes cast for the issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock under certain circumstances, including the following: shareholder approval is required prior to the issuance of Common Stock, or of securities convertible into or exercisable for Common Stock, in any transaction or series of related transactions if: (i) the Common Stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for Common Stock; or (ii) the number of shares of Common Stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of Common Stock outstanding before the issuance of the Common Stock or of securities convertible into or exercisable for Common Stock (we refer to this as the “20% Test”); and shareholder approval is required prior to an issuance that will result in a change of control of the Company (we refer to this as the “Change of Control Test”).

20% Test

The full exercise of the warrants would result in the issuance of 80,000,000 shares of Common Stock, or 29.2% of the number of outstanding shares of Common Stock and outstanding voting power as of the Record Date. Such exercise would violate the 20% Test. Therefore, by their terms, the warrants are not exercisable prior to shareholder approval.

If shareholder approval of the NYSE Proposal is obtained and certain requirements for the exercisability of the warrants are met, the warrants will be exercisable to purchase an aggregate of up to 80,000,000 shares of Common Stock, which shares equal 29.2% of the outstanding shares of Common Stock and outstanding voting power as of the Record Date.

Change of Control

Shareholder approval is required under the NYSE rules prior to an issuance that will result in a change of control of the Company. The NYSE rules do not define “change of control.” The issuance of 80,000,000 shares of Common Stock issuable upon exercise of the warrants would result in the issuance of securities representing approximately 29.2% of the outstanding voting power of the Company as of the Record Date. In addition, pursuant to the services and investment agreement, ESAS agreed to complete the Initial Investment by purchasing 5,882,353 shares of our Common Stock and, after the Closing, ESAS is further obligated to complete the Remaining Investment by purchasing additional shares of our Common Stock with an aggregate purchase price of no less than $40 million, such that as of the first anniversary of the Closing, ESAS will own shares of Common Stock with an aggregate cost basis of at least $50 million, subject to certain extensions and exceptions. The percentage of the voting power that ESAS ultimately accumulates will depend on the number of warrants that become exercisable based on the Common Stock price achieving certain performance hurdles as compared to the Peer Group and the market price of the Common Stock from time to time as ESAS completes the Remaining Investment. For example, assuming that the warrants become fully exercisable for a total of 80,000,000 shares of Common Stock, that ESAS elects to fully exercise the warrants, and that ESAS is able to purchase of all of the Remaining Investment on the open market at an average purchase price equal to the closing price of our Common Stock on the Record Date of $1.78 per share, upon completion of the Investment, ESAS would own approximately 39.6% of the outstanding voting power of the Company as of the Record Date.

Although the issuance of the Common Stock upon exercise of the warrants, combined with the interests to be acquired upon completion of the Investment, may not constitute a majority of the outstanding shares of Common Stock and outstanding voting power, we have included this disclosure for your consideration in the event that any of the issuances of shares of Common Stock issuable upon exercise of the warrants are deemed to be a change of control under the NYSE rules. We have also considered that ESAS will have the right to nominate a member of the Board of Directors and that the ownership interests of ESAS may have a significant impact on the outcome of future proposals submitted for the approval of our shareholders, including proposals such as amendments to our Charter or approval of change in control transactions that require the approval of the holders of at least two-thirds of the outstanding shares of the Common Stock, which could have the effect of delaying or preventing a change of control or otherwise discouraging a potential acquirer from attempting to obtain control of us. Shareholders should note that a “change of control” as described under Section 312.03 of the NYSE Listed Company Manual applies only with respect to the application of such rule, and does not constitute a “change of control” for purposes of Texas law, our organizational documents, or any other purpose.

Consequences if Shareholders Approve this Proposal

Ability to Consummate Closing of the Services and Investment Agreement

Assuming that our shareholders also approve the Authorized Shares Proposal and the Opportunity Waiver Proposal that are required as conditions precedent to Closing in the services and investment agreement, the approval by the shareholders of this proposal will allow us, subject to the satisfaction or waiver of the other conditions contained in the services and investment agreement, to consummate the Closing.

Rights of ESAS; Registration Rights

The issuance of the warrants and shares of Common Stock issuable upon exercise of the warrants have no effect on the current rights of the holders of our Common Stock under Texas law, including, without limitation, voting rights, rights to dividend payments and rights upon liquidation. Holders of our Common Stock are not entitled to preemptive rights with respect to any Common Stock that may be issued.

Due to the fact that ESAS may be deemed an affiliate of EXCO following the Closing, ESAS may be limited in its ability to freely sell its Common Stock or other securities. Pursuant to the terms of the Registration Rights Agreement, ESAS has registration rights with respect to the (i) the Initial Investment, (ii) the warrants, (iii) the shares of Common Stock issuable upon exercise of the warrants, (iv) the shares of Common Stock to be acquired in connection with the Remaining Investment and (v) any other shares of Common Stock subsequently acquired by ESAS or other parties to the Registration Rights Agreement. Any shares of Common Stock that ESAS resells pursuant to an effective registration statement will be freely transferable without restriction. This free transferability may materially and adversely impact the market price of our Common Stock if large quantities of our Common Stock are issued and sold into the market.

Dilution

The issuance of additional shares of our Common Stock will decrease the relative percentage equity ownership of our existing shareholders, thereby diluting the voting power of their Common Stock and, depending on the price at which the additional shares are issued, may also be dilutive to the earnings per share of the Common Stock. In addition, such issuance could, under certain circumstances, have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control or approve amendments to our Charter.

Significant Ownership

If shareholders approve the issuance of the warrants and the shares of Common Stock issuable upon exercise of the warrants pursuant to the services and investment agreement with ESAS, the beneficial ownership of our outstanding Common Stock by ESAS could substantially increase upon the exercise of the warrants, and will further increase upon completion of the Investment. In addition, under the services and investment agreement, the Company has agreed to appoint a director on behalf of ESAS. As a result, ESAS could have significant influence over our affairs for the foreseeable future. The ownership interests of ESAS and the influence of ESAS over our affairs may limit the ability of other shareholders to influence corporate matters and, as a result, we may take actions that our public shareholders do not view as beneficial.

Consequences if Shareholders Fail to Approve this Proposal

If our shareholders do not approve the issuance of the warrants and the shares of Common Stock issuable upon exercise of the warrants pursuant to the services and investment agreement with ESAS for purposes of the NYSE rules and regulations, we will fail to satisfy one of the conditions contained in the services and investment agreement and the warrants would subsequently become void. In addition, we would not be able to consummate the Closing. Accordingly, among other forfeitures, we would no longer receive the Services and would no longer appoint a director nominated by ESAS to the Board of Directors. As a result, we would not act upon the Opportunity Waiver Proposal.

Board of Directors Recommendation

The Board of Directors has approved the terms of the NYSE Proposal and determined that the NYSE Proposal is in the best interests of the Company and its shareholders and recommends that the shareholders vote “for” the NYSE Proposal.

Vote Required

Approval of the NYSE Proposal requires the affirmative vote of a majority of the votes cast by holders of shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” THE NYSE PROPOSAL

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 780,000,000 AND MAKE OTHER AMENDMENTS TO CONFORM WITH THE REQUIREMENTS OF THE TEXAS BUSINESS ORGANIZATIONS CODE

(Proposal 3)

Background

Our Charter currently authorizes the Company to issue a total of 360,000,000 shares of capital stock, consisting of 350,000,000 shares of Common Stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Effective January 1, 2010, the Texas Business Corporation Act (the “TBCA”) was replaced by the TBOC. The TBOC was promulgated to modernize and consolidate the existing law governing Texas business entities. The TBOC took effect on January 1, 2006. However, Texas entities formed prior to January 1, 2006 were not subject to the TBOC until January 1, 2010. After January 1, 2010, all entities formed in Texas, regardless of their date of formation, became governed by the TBOC.

The Company was incorporated in Texas in October 1955, and thus did not become subject to the TBOC until January 1, 2010. The TBOC provides that any Texas corporation formed prior to January 1, 2006 is not considered to have failed to comply with the TBOC if the corporation’s certificate of formation did not comply with the requirements of the TBOC as of January 1, 2010. However, any such corporation must conform its certificate of formation to the TBOC when the corporation next files an amendment to its certificate of formation. Accordingly, in connection with the proposal to amend the Company’s Charter to increase the authorized number of shares of the Company’s Common Stock from 350,000,000 to 780,000,000, the Company also proposes to make other amendments to conform the Charter with the requirements of the TBOC.

One of the most significant impacts of the adoption of the TBOC was the standardization of the statutory terminology relating to Texas corporations and other business entities. For example, the TBOC provides that the primary governing document for a corporation is referred to as a “certificate of formation,” whereas the charter of a corporation such as the Company was previously referred to as “articles of incorporation.” As a result, the majority of the amendments made to the Charter relate to the new terminology created by the TBOC.

In addition, in March 2014, the Board of Directors eliminated each of the following series of shares of Preferred Stock because no shares of Preferred Stock were outstanding: the Series A-1 7.0% Cumulative Convertible Perpetual Preferred Stock, the Series A-2 7.0% Cumulative Convertible Perpetual Preferred Stock, the Series B 7.0% Cumulative Convertible Perpetual Preferred Stock, the Series C 7.0% Cumulative Convertible Perpetual Preferred Stock, the Series A-1 Hybrid Preferred Stock, the Series A-2 Hybrid Preferred Stock and the Series A Junior Participating Preferred Stock. As a result of the filing of a resolution relating to a series of shares, the shares previously authorized under each series of Preferred Stock became authorized but unissued shares of Preferred Stock.

The approval of the Authorized Shares Proposal is not conditioned upon the approval of any other proposal to be acted upon at the Annual Meeting. Accordingly, the approval by shareholders of this proposal will not be impacted by the failure of any other proposal to be approved by our shareholders.

The approval of the Authorized Shares Proposal is a condition to the closing of the transactions contemplated by the services and investment agreement. As a result, if the shareholders do not approve this proposal, we will fail to satisfy one of the conditions contained in the services and investment agreement and, if ESAS does not waive our failure to meet such condition, the warrants would subsequently become void. In addition, we would not be able to consummate the Closing. Accordingly, among other forfeitures, we would no longer receive the Services and would no longer appoint a director nominated by ESAS to the Board of Directors.

Proposed Amendments

On March 30, 2015, subject to shareholder approval, the Board of Directors approved an amendment to the Charter to authorize the Company to issue an additional 430,000,000 shares of Common Stock. The terms of any additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. In addition, because the TBOC requires that an amendment to a certificate of formation may include only such provisions as are then permitted under the TBOC, the Board of Directors approved other amendments to conform the Charter with the requirements of the TBOC. Other than the proposed increase in the number of authorized shares of Common Stock, these amendments are not intended to modify the rights of existing shareholders in any material respect. The Board of Directors has determined that these amendments are advisable and in the best interests of the Company and its shareholders and has submitted the amendments for consideration by our shareholders at the Annual Meeting. Assuming the Authorized Shares Proposal is duly adopted at the Annual Meeting:

•	Article I will be amended to specify that the Company is a for-profit corporation;

•

the entire first paragraph of “Article IV Capitalization” in the Charter would be deleted in its entirety and would be replaced with the following: “The aggregate number of shares of capital stock that the Corporation will have authority to issue is 790,000,000, which shall consist of 780,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”);”

•	Article VII will be amended to change the address of the Corporation’s registered office;

•	Article IX will be amended to include the current directors of the Company; and

•	Various articles will be amended to conform terms and references specified by the TBOC, including Article XV, Business Combination Law.

The proposed amendments relating to the Authorized Shares Proposal and the Opportunity Waiver Proposal are incorporated in the Amended and Restated Certificate of Formation, a copy of which is attached as Annex A to this proxy statement. If the Company’s shareholders vote to approve the NYSE Proposal, the Authorized Shares Proposal and the Opportunity Waiver Proposal, the Company will have the authority to file the Amended and Restated Certificate of Formation in the form of Annex A with the Secretary of State of the State of Texas, which will become effective upon its filing. If the Company’s shareholders vote to approve the Authorized Shares Proposal but do not vote to approve the NYSE Proposal or the Opportunity Waiver Proposal, the Company will have the authority to file the Amended and Restated Certificate of Formation in the form of Annex A with the Secretary of State of the State of Texas, except that Article XVIII therein and any references to Article XVIII shall be deleted prior to such filing. If the Authorized Shares Proposal is not approved by our shareholders, the number of authorized shares of Common Stock will remain the same. However, the provisions of the TBOC will continue to apply to the Company.

Reasons for the Amendment

As of the Record Date, a total of 273,700,583 shares of the currently authorized 350,000,000 shares of Common Stock were issued and outstanding and approximately 10,453,226 shares were reserved for issuance pursuant to our Incentive Plan, leaving approximately 65,846,191 shares of our Common Stock currently unreserved and available for future issuance.

Under Texas law, we are permitted to issue shares of our capital stock only to the extent such shares have been authorized for issuance under the certificate of formation, which was previously referred to as the “articles of incorporation.” The Charter currently authorizes the issuance of up to 350,000,000 shares of Common Stock.

The Board of Directors believes it is desirable to increase the number of authorized shares of Common Stock in order to provide the Company with adequate flexibility in corporate planning and strategies, including refinancings, corporate mergers and acquisitions, issuances under our Incentive Plan, public or private offerings of Common Stock, stock splits, stock dividends or other corporate purposes. In particular, the Board of Directors believes that the proposed increase is necessary as a result of the transactions resulting from the services and investment agreement, including (i) the Initial Investment and (ii) the issuance of warrants to ESAS to purchase an aggregate of 80,000,000 shares of Common Stock, subject to certain terms and conditions described therein. Accordingly, we would have 290,036,162 shares of Common Stock outstanding or reserved for issuance upon the consummation of the Initial Investment. If the NYSE Proposal is approved, the Company will be required pursuant to the services and investment agreement to authorize and reserve for issuance a number of shares equal to 100% of the maximum number of shares of Common Stock issuable upon the exercise of the warrants (without regard to any limitations on the exercise of the warrants set forth therein). However, in the event that the maximum number of shares of Common Stock issuable pursuant to the terms of the warrants are not ultimately issued, we may use such shares of Common Stock for any other purpose. The availability of additional authorized shares of Common Stock is important in the event that our Board of Directors needs to undertake any of the actions described above on an expedited basis and thus avoid the time and expense of seeking shareholder approval in connection with an issuance of Common Stock, except to the extent required by state law or the requirements of the NYSE or any other applicable exchange or quotation system for particular transactions. Other than the transactions with ESAS pursuant to the services and investment agreement, we have no present plans, arrangements, commitments or understanding with respect to the issuance of any shares of Common Stock that would be authorized by adoption of the Amended and Restated Certificate of Formation. The Authorized Shares Proposal is not in response to efforts by any party to acquire or gain control of the Company. Such additional authorized shares may be issued for such purposes and for such consideration as the Board of Directors may determine without further shareholder approval, unless shareholder approval is required by applicable law or the rules of the NYSE or any stock exchange on which our securities may be listed.

The Board of Directors is proposing conforming language to the TBOC requirements because of a requirement under the TBOC to make conforming changes with the first amendment to the Charter filed after January 1, 2010.

Effects of the Authorization of Additional Common Stock on Holders of Common Stock

The increase in authorized shares of Common Stock will not have any immediate effect on the rights of our shareholders. Although the additional authorized shares of Common Stock will not change the voting rights, dividend rights, liquidation rights, or any other shareholder rights, the Board of Directors will have the authority to issue additional shares of Common Stock without requiring future shareholder approval of such issuances, except as may be required by applicable law or the rules of the NYSE or any stock exchange on which our securities may be listed. The issuance of additional shares of our Common Stock will decrease the relative percentage equity ownership of our existing shareholders, thereby diluting the voting power of their Common Stock and, depending on the price at which the additional shares are issued, may also be dilutive to the earnings per share of the Common Stock. The holders of our Common Stock have no preemptive rights, and our Board of Directors has no plans to grant such rights with respect to any such shares.

Possible Anti-Takeover Effects

If the proposed increase in the authorized shares of Common Stock is approved, the Board of Directors may cause the issuance of additional shares without further shareholder approval, unless shareholder approval is otherwise required by law or the rules of the NYSE or any other securities exchange or quotation system on which the Common Stock is then listed or quoted.

Although our Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock could enable our Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. Any issuance of Common Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Such additional shares could be issued by the Board of Directors in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Company. Such issuances could therefore deprive shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price. Moreover, the issuance of additional shares of Common Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent management and directors from office even if such change were to be favorable to shareholders generally.

Vote Required

Approval of the Authorized Shares Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Common Stock entitled to vote on the subject matter at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” THE AUTHORIZED SHARES PROPOSAL

APPROVAL OF THE AMENDMENT TO THE COMPANY’S CHARTER TO WAIVE THE

DOCTRINE OF CORPORATE OPPORTUNITY

(Proposal 4)

Background

As discussed previously in the NYSE Proposal, the Company entered into the services and investment agreement. Under the services and investment agreement, the Company is obligated to obtain shareholder approval of the Opportunity Waiver Proposal on or prior to Closing. Specifically, the Opportunity Waiver Proposal provides for the adoption of a new Article XVIII to the Company’s Charter that provides for waiver of the corporate opportunity doctrine with respect to members of the Board of Directors and certain of their affiliates.

The approval of the Opportunity Waiver Proposal is a condition to the closing of the transactions contemplated by the services and investment agreement. As a result, if the shareholders do not approve this proposal, we will fail to satisfy one of the conditions contained in the services and investment agreement and, if ESAS does not waive our failure to meet such condition, the warrants would subsequently become void. In addition, we would not be able to consummate the Closing. Accordingly, among other forfeitures, we would no longer receive the Services and would no longer be obligated to appoint a director nominated by ESAS to the Board of Directors.

Proposed Amendments

On March 30, 2015, subject to shareholder approval, the Board of Directors approved an amendment to the Charter to waive the doctrine of corporate opportunity for members of the Board of Directors. The Board of Directors has determined that these amendments are advisable and in the best interests of the Company and its shareholders and has submitted the amendments for consideration by our shareholders at the Annual Meeting.

Under Texas law, directors and officers of a corporation owe certain fiduciary duties to the corporation and its shareholders, including the duty of loyalty. A recognized common law principle of the duty of loyalty under Texas law is the corporate opportunity doctrine whereby a director or officer, in order to fulfill his or her fiduciary duties, may not appropriate to himself or herself a business opportunity properly belonging to the corporation. An opportunity properly belongs to the corporation where the corporation has a legitimate interest or expectancy in, and the financial resources to take advantage of, a particular opportunity. Where the opportunity properly belongs to the corporation, the fiduciary will be required to disclose and offer the opportunity to the corporation.

Section 2.101(21) of the TBOC, however, allows a corporation to renounce in advance, in its certificate of formation or by action of its board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its directors or officers.

Assuming the Opportunity Waiver Proposal is duly adopted at the Annual Meeting, the Charter will be amended to specify that the Company’s directors and certain of their affiliates will not be obligated to, among other actions, offer to the Company an opportunity to participate in any business opportunities that involve any aspect of the energy business or industry that are presented or become known to such directors and certain of their affiliates. The new provisions regarding corporate opportunity will define and regulate the conduct and affairs of the Company and members of the Board of Directors in connection with the matters described above to the fullest extent allowed by Texas law. For the entire text of the new corporate opportunity provisions, see Article XVIII of the Amended and Restated Certificate of Formation attached to this proxy statement as Annex A.

The Opportunity Waiver Proposal is conditioned upon the approval of the NYSE Proposal and the Authorized Shares Proposal. If the Company’s shareholders approve the NYSE Proposal, the Authorized Shares Proposal and the Opportunity Waiver Proposal, the Company will have the authority to file the Amended and Restated Certificate of Formation, a copy of which is attached as Annex A to this proxy statement, with the Secretary of State of the State of Texas, which will become effective upon its filing. If any of the NYSE Proposal, the Authorized Shares Proposal or the Opportunity Waiver Proposal is not approved by our shareholders, the Charter shall not be amended to include the language in Article XVIII of Annex A.

Reasons for the Amendment

Currently, the Company’s Charter does not provide for a waiver of the corporate opportunity doctrine with respect to the members of the Board of Directors. Under the services and investment agreement, we have agreed that at the closing of such agreement, C. John Wilder would fill a vacancy on our Board of Directors and serve as the Executive Chairman of the Board of Directors. Mr. Wilder is the Executive Chairman of Bluescape and the Chairman of the Board of Parallel. In anticipation that Mr. Wilder would be appointed to the Board of Directors upon the completion of the transaction, the Board of Directors believes that such a waiver would be necessary due to the fact that the Company, on the one hand, and Bluescape and the funds managed by Parallel, on the other hand, may engage in the same or similar activities or lines of business and may have an interest in the same areas of business opportunities. Throughout the performance by ESAS of the Services contemplated by the services and investment agreement, it is possible that the Company, on the one hand, and Bluescape and the funds managed by Parallel, on the other hand, would continue to compete in the same or similar subsets of their mutual industry. As a result, ESAS, Bluescape, the funds managed by Parallel, Mr. Wilder, and the affiliates of each may develop or receive confidential information that constitutes business opportunities for the Company. In anticipation of this overlap, the Company recognizes that clear and defined guidelines on the conduct and affairs of the Company and our directors as they relate to such opportunities are essential.

The Board of Directors believes that the Opportunity Waiver Proposal is necessary to maintain the benefits to be derived by the Company through its contractual, corporate and business relations with ESAS, and in particular, to leverage the expertise and service of Mr. Wilder. As discussed above, because the Company, on the one hand, and Bluescape and the funds managed by Parallel, on the other hand, are likely to continue to engage in the same or similar lines of business, Mr. Wilder would face difficulties in fulfilling his fiduciary obligations to the Company and its shareholders, on the one hand, and to Bluescape, the funds managed by Parallel and their respective equityholders, on the other hand. The determination of the full scope of such duties in any particular situation would be extremely difficult and time consuming. Bluescape and Mr. Wilder would face significant exposure to potential liabilities, which would deter ESAS from continuing the Services and Mr. Wilder from serving on the Board of Directors and as Executive Chairman. Because the Opportunity Waiver Proposal applies to all members of the Board of Directors, the Board of Directors believes that the Opportunity Waiver Proposal will allow current and future members of the Board of Directors to avoid similar conflicts that may arise from time to time.

Vote Required

Approval of the Opportunity Waiver Proposal requires the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Common Stock entitled to vote on the subject matter at the Annual Meeting and the affirmative vote of a majority of the votes cast (excluding abstentions) by the disinterested shareholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” THE OPPORTUNITY WAIVER PROPOSAL

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal 5)

Under Section 14A of the Exchange Act, our shareholders are allowed to approve, on an advisory basis, the compensation of our Named Executive Officers (including Mr. Mulhern) as disclosed in this proxy statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our shareholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company, our Board of Directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our Named Executive Officers (including Mr. Mulhern) as disclosed in this proxy statement, we will consider our shareholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Compensation Discussion and Analysis,” we believe that the most effective compensation program is one that is designed to reward all employees, not just executives, for the achievement of our short-term and long-term strategic goals.

When establishing total compensation for our Named Executive Officers (including Mr. Mulhern), our compensation committee has the following objectives:

•	to attract, retain and motivate highly qualified and experienced individuals;

•	to ensure that a significant portion of their total compensation is “at risk” in the form of equity compensation; and

•	to offer competitive compensation packages that are consistent with our core values.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation program as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers (including Mr. Mulhern) and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including Compensation Discussion and Analysis, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to approve the executive compensation proposal. This is a non-binding advisory vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 6)

The Company’s independent registered public accounting firm for the year ended December 31, 2014 was KPMG LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The audit committee of the Company has selected the firm of KPMG LLP as the Company’s principal independent registered public accounting firm for the year ending December 31, 2015.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS

VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

Fees

Aggregate fees for professional services provided to us by our principal accountant, KPMG LLP, for the years ended December 31, 2014 and 2013 were as follows:

	2014	2013
	(in thousands)
Audit Fees(a)	$1,722	$2,065
Audit-Related Fees(b)	111	22
Tax Fees(c)	237	108
All Other Fees(d)	—	200

Total	$2,070	$2,395

(a)	Fees for audit services include fees associated with the annual audit, the reviews of EXCO’s quarterly reports on Form 10-Q and Sarbanes-Oxley compliance test work.

(b)	Audit-related fees principally include costs incurred related to accounting consultations related to generally accepted accounting principles and the application of generally accepted accounting principles to proposed transactions.

(c)	Tax fees include tax compliance and tax planning.

(d)	All other fees principally include costs incurred related to audits under Section 3-05 of Regulation S-X associated with the acquisition of oil and natural gas properties in the Haynesville and Eagle Ford shales in July 2013 and the formation of Compass in 2013.

In considering the nature of the services provided by KPMG LLP, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with KPMG LLP and our management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

The audit committee has adopted a policy that requires advance approval of all audit services and non-audit services performed by the independent registered public accounting firm or other public accounting firms. Audit services approved by the audit committee within the scope of the engagement of the independent registered public accounting firm are deemed to have been pre-approved. The policy further provides that pre-approval of non-audit services by the independent registered public accounting firm will not be required if:

•

the aggregate amount of all such non-audit services provided by the independent registered public accounting firm to us does not constitute more than 5% of the total amount of revenues paid by us to the independent auditor during that fiscal year;

•	such non-audit services were not recognized by us at the time of the independent registered public accounting firm’s engagement to be non-audit services; and

•	such non-audit services are promptly brought to the attention of the audit committee and approved by the audit committee prior to the completion of the audit.

The audit committee may delegate to one or more members of the audit committee the authority to grant pre-approval of non-audit services provided that such member or members reports any decision to the audit committee at its next scheduled meeting.

The audit committee pre-approved all of the aggregate audit fees, audit-related fees, tax fees and other fees set forth in the table above.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their judgment, unless directed by the proxy to do otherwise.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of the Record Date (unless otherwise specified) the number and percentage of shares of our Common Stock beneficially owned by (i) each person known by us to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each of our directors, each of our director nominees and each of our Named Executive Officers (including Mr. Mulhern) and (iii) all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Beneficial ownership information is based on the most recent Forms 3, 4 and 5 and Schedules 13D and 13G filings with the SEC and reports made directly to us. In computing the number of shares of Common Stock beneficially owned by a person and the beneficial ownership percentage of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership of our Common Stock is based upon 273,700,583 shares of Common Stock outstanding as of the Record Date. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Unless otherwise indicated in a footnote, the address for each individual listed below is c/o EXCO Resources, Inc., 12377 Merit Drive, Suite 1700, Dallas, Texas 75251.

Principal Shareholders

	Common Stock Beneficial Ownership
Beneficial owner	Shares	% of Class
Holders of more than 5%

WL Ross & Co. LLC(1) 1166 Avenue of the Americas New York, New York 10036	51,104,050	18.7%

Oaktree Capital Group Holdings GP, LLC(2) 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071	45,254,932	16.5%

Fairfax Financial Holdings Limited(3) 95 Wellington Street West Suite 800 Toronto, Ontario A6 M5K 1B1	17,538,912	6.4%

(1)	Based solely on the information contained in the Schedule 13D/A filed with the SEC on January 17, 2014.

(2)	Based solely on the information contained in the Schedule 13D/A filed with the SEC on January 15, 2014 and includes options to purchase an aggregate of 81,250 shares of our Common Stock held by Mr. Ford for the benefit of Oaktree as described below in note 8 to the beneficial ownership table for “Executive Officers, Directors and Director Nominees”.

(3)	Based solely on the information contained in the Schedule 13G/A filed with the SEC on February 13, 2015.

Executive Officers, Directors and Director Nominees

Beneficial owner	Shares(1)		Options exercisable within 60 days	Percentage of shares outstanding
Named Executive Officers
Harold L. Hickey	1,089,015	(2)	447,950	*
Richard A. Burnett	333,876	(3)	62,500	*
William L. Boeing	1,088,324	(4)	746,150	*
Mark F. Mulhern	70,659	(5)	—	*
Harold H. Jameson	389,634	(6)	164,000	*
Directors and Director Nominees
Jeffrey D. Benjamin	489,806	(7)	81,250	*
B. James Ford	86,250	(8)	81,250	*
Samuel A. Mitchell	72,500	(9)	2,500	*
Wilbur L. Ross, Jr.	11,250	(10)	6,250	*
Jeffrey S. Serota	86,250	(11)	81,250	*
Robert L. Stillwell	178,354	(12)	81,250	*
All executive officers and directors as a group (11 persons)	3,895,918		1,754,350	1.4%

(1)	Includes the options exercisable within 60 days of the Record Date shown in the options column.

(2)

Includes (a) 20,815 shares of our Common Stock held in a 401(k) account, (b) 120,218 shares of restricted stock issued on November 21, 2011 that vest over five years with 60% vesting on November 21, 2014, 20% vesting on November 21, 2015 and 20% vesting on November 21, 2016, (c) 20,800 shares of restricted stock issued on December 13, 2012 that vest in equal proportions over three years with one-third vesting on December 13, 2013, one-third vesting on December 13, 2014 and one-third vesting on December 13, 2015,

(d) 97,600 shares of restricted stock issued on August 13, 2013 with performance-based vesting conditions described under “—Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Restricted Stock Grants”, (e) 104,167 shares of restricted stock issued on July 1, 2014 that vest in equal proportions over three years with one-third vesting on July 1, 2015, one-third vesting on July 1, 2016 and one-third vesting on July 1, 2017, and (f) the vested portion of (i) an option to purchase 166,700 shares of our Common Stock granted on October 5, 2005, all of which have vested, (ii) an option to purchase 30,000 shares of our Common Stock granted on December 1, 2006, all of which have vested, (iii) an option to purchase 35,000 shares of our Common Stock granted on December 4, 2007, all of which have vested, (iv) an option to purchase 35,000 shares of our Common Stock granted on December 11, 2008, all of which have vested, (v) an option to purchase 35,000 shares of our Common Stock granted on December 1, 2009, all of which have vested, (vi) an option to purchase 43,800 shares of our Common Stock granted on December 7, 2010, all of which have vested, and (vii) an option to purchase 204,900 shares of our Common Stock granted on August 13, 2013, of which 102,450 have vested. Excludes 104,167 performance-based RSUs issued on July 1, 2014.

(3)	Includes (a) 85,000 shares of restricted stock issued on December 2, 2013 that vest in equal proportions over three years with one-third vesting on December 2, 2013, one-third vesting on December 2, 2014 and one-third vesting on December 2, 2015, (b) 39,063 shares of restricted stock issued on July 1, 2014 that vest in equal proportions over three years with one-third vesting on July 1, 2015, one-third vesting on July 1, 2016 and one-third vesting on July 1, 2017, (c) 139,063 shares of restricted stock issued on September 2, 2014 that vest in equal proportions over three years with one-third vesting on September 2, 2015, one-third vesting on September 2, 2016 and one-third vesting on September 2, 2017 and (d) the vested portion of an option to purchase 125,000 shares of our Common Stock granted on December 2, 2013, of which 62,500 have vested. Excludes 39,063 performance-based RSUs issued on July 1, 2014 and 39,063 performance-based RSUs issued on September 2, 2014.

(4)	Includes (a) 132,741 shares of restricted stock issued on November 21, 2011 that vest over five years with 60% vesting on November 21, 2014, 20% vesting on November 21, 2015 and 20% vesting on November 21, 2016, (b) 23,100 shares of restricted stock issued on December 13, 2012 that vest in equal proportions over three years with one-third vesting on December 13, 2013, one-third vesting on December 13, 2014 and one-third vesting on December 13, 2015, (c) 48,800 shares of restricted stock issued on August 13, 2013 with performance-based vesting conditions described under “—Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Restricted Stock Grants”, (d) 104,167 shares of restricted stock issued on July 1, 2014 that vest in equal proportions over three years with one-third vesting on July 1, 2015, one-third vesting on July 1, 2016 and one-third vesting on July 1, 2017, and (e) the vested portion of (i) an option to purchase 500,000 shares of our Common Stock on April 5, 2006, all of which have vested, (ii) an option to purchase 26,200 shares of our Common Stock on December 1, 2006, all of which have vested, (iii) an option to purchase 40,000 shares of our Common Stock on December 4, 2007, all of which have vested, (iv) an option to purchase 40,000 shares of our Common Stock granted on December 11, 2008, all of which have vested, (v) an option to purchase 40,000 shares of our Common Stock granted on December 1, 2009, all of which have vested, (vi) an option to purchase 48,700 shares of our Common Stock granted on December 7, 2010, all of which have vested, and (vii) an option to purchase 102,500 shares of our Common Stock granted on August 13, 2013, of which 51,250 have vested. Excludes 104,167 performance-based RSUs issued on July 1, 2014.

(5)	In connection with Mr. Mulhern’s resignation in September 2014, he forfeited (a) all unvested shares of restricted stock, (b) all options to purchase shares of our Common Stock granted for his service on our Board of Directors and (c) all options to purchase shares of our Common Stock granted as executive compensation. Accordingly, this figure is based on Mr. Mulhern’s ownership on the date of his resignation and includes 33,334 shares of restricted stock that vested on April 1, 2014. Also includes 9,220 shares of our Common Stock issued to Mr. Mulhern under the Director Plan in lieu of cash compensation for his service on our Board of Directors and committees.

(6)

Includes (a) 13,627 shares of our Common Stock held in a 401(k) account, (b) shares of restricted stock issued on November 21, 2011 that vest over three years, of which 36,391 are vested, 16,697 vest on

November 21, 2015 and 16,697 vest on November 21, 2016, (c) shares of restricted stock issued on December 13, 2012 that vest over three years, of which 7,423 are vested, and 5,333 vest on December 13, 2015, (d) 35,600 shares of restricted stock issued on August 13, 2013 with performance-based vesting conditions described under “—Compensation Discussion and Analysis—Executive Compensation Components—Long-Term Incentive Compensation—Restricted Stock Grants”, (e) 39,063 shares of restricted stock issued on July 1, 2014 that vest over three years with one-third vesting on July 1, 2015, one-third vesting on July 1, 2016 and one-third vesting on July 1, 2017, (f) 50,000 shares of restricted stock issued on May 14, 2015 that vest over three years with one-third vesting on May 14, 2016, one-third vesting on May 14, 2017 and one-third vesting on May 14, 2018 and (g) the vested portion of (i) an option to purchase 18,500 shares of our Common Stock granted on May 1, 2007, all of which have vested, (ii) an option to purchase 13,900 shares of our Common Stock granted on December 4, 2007, all of which have vested, (iii) an option to purchase 23,500 shares of our Common Stock granted on December 11, 2008, all of which have vested, (iv) an option to purchase 40,000 shares of our Common Stock granted on December 1, 2009, all of which have vested, (v) an option to purchase 30,700 shares of our Common Stock granted on December 7, 2010, all of which have vested, and (vi) an option to purchase 74,800 shares of our Common Stock granted on August 13, 2013, of which 37,400 have vested. Excludes 39,063 performance-based RSUs issued on July 1, 2014.

(7)	Includes the right to acquire 141,553 shares of our Common Stock granted pursuant to the Director Plan as deferred compensation in lieu of cash for service on our Board of Directors and committees. These shares will vest immediately and are to be settled in our Common Stock upon the earlier to occur of (a) as soon as administratively feasible after the date on which Mr. Benjamin incurs a “Termination of Service” under the Director Plan and (b) a “Change in Control” under the Director Plan. See “—Director Compensation” for a discussion of the Director Plan. Also includes (x) 5,000 shares of restricted stock granted on October 30, 2014 that vest in full on October 30, 2015, subject to certain conditions set forth in the Director Plan, and (y) the vested portion of (i) an option to purchase 50,000 shares of our Common Stock granted on October 5, 2005, all of which have vested, (ii) an option to purchase 15,000 shares of our Common Stock granted on December 1, 2009, all of which have vested, (iii) an option to purchase 5,000 shares of our Common Stock granted on November 5, 2010, all of which have vested, (iv) an option to purchase 5,000 shares of our Common Stock granted on November 4, 2011, all of which have vested, (v) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2012, of which 3,750 have vested and (vi) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2013, of which 2,500 have vested. The shares of restricted stock and options described in the preceding sentence were granted in connection with Mr. Benjamin’s appointment to and service on our Board of Directors.

(8)

Consists of (a) 5,000 shares of restricted stock granted on October 30, 2014 that vest in full on October 30, 2015, subject to certain conditions set forth in the Director Plan, and (b) the vested portion of (i) an option to purchase 50,000 shares of our Common Stock granted to Mr. Ford, a Managing Director of Oaktree, upon becoming one of our directors in December 2007, all of which have vested, (ii) an option to purchase 15,000 shares of our Common Stock granted on December 1, 2009, all of which have vested, (iii) an option to purchase 5,000 shares of our Common Stock granted on November 5, 2010, all of which have vested (iv) an option to purchase 5,000 shares of our Common Stock granted on November 4, 2011, all of which have vested, (v) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2012, of which 3,750 have vested and (vi) an option to purchase 5,000 shares of our Common Stock issued to Mr. Ford on November 1, 2013, of which 2,500 have vested. The shares of restricted stock and options described in the preceding sentence were granted in connection with Mr. Ford’s appointment to and service on our Board of Directors, and are held directly by Mr. Ford for the benefit of Oaktree. Pursuant to the policies of Oaktree, Mr. Ford must hold these stock options and shares of restricted stock on behalf of and for the sole benefit of Oaktree and has assigned all economic, pecuniary and voting rights to Oaktree. Mr. Ford disclaims beneficial ownership of these securities, except to the extent of any indirect pecuniary interest therein. Amounts reported for Mr. Ford include the options described above but do not include the shares of our Common Stock referred to in note 2 to the beneficial ownership table for “Holders of more than 5%” above, with respect to which Mr. Ford disclaims beneficial ownership, except to the extent of any indirect pecuniary interest therein.

(9)	Consists of (a) 5,000 shares of restricted stock granted on October 30, 2014 that vest in full on October 30, 2015, subject to certain conditions set forth in the Director Plan, and (b) the vested portion of an option to purchase 5,000 shares our Common Stock granted on November 1, 2013, of which 2,500 have vested. The shares of restricted stock and options described in the preceding sentence were granted in connection with Mr. Mitchell’s service on our Board of Directors. Mr. Mitchell serves as a managing director and a member of the investment committee of Hamblin Watsa, which manages the investment portfolios of Fairfax Financial. Amounts reported do not include the shares of our Common Stock held by Fairfax Financial. Mr. Mitchell expressly disclaims beneficial ownership of our shares of Common Stock that are held by Fairfax Financial.

(10)	Consists of (a) 5,000 shares of restricted stock granted on October 30, 2014 that vest in full on October 30, 2015, subject to certain conditions set forth in the Director Plan, and (b) the vested portion of (i) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2012, of which 3,750 have vested and (ii) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2013, of which 2,500 have vested. The shares of restricted stock and options described in the preceding sentence were granted in connection with Mr. Ross’ service on our Board of Directors. Amounts reported for Mr. Ross do not include the shares of our Common Stock referred to in note 1 to the beneficial ownership table for “Holders of more than 5%” above, with respect to which Mr. Ross disclaims beneficial ownership, except to the extent of any indirect pecuniary interest therein.

(11)	Includes (a) 5,000 shares of restricted stock granted on October 30, 2014 that vest in full on October 30, 2015, subject to certain conditions set forth in the Director Plan, and (b) the vested portion of (i) an option to purchase 50,000 shares of our Common Stock granted on March 30, 2007, all of which have vested, (ii) an option to purchase 15,000 shares of our Common Stock granted on December 1, 2009, all of which have vested, (iii) an option to purchase 5,000 shares of our Common Stock granted on November 5, 2010, all of which have vested, (iv) an option to purchase 5,000 shares of our Common Stock granted on November 4, 2011, all of which have vested, (v) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2012, of which 3,750 have vested and (vi) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2013, of which 2,500 have vested. The shares of restricted stock and options described in the preceding sentence were granted in connection with Mr. Serota’s appointment to and service on our Board of Directors. Pursuant to an arrangement between Ares and Mr. Serota, Mr. Serota has assigned all economic, pecuniary and voting rights with respect to the stock options that vested on or before December 31, 2013 to Ares while the unvested portion of such stock options as well as shares of restricted stock granted after December 31, 2013, were not assigned to Ares and are owned solely by Mr. Serota. Mr. Serota expressly disclaims beneficial ownership of the stock options he holds for the benefit of Ares.

(12)

Includes the right to acquire 5,404 shares of our Common Stock granted pursuant to the Director Plan as deferred compensation in lieu of cash for Mr. Stillwell’s service on our Board of Directors and committees. These shares vested immediately and are to be settled in our Common Stock upon the earlier to occur of (a) as soon as administratively feasible after the date on which Mr. Stillwell incurs a “Termination of Service” under the Director Plan and (b) a “Change in Control” under the Director Plan. See “—Director Compensation” for a discussion of the Director Plan. Also includes (x) 10,000 shares held by Mr. Stillwell’s spouse, (y) 5,000 shares of restricted stock granted on October 30, 2014 that vest in full on October 30, 2015, subject to certain conditions set forth in the Director Plan, and (z) the vested portion of (i) an option to purchase 50,000 shares of our Common Stock granted on October 5, 2005, all of which have vested, (ii) an option to purchase 15,000 shares of our Common Stock granted on December 1, 2009, all of which have vested, (iii) an option to purchase 5,000 shares of our Common Stock granted on November 5, 2010, all of which have vested, (iv) an option to purchase 5,000 shares of our Common Stock granted on November 4, 2011, all of which have vested, (v) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2012, of which 3,750 have vested and (vi) an option to purchase 5,000 shares of our Common Stock granted on November 1, 2013, of which 2,500 have vested. The shares of restricted stock and options described in clauses (y) and (z) were granted in connection with Stillwell’s appointment to and service on our Board of Directors.

*	Less than 1%.

DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Shareholder proposals to be included in the proxy statement for the next annual meeting must be received by the Company at its principal executive offices on or before February 12, 2016, or, if the Company holds its next annual meeting on a date that is more than 30 days from the anniversary of the Annual Meeting, a reasonable time before the Company begins to print and send its proxy materials, for inclusion in the Company’s proxy statement relating to that meeting. Shareholders wishing to submit proposals to be presented directly at the 2016 annual meeting of shareholders instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with the 2016 annual meeting, a shareholder proposal or nomination must be received by the Company at its principal executive offices not before April 7, 2016 or after May 7, 2016, except that if the date of the 2016 annual meeting is more than 30 days before or 60 days after the one year anniversary of the Annual Meeting, such proposal or nomination must be received on or before whichever of the following occurs later: (i) 70 calendar days before the 2016 annual meeting or (ii) the close of business on the 7th day following the earlier of the date on which notice of the 2016 annual meeting is first mailed or public announcement of the date of the 2016 annual meeting is first made.

ANNUAL REPORT

Our Annual Report to Shareholders covering the Company’s fiscal year ended December 31, 2014 accompanies the mailing of this proxy statement.

By Order of the Board of Directors,

William L. Boeing Vice President, General Counsel and Secretary

Dallas, Texas

June 11, 2015

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ANNEX A

FORM OF

AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

EXCO RESOURCES, INC.

EXCO Resources, Inc. (the “Corporation”), pursuant to the provisions of Sections 3.059 and 3.060 of the Texas Business Organizations Code, as amended (the “TBOC”), hereby adopts this Amended and Restated Certificate of Formation (“Certificate of Formation”), which accurately copies the Third Amended and Restated Articles of Incorporation and all amendments thereto (the “Articles of Incorporation”) that are in effect to date, as further amended by this Certificate of Formation as hereinafter set forth, and which contains no other change in any provision thereof.

ONE: The name of the Corporation is EXCO Resources, Inc. The Corporation is a Texas for-profit Corporation. The filing number issued to the Corporation by the Secretary of State is 12861900.

TWO: The following alterations have been made to the Articles of Incorporation in this Certificate of Formation:

1.	All references to the Texas Business Corporations Act are hereby amended to refer to the TBOC, all references to these Articles of Incorporation are hereby amended to refer to this Certificate of Formation and all references to the Texas Miscellaneous Corporation Laws Act are hereby deleted.

2.	Article I is hereby deleted in its entirety, and the following new Article I is substituted in its place:

“ARTICLE I

NAME

The name of the Corporation is EXCO Resources, Inc. The Corporation is a for-profit Corporation.”

3.	Article IV is hereby deleted in its entirety, and the following new Article IV is substituted in its place:

“ARTICLE IV

CAPITALIZATION

The aggregate number of shares of capital stock that the Corporation will have authority to issue is 790,000,000 shares, which shall consist of 780,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

Authority is hereby expressly vested in the Board of Directors of the Corporation, subject to any limitations prescribed by the TBOC, to establish one or more series of shares of Preferred Stock from time to time by adoption of a resolution or resolutions setting forth the designation of the series and fixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any such series to the same extent that such designations, preferences, limitations, and relative rights could be stated if fully set forth in this Certificate of Formation.

The Board of Directors of the Corporation may increase or decrease the number of shares within each established series of the Preferred Stock through the adoption of a resolution fixing and determining the new number of shares of each series in which the number of shares is increased or decreased; provided, however, that the Board of Directors of the Corporation may not decrease the number of shares within a series to less than the number of shares within such series that are then issued. In case the number of shares of a series of Preferred Stock shall be so decreased, the shares by which the series is decreased shall resume the status of authorized but unissued shares of the class of shares from which the series was established.”

4.	Article VII is hereby deleted in its entirety, and the following new Article VII is substituted in its place:

“ARTICLE VII

REGISTERED OFFICE

The street address of the Corporation’s registered office is as follows:

1999 Bryan St., Suite 900

Dallas, Texas 75201-3136”

5.	Article IX is hereby deleted in its entirety, and the following new Article IX is substituted in its place:

“ARTICLE IX

DIRECTORS

The names and addresses of the current directors of the Corporation are as follows:

Name	Address
Jeffrey D. Benjamin	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

B. James Ford	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Samuel A. Mitchell	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Wilbur L. Ross, Jr.	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Jeffrey S. Serota	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Robert L. Stillwell	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251”

6.	Article XV is hereby deleted in its entirety, and the following new Article XV is substituted in its place:

“ARTICLE XV

BUSINESS COMBINATION LAW

Pursuant to Section 21.607 of the TBOC, the Corporation expressly elects not to be governed by Section 21.606 of the TBOC (the Business Combination Law).”

7.	The following new Article XVIII is hereby added:

“ARTICLE XVIII

CORPORATE OPPORTUNITIES

The Directors, their respective affiliates who are not also employees of the Corporation and any investment funds or companies that they may now own or manage or may hereafter form or acquire (collectively, the “Specified Persons”) may own, currently or in the future, equity and other interests in other entities (existing and future) that participate in the energy business or industry (“Industry Companies”) and may enter into agreements from time to time with Industry Companies. The Specified Persons may also serve as employees, partners, officers, directors, members, managers, or principals of, or advisors to, Industry Companies and, at any given time, the Specified Persons may be in direct or indirect competition with the Corporation or its subsidiaries.

2

The Corporation, on behalf of itself and its subsidiaries, to the maximum extent permitted by law, renounces any interest or expectancy of the Corporation and its subsidiaries in, or any interest or expectancy of the Corporation and its subsidiaries in being offered an opportunity to participate in, any business opportunities that involve any aspect of the energy business or industry that are presented to or become known to any Specified Person and waives the application of the doctrine of corporate opportunity, or any other analogous doctrine, with respect to the Corporation and its subsidiaries, to the Specified Persons. The Specified Persons shall have no duty or obligation to communicate or offer any such business opportunity to the Corporation or its subsidiaries and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries or any stockholder or creditor of the Corporation, including for breach of any fiduciary or other duty, by reason of the fact that such Specified Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries.

Without limiting the foregoing, none of the Specified Persons shall have any obligation to refrain from (i) purchasing, selling, exploring, developing or exploiting any oil, gas or other hydrocarbon or mineral asset or any other asset relating to or used in the energy business or industry, (ii) engaging in or managing the same or similar activities or lines of business as the Corporation or its subsidiaries or developing or marketing any products or services that compete, directly or indirectly, with those of the Corporation or its subsidiaries, (iii) investing or owning any interest publicly or privately in, or developing a business relationship with, any Industry Company or any other person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or its subsidiaries (each, a “Competing Person”), (iv) doing business with any client or customer or supplier of the Corporation or its subsidiaries, or (v) entering into any agreement to provide any services to any Competing Person or acting as an employee, partner, officer, director, member, manager, or principal of, or advisor to, any Competing Person or Industry Company, regardless (in the case of each of (i)—(v)) whether such activities are in direct or indirect competition with the business or activities of the Corporation or any of its subsidiaries (each of the activities referred to in clauses (i)—(v), a “Specified Activity”). To the maximum extent permitted by law, the Corporation renounces on behalf of itself and its subsidiaries any interest or expectancy in any Specified Activity, or in being offered an opportunity to participate in any Specified Activity, that may be presented to or become known to any Specified Person.

Any proposed amendment to this Article XVIII shall require the approval of at least 67% of the outstanding voting stock of the Corporation entitled to vote generally in the election of directors. Neither the amendment or repeal of this Article XVIII, nor the adoption of any provision of the Bylaws of the Corporation, nor, to the fullest extent permitted by applicable law, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of any Specified Person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

If any provision or provisions of this Article XVIII shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XVIII (including, without limitation, each portion of any paragraph of this Article XVIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article XVIII (including, without limitation, each such portion of any paragraph of this Article XVIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect the Specified Persons from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

This Article XVIII shall not limit any protections or defenses available to, or indemnification or advancement rights of, any Specified Person under this Certificate of Formation or Bylaws of the Corporation, applicable law or contract.

3

If any code of conduct or other policy of the Corporation or its subsidiaries is inconsistent with this Article XVIII, this Article XVIII shall control and any conduct permitted by this Article XVIII shall not be a violation of such code or policy.”

THREE: Each amendment made by this Certificate of Formation has been effected in accordance with the provisions of the TBOC and the governing documents of the Corporation and has been approved in the manner required by the TBOC and the governing documents of the Corporation.

FOUR: The Articles of Incorporation of the Corporation are hereby superseded by the Certificate of Formation that is set forth as Exhibit A, which accurately copies the entire text thereof as amended by this Certificate of Formation. This Certificate of Formation does not contain any other change in the Articles of Incorporation, except for the information permitted to be omitted by Section 3.059(b) of the TBOC applicable to the Corporation.

[Signature Page to Follow]

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IN WITNESS WHEREOF, and in accordance with Sections 3.059 and 3.060 of the TBOC, the undersigned has executed this Amended and Restated Certificate of Formation as of     , 2015.

By:
William L. Boeing
Vice President, General Counsel and Secretary

Signature Page to

Amended and Restated Certificate of Formation

EXHIBIT A

AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

EXCO RESOURCES, INC.

As Amended and Restated

Effective on

    , 2015

ARTICLE I

NAME

The name of the Corporation is EXCO Resources, Inc. The Corporation is a for-profit Corporation.

ARTICLE II

DURATION

The period of the Corporation’s duration is perpetual.

ARTICLE III

PURPOSE

The purpose for which the Corporation is organized is to conduct any and all lawful business for which a corporation may be organized under the Texas Business Organizations Code, as it may be amended from time to time (the “TBOC”), or any successor law that replaces the TBOC.

ARTICLE IV

CAPITALIZATION

The aggregate number of shares of capital stock that the Corporation will have authority to issue is 790,000,000 shares, which shall consist of 780,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

Authority is hereby expressly vested in the Board of Directors of the Corporation, subject to any limitations prescribed by the TBOC, to establish one or more series of shares of Preferred Stock from time to time by adoption of a resolution or resolutions setting forth the designation of the series and fixing and determining the designations, preferences, limitations, and relative rights, including voting rights, of the shares of any such series to the same extent that such designations, preferences, limitations, and relative rights could be stated if fully set forth in this Certificate of Formation.

The Board of Directors of the Corporation may increase or decrease the number of shares within each established series of the Preferred Stock through the adoption of a resolution fixing and determining the new number of shares of each series in which the number of shares is increased or decreased; provided, however, that the Board of Directors of the Corporation may not decrease the number of shares within a series to less than the number of shares within such series that are then issued. In case the number of shares of a series of Preferred Stock shall be so decreased, the shares by which the series is decreased shall resume the status of authorized but unissued shares of the class of shares from which the series was established.

ARTICLE V

NON-CUMULATIVE VOTING

Cumulative voting is expressly prohibited.

ARTICLE VI

DENIAL OF PREEMPTIVE RIGHTS

The statutory right of any shareholder of the Corporation to exercise preemptive rights to acquire additional, unissued or treasury shares of the Corporation or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of the Corporation is hereby denied.

ARTICLE VII

REGISTERED OFFICE

The street address of the Corporation’s registered office is as follows:

1999 Bryan St., Suite 900

Dallas, Texas 75201-3136

ARTICLE VIII

REGISTERED AGENT

The name of the Corporation’s registered agent at the Corporation’s registered office is C T Corporation System.

ARTICLE IX

DIRECTORS

The names and addresses of the current directors of the Corporation are as follows:

Name	Address
Jeffrey D. Benjamin	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

B. James Ford	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Samuel A. Mitchell	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Wilbur L. Ross, Jr.	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Jeffrey S. Serota	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

Robert L. Stillwell	12377 Merit Drive, Suite 1700, LB 82
Dallas, TX 75251

ARTICLE X

BYLAWS

The power to amend or repeal the Bylaws or to adopt new Bylaws shall be vested in either the shareholders or the Board of Directors of the Corporation, subject to the shareholders providing in amending, repealing or adopting a particular Bylaw that it may not be amended or repealed by the Board of Directors of the Corporation.

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ARTICLE XI

ELECTION OF DIRECTORS

11.1 Number of Directors. The number of the Directors of the Corporation shall be fixed from time to time by or pursuant to the Bylaws of the Corporation.

11.2 Shareholder Nomination of Director Candidates and Introduction of Business. Advance notice of shareholder nominations for the election of Directors and advance notice of business to be brought by shareholders before an annual meeting shall be given in the manner provided in the Bylaws of the Corporation.

11.3 Decrease in Number of Directors. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of an incumbent Director.

11.4 No Requirement of Written Ballot. The election of the Directors may be conducted in any form adopted by the Board of Directors, and need not be by written ballot. In the event, however, that a majority of the shareholders vote to require written ballots, written ballots shall be used.

ARTICLE XII

SPECIAL MEETINGS OF SHAREHOLDERS

Special meetings of the shareholders, unless otherwise prescribed by statute, may be called by the Chairman of the Board of Directors of the Corporation and shall be called by the Secretary of the Corporation upon the written request, stating the purpose or purposes therefore, of either (i) not less than a majority of the whole Board of Directors of the Corporation or (ii) the holder or holders of shares having not less than 25% of the voting power at a meeting at which the holders of all shares entitled to vote on the action or actions, as set forth in the proposed purpose or purposes of the meeting, were present and voted. Business conducted at any special meeting shall be confined to the purpose or purposes described in the notice thereof.

ARTICLE XIII

INDEMNIFICATION

Each person who is or was a Director or officer of the Corporation, or while a Director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another corporation, employee benefit plan, other enterprise or other entity, shall be indemnified by the Corporation to the fullest extent that a corporation is required or permitted to grant indemnification to such person under the TBOC, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect. The right to indemnification under this Article XIII shall extend to the heirs, executors, administrators and estate of any such Director or officer. The right to indemnification provided in this Article XIII (a) will not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled, including without limitation, pursuant to any bylaw, agreement, vote of shareholders or disinterested Directors, or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office; and (b) will be applicable to matters otherwise within its scope whether or not such matters arose or arise before or after the adoption of this Article XIII. Without limiting the generality or the effect of the foregoing, the Corporation may adopt bylaws or enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Article XIII to the extent provided by applicable laws. Any amendment or repeal of this Article XIII shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

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ARTICLE XIV

NO MONETARY LIABILITY OF DIRECTORS TO SHAREHOLDERS

To the fullest extent permitted by the TBOC, as the same may be amended from time to time, or any other applicable laws presently or hereafter in effect, no Director of the Corporation shall be personally liable to the Corporation or its shareholders for or with respect to any acts or omissions in the performance of his or her duties as a Director of the Corporation. If the TBOC is hereafter amended to authorize further elimination of the liability of a corporation’s directors for or with respect to any acts or omissions in the performance of their duties as directors of a corporation, then a Director of the Corporation shall not be liable for any such acts or omissions to the fullest extent permitted by the TBOC, as so amended. Any repeal or modification of this Article XIV shall not adversely affect any right or protection of a Director of the Corporation existing immediately prior to such repeal or modification.

ARTICLE XV

BUSINESS COMBINATION LAW

Pursuant to Section 21.607 of the TBOC, the Corporation expressly elects not to be governed by Section 21.606 of the TBOC (the Business Combination Law).

ARTICLE XVI

AMENDMENT

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Certificate of Formation, and any other provisions authorized by the laws of the State of Texas at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, Directors or any other persons whomsoever by and pursuant to this Certificate of Formation in their present form or as hereafter amended are granted subject to the right reserved in this Article XVI; provided, however, that any amendment or repeal of Article XIII or Article XIV of this Certificate of Formation shall not adversely affect any right or protection existing hereunder immediately prior to such amendment or repeal.

ARTICLE XVII

SHAREHOLDER ACTION BY WRITTEN CONSENT

Any action required by the TBOC, as amended, to be taken at any annual or special meeting of shareholders, or any action that may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

ARTICLE XVIII

CORPORATE OPPORTUNITIES

The Directors, their respective affiliates who are not also employees of the Corporation and any investment funds or companies that they may now own or manage or may hereafter form or acquire (collectively, the “Specified Persons”) may own, currently or in the future, equity and other interests in other entities (existing and future) that participate in the energy business or industry (“Industry Companies”) and may enter into agreements from time to time with Industry Companies. The Specified Persons may also serve as employees, partners, officers, directors, members, managers, or principals of, or advisors to, Industry Companies and, at any given time, the Specified Persons may be in direct or indirect competition with the Corporation or its subsidiaries.

9

The Corporation, on behalf of itself and its subsidiaries, to the maximum extent permitted by law, renounces any interest or expectancy of the Corporation and its subsidiaries in, or any interest or expectancy of the Corporation and its subsidiaries in being offered an opportunity to participate in, any business opportunities that involve any aspect of the energy business or industry that are presented to or become known to any Specified Person and waives the application of the doctrine of corporate opportunity, or any other analogous doctrine, with respect to the Corporation and its subsidiaries, to the Specified Persons. The Specified Persons shall have no duty or obligation to communicate or offer any such business opportunity to the Corporation or its subsidiaries and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries or any stockholder or creditor of the Corporation, including for breach of any fiduciary or other duty, by reason of the fact that such Specified Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries.

Without limiting the foregoing, none of the Specified Persons shall have any obligation to refrain from (i) purchasing, selling, exploring, developing or exploiting any oil, gas or other hydrocarbon or mineral asset or any other asset relating to or used in the energy business or industry, (ii) engaging in or managing the same or similar activities or lines of business as the Corporation or its subsidiaries or developing or marketing any products or services that compete, directly or indirectly, with those of the Corporation or its subsidiaries, (iii) investing or owning any interest publicly or privately in, or developing a business relationship with, any Industry Company or any other person engaged in the same or similar activities or lines of business as, or otherwise in competition with, the Corporation or its subsidiaries (each, a “Competing Person”), (iv) doing business with any client or customer or supplier of the Corporation or its subsidiaries, or (v) entering into any agreement to provide any services to any Competing Person or acting as an employee, partner, officer, director, member, manager, or principal of, or advisor to, any Competing Person or Industry Company, regardless (in the case of each of (i)—(v)) whether such activities are in direct or indirect competition with the business or activities of the Corporation or any of its subsidiaries (each of the activities referred to in clauses (i)—(v), a “Specified Activity”). To the maximum extent permitted by law, the Corporation renounces on behalf of itself and its subsidiaries any interest or expectancy in any Specified Activity, or in being offered an opportunity to participate in any Specified Activity, that may be presented to or become known to any Specified Person.

Any proposed amendment to this Article XVIII shall require the approval of at least 67% of the outstanding voting stock of the Corporation entitled to vote generally in the election of directors. Neither the amendment or repeal of this Article XVIII, nor the adoption of any provision of the Bylaws of the Corporation, nor, to the fullest extent permitted by applicable law, any modification of law, shall eliminate, reduce or otherwise adversely affect any right or protection of any Specified Person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

If any provision or provisions of this Article XVIII shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XVIII (including, without limitation, each portion of any paragraph of this Article XVIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article XVIII (including, without limitation, each such portion of any paragraph of this Article XVIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect the Specified Persons from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

This Article XVIII shall not limit any protections or defenses available to, or indemnification or advancement rights of, any Specified Person under this Certificate of Formation or Bylaws of the Corporation, applicable law or contract.

10

If any code of conduct or other policy of the Corporation or its subsidiaries is inconsistent with this Article XVIII, this Article XVIII shall control and any conduct permitted by this Article XVIII shall not be a violation of such code or policy.

11

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ¶ ¶ ¶ EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on August 4, 2015.

INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
PHONE – 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  ▲

FORM OF PROXY	Please mark your votes like this	X

1.

Proposal to elect 01 Jeffrey D. Benjamin, 02 B. James Ford, 03 Samuel A. Mitchell, 04 Wilbur L. Ross, Jr., 05 Jeffrey S. Serota, and 06 Robert L. Stillwell, as directors to the Board of Directors, each for a one-year term.

	FOR all nominees listed to the left (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below):

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve, for purposes of Section 312.03 of the New York Stock Exchange Listed Company Manual, the issuance of warrants and shares of common stock issuable upon the exercise of the warrants, pursuant to the terms and conditions of the services and investment agreement, dated as of March 31, 2015, by and between EXCO Resources, Inc. and Energy Strategic Advisory Services LLC, as amended.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	Proposal to approve an amendment to our Third Amended and Restated Articles of Incorporation, as amended, to increase the authorized number of shares of our common stock to 780,000,000 and make other amendments to conform with the requirements of the Texas Business Organizations Code.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.

Proposal to approve an amendment to our Third Amended and Restated Articles of Incorporation, as amended, to include a waiver of the duty of directors to present corporate opportunities to EXCO Resources, Inc.

		☐	☐	☐
5.	Advisory vote to approve executive compensation.	FOR ☐	AGAINST ☐	ABSTAIN ☐
		FOR	AGAINST	ABSTAIN
6.	Proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm.	☐	☐	☐

The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.

                COMPANY ID:

                PROXY NUMBER:

                ACCOUNT NUMBER:

Signature	Signature	Date , 2015.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President.

Important notice regarding the availability of proxy materials for the annual meeting to be held on August 5, 2015:

Our official Notice of Annual Meeting of Shareholders, Proxy

Statement and 2014 Annual Report to Shareholders are also available at www.RRDEZProxy.com/2015/EXCO.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

FORM OF PROXY EXCO Resources, Inc. 12377 Merit Drive • Suite 1700 Dallas, Texas 75251 (214) 368-2084 • Fax (214) 368-2087

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William L. Boeing, W. Justin Clarke, Harold L. Hickey and Richard A. Burnett, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the common shares, par value $0.001 per share, of EXCO Resources, Inc. held of record by the undersigned on June 8, 2015 at the annual meeting of shareholders to be held at 10:00 a.m. local time on August 5, 2015 at the corporate office of EXCO Resources, Inc., 12377 Merit Drive, Dallas, Texas 75251 or any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each director nominee listed in Proposal 1 and for Proposals 2, 3, 4, 5 and 6.

The Board of Directors recommends that the shareholders vote “FOR” each director nominee listed in Proposal 1 and for Proposals 2, 3, 4, 5 and 6. Please review carefully the proxy statement delivered with this proxy.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE.

(Continued and to be signed on the other side)